UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SPHERE ENTERTAINMENT CO.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

JAMES L. DOLAN
Executive Chairman and
Chief Executive Officer
Notice of Annual Meeting and
Proxy Statement
Dear Stockholder:
You are cordially invited to attend our annual meeting of stockholders, which will be conducted via live webcast on Wednesday, June 10, 2026 at 10:00 a.m. Eastern Time. You can attend the annual meeting via the internet by visiting www.virtualshareholdermeeting.com/SPHR2026. There is no in-person annual meeting this year for you to attend.
Information on how to vote and, if you wish to attend, the requirements to register in advance and how to ask questions during the annual meeting is described in the enclosed materials. Your vote is important to us.

Sincerely yours,

James L. Dolan
Executive Chairman and Chief Executive Officer

April 28, 2026

SPHERE ENTERTAINMENT CO., TWO PENNSYLVANIA PLAZA, NEW YORK, NY 10121

PROXY STATEMENT
NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
Sphere Entertainment Co.
The annual meeting of stockholders of Sphere Entertainment Co. (the “annual meeting”) will be held on Wednesday, June 10, 2026, at 10:00 a.m. Eastern Time. You can attend the annual meeting via the internet, vote your shares electronically and submit your questions during the annual meeting, by visiting www.virtualshareholdermeeting.com/SPHR2026 (there is no physical location for the annual meeting). In order to attend the annual meeting, you must register in advance at www.proxyvote.com prior to the deadline of June 5, 2026 at 5:00 p.m. Eastern Time. You will need to have your 16-digit control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials) to register in advance for and to join on the day of the annual meeting. We encourage you to allow ample time for online check-in, which will begin at 9:45 a.m. Eastern Time. For further information on how to register for and participate in the meeting please see General Information, “How do I attend, vote and ask questions during the annual meeting?”
The annual meeting will be held to consider and vote upon the following proposals:
1.Election of directors.
2.Ratification of the appointment of our independent registered public accounting firm.
3.An advisory vote on the compensation of our named executive officers.
4.An advisory vote on the frequency of future advisory votes on named executive officer compensation.
5.Conduct such other business as may be properly brought before the meeting.
Only stockholders of record on April 20, 2026 may vote during the meeting.
Your vote is important to us. Even if you plan on participating in the annual meeting virtually, we recommend that you vote as soon as possible by telephone, by Internet or by signing, dating and returning the proxy card in the postage-paid envelope provided.

By order of the Board of Directors,

Mark C. Cresitello
Secretary
New York, New York
April 28, 2026

SPHERE ENTERTAINMENT CO., TWO PENNSYLVANIA PLAZA, NEW YORK, NY 10121

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References to our website in this proxy statement are provided as a convenience and the information contained on, or available through, our website is not part of this or any other document we file with or furnish to the U.S. Securities and Exchange Commission (the “SEC”).
Forward-Looking Statements
This proxy statement may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “anticipates,” “believes,” “estimates,” “may,” “will,” “should,” “could,” “potential,” “continue,” “intends,” “plans” and similar words and terms used in the discussion of future operating and future financial performance identify forward-looking statements.
Investors are cautioned that any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties, and that actual results, developments or events may differ materially from those in the forward-looking statements as a result of various factors, including financial community perceptions of us and our business, operations, financial condition and the industries in which we operate and the factors described in our filings with the SEC, including the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. We disclaim any obligation to update any forward-looking statements contained herein, except as may be required by law or applicable regulations.
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PROXY STATEMENT SUMMARY
This summary highlights selected information in the proxy statement. Please review the entire proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2025 before voting.

VOTING ITEMS AND BOARD RECOMMENDATIONS

Proposals		Board Recommendation
Proposal 1	Election of directors	FOR
Proposal 2	Ratification of the appointment of our independent registered public accounting firm	FOR
Proposal 3	An advisory vote on the compensation of our named executive officers	FOR
Proposal 4	An advisory vote on the frequency of future advisory votes on named executive officer compensation	3 YEARS

COMPANY OVERVIEW
Sphere Entertainment Co. (together with its subsidiaries, the “Company”) is a leader in immersive experiences, technology and media and is comprised of two reportable segments, Sphere and MSG Networks. Sphere® is an experiential medium powered by advanced technologies, and MSG Networks operates two regional sports and entertainment networks, as well as a direct-to-consumer (“DTC”) and authenticated streaming product.
•Sphere: This segment reflects Sphere, an experiential medium powered by advanced technologies that bring storytelling to a new level. The Company’s first Sphere venue opened in Las Vegas on September 29, 2023. The entire exterior surface of Sphere, referred to as the Exosphere®, is covered with nearly 580,000 square feet of fully programmable LED lighting, creating the largest LED screen in the world and an impactful display for artistic and branded content. Inside, the venue features a 16K x 16K interior display plane – the world’s highest-resolution LED screen that wraps up, over, and around the audience creating a fully immersive visual environment. In addition, Sphere’s advanced technologies include Sphere Immersive Sound™ – Sphere’s proprietary audio system – as well as haptic seating and 4D environmental effects. The venue can accommodate up to 20,000 guests and hosts a wide variety of events year-round, including The Sphere Experience™, which features original immersive productions, as well as concerts and residencies from renowned artists, and marquee sports and brand events (formerly referred to as corporate events). Production efforts for Sphere events are supported by Sphere Studios™, an immersive content studio dedicated to creating multi-sensory experiences exclusively for Sphere, using proprietary technology, tools and production facilities. Sphere Studios is home to a team of creative, production, technology and software engineering experts who provide full in-house creative and production services. The studio campus in Burbank includes a 68,000-square-foot development facility, as well as Big Dome, a 28,000-square-foot, 100-foot high custom dome, with a quarter-sized version of the interior display plane at Sphere in Las Vegas, that serves as a specialized screening, production facility, and lab for content at Sphere.
The Company is focused on creating a global network of Spheres. We are working with the Department of Culture and Tourism – Abu Dhabi (“DCT Abu Dhabi”) to bring Sphere to Abu Dhabi, United Arab Emirates. In January 2026, the Company, the State of Maryland, Prince George’s County, and Peterson Companies announced the Company’s intent to develop a new Sphere venue at National Harbor, Maryland.
•MSG Networks: This segment is comprised of the Company’s regional sports and entertainment networks, MSG Network and MSG Sportsnet, as well as its DTC and authenticated streaming offering, MSG+ (which is included in the Gotham Sports streaming product). MSG Networks serves the New York designated market area, as well as other portions of New York, New Jersey, Connecticut and Pennsylvania and features a wide range of sports content, including exclusive live local games and other programming of the New York Knicks (the “Knicks”) of the National Basketball Association (the “NBA”) and the New York Rangers (the “Rangers”), New York Islanders (the “Islanders”), New Jersey Devils (the “Devils”) and Buffalo Sabres (the “Sabres”) of the National Hockey League (the “NHL”), as well as significant coverage of the New York Giants (the “Giants”) and the Buffalo Bills (the “Bills”) of the National Football League (the “NFL”).

CORPORATE GOVERNANCE AND BOARD PRACTICES
Our Board has adopted Corporate Governance Guidelines (the “Governance Guidelines”) and other practices to promote the functioning of the Board and its committees to serve the best interests of all our stockholders. The Governance Guidelines and our other governance documents provide a framework for our governance practices, including:

✓	Annual election of directors, with all directors elected to one-year terms

✓	Board composition to include a broad range of skills, experience, industry knowledge, diversity of opinion and contacts relevant to the Company’s business, which serves the interests of the holders of both our Class A Common Stock and Class B Common Stock

✓	Annual Board self-assessments to assess the mix of skills and experience that directors bring to the Board to facilitate an effective oversight function

✓	Robust director nomination criteria to ensure a diversity of viewpoints, background and expertise in the boardroom

✓	Regular executive sessions of independent directors

✓	Independent Board committees, with each of the Audit Committee and the Compensation Committee comprised 100% of independent directors

✓	Restricted stock units subject to holding requirement through end of service on the Board
STRENGTHENING OUR WORKPLACE COMMUNITY

We are committed to fostering a strong, inclusive workplace community where all employees feel supported, valued and empowered to grow. Our approach includes:
A culture of accountability
Our performance management practices promote transparency, accountability and alignment with our business goals. Through ongoing, actionable feedback and development-focused conversations, we support individual growth and recognize contributions at every level. Continuous learning is also promoted and supported through an online learning platform and tuition assistance.
Supporting total well-being
Our benefit offerings are designed to meet the range of needs of our diverse workforce and include: domestic partner coverage; medical, dental and vision plan options; life insurance benefits for the employee and their dependents; a 401k plan with employer match; an employee assistance program which also provides assistance with child and elder care resources; legal support; pet insurance; wellness programs and financial planning seminars. These resources are intended to support the physical, emotional and financial well-being of our employees.

Meaningful employee engagement programs
We invest in meaningful programming that builds connections, recognition and a sense of belonging across our workforce. From culture-focused campaigns and milestone celebrations to our employee resource groups and employee recognition, these efforts reinforce our shared purpose of bringing wonder to the world.
DIRECTOR NOMINEES

The Board has nominated 15 director candidates. Of the 15 nominees, four are Class A nominees and eleven are Class B nominees. Assuming all of the director nominees are elected at the annual meeting, our Class A director representation will be 26.7% of the Board, which meets the percentage required by our Articles of Incorporation (“Articles of Incorporation”).
All director candidates have been nominated for a one-year term to expire at the 2027 annual meeting of the Company’s stockholders and once their successors have been elected and qualified.
Our Class A nominees are elected by holders of our Class A common stock, par value $0.01 per share (“Class A Common Stock”):
•All Class A nominees are independent and collectively have significant experience in business leadership, finance and accounting, law, government service, management, investment, operational and strategic planning, brand marketing and extensive knowledge of the media, sports and entertainment industries.
Our Class B nominees are elected by holders of our Class B common stock, par value $0.01 per share (“Class B Common Stock”):
•Class B nominees collectively have significant experience in industry and business leadership, finance and accounting, operational and strategic planning, and unmatched institutional knowledge of the Company.
Our Board believes that the Company and its stockholders benefit from the combination of Class A and Class B nominees’ diverse perspectives, institutional knowledge, and their collective deep business and investment experience.
Detailed information about each nominee’s background, skills and qualifications can be found under “Proposal 1 — Election of Directors.”

Class A Director Nominees	Class B Director Nominees
Joseph J. Lhota	James L. Dolan	Ryan T. Dolan
Joel M. Litvin	Charles P. Dolan	Thomas C. Dolan
Debra G. Perelman	Kristin A. Dolan	Brian G. Sweeney
John L. Sykes	Marianne Dolan Weber	Vincent Tese
	Paul J. Dolan	Isiah L. Thomas III
Quentin F. Dolan

EXECUTIVE COMPENSATION PROGRAM

The Company is a leader in immersive experiences, technology and media and is comprised of two reportable segments, Sphere and MSG Networks. Sphere is an experiential medium powered by advanced technologies, and MSG Networks operates two regional sports and entertainment networks, as well as a DTC and authenticated streaming product. We operate in specialized industries and our executive officers have substantial and meaningful professional experience in these industries. Given the unique and novel nature of our Sphere business, including the design and construction of Sphere venues, the creation of The Sphere Experience and our original immersive productions, the Company places great importance on its ability to attract, retain, motivate and reward experienced executive officers who can drive our business objectives and achieve strong financial, operational and stock price performance, as well as long-term value creation.

Executive Compensation Principles:
✓	A significant portion of compensation opportunities should be at risk
✓	Long-term performance incentives should generally outweigh short-term performance incentives
✓	Executive officers should be aligned with our stockholders through equity compensation
✓	The compensation structure should enable the Company to attract, retain, motivate and reward the best talent in a competitive industry
Elements of 2025 Compensation & Performance Objectives
The Company compensates its named executive officers (“NEOs”) through base salary, annual incentive awards, long-term incentive awards, perquisites and benefit programs. Our annual and long-term incentive programs provide performance-based incentives for our NEOs tied to key measures that drive long-term stockholder value and reward sustained achievement of the Company’s key financial goals. The Company considers adjusted operating income (“AOI”) to be a key financial measure of its financial operating performance. As such, our Compensation Committee has incorporated reportable segment AOI into our standard annual incentive performance awards and into our long-term incentive performance awards.
During 2025, the Compensation Committee, in consultation with its independent compensation consultant, determined to make certain changes to the Company’s annual incentive plan that: (i) focuses the financial objectives solely on reportable segment AOI in order to further the Company’s focus on profitable growth, and (ii) establishes initial funding levels of the bonus pools based solely on financial performance against pre-determined reportable segment targets, which initial funding level can then be modified based on each business unit’s performance against pre-determined financial, strategic and operational goals in line with the Company’s evolving priorities.
Following the 2024 Transition Period, the Company sought to further align long-term incentives with both financial performance and stockholder value creation. As a result, for 2025, the Company’s long-term incentive program consists of a mix of restricted stock units and performance stock units, with performance vesting tied to Sphere reportable segment AOI. Since the Company’s long-term goals were still being assessed at the time the 2025 long-term incentive awards were approved by the Compensation Committee in March 2025, the Compensation Committee approved the grant of performance stock units to our NEOs other than Mr. Dolan (who does not participate in the Company’s standard annual long-term incentive program, as discussed in more detail below) with a view to setting the performance targets at a later date. Ultimately, the Compensation Committee, in consultation with its independent compensation consultant, and based on management’s recommendation, determined to set the performance targets based on the three-year cumulative Sphere reportable segment AOI. The performance targets were set when the Company was in a better position to set long-term goals that achieved the desired objectives of the plan (i.e., implemented ambitious target goals with achievable threshold goals). The performance targets relate to the Company’s key financial priorities, based on the Company’s forecast / budget for each of those years (subject to certain pre-approved adjustments).
The value of the restricted stock units and performance stock units remains tied to the performance of the market value of Class A Common Stock, which we believe directly aligns the NEOs with stockholders’ interests to increase stockholder value and provides the NEOs with a continuing stake in the long-term success of the Company.
In lieu of participating in the standard annual long-term incentive program described above, in accordance with his employment agreement, Mr. Dolan, the Company’s Executive Chairman and Chief Executive Officer, was granted long-term incentive awards in the form of non-qualified performance vesting options to purchase shares of Class A Common Stock (the majority of which were granted during the 2024 Transition Period) that vest based on the achievement of rigorous stock price hurdles. The stock price hurdles outlined below represent significant appreciation from the exercise prices (i.e., the respective closing stock price on the date of grant). Specifically, Mr. Dolan received the following:

Performance Vesting Option Awards to Executive Chairman & Chief Executive Officer
	First Performance Vesting Option Award			Second Performance Vesting Option Award
	Granted on July 1, 2024			Granted on January 8, 2025
	(During 2024 Transition Period)			(During Fiscal Year 2025)
Stock Price Hurdle for Options to Vest(1)	Securities Underlying Options (#)	Exercise Price(2)	Stock Price Hurdle as % of Exercise Price	Securities Underlying Options (#)	Exercise Price(2)	Stock Price Hurdle as % of Exercise Price	Total Securities Underlying Options (#)
$75.00	450,000	$34.62	217%	246,175	$41.37	181%	696,175
$100.00	450,000	$34.62	289%	246,175	$41.37	242%	696,175
$125.00	450,000	$34.62	361%	246,175	$41.37	302%	696,175
$150.00	450,000	$34.62	433%	246,175	$41.37	363%	696,175

Total	1,800,000	--	--	984,700	--	--	2,784,700
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(1)The performance vesting options (or the applicable portion thereof) will vest on the later of (1) June 30, 2027, with respect to the First Performance Vesting Option Award, or January 8, 2028, with respect to the Second Performance Vesting Option Award, and (2) the date on which any of the stock price hurdles are achieved during the five-year performance period measured from the date of grant, in each case subject to Mr. Dolan’s continued employment with the Company (or any of its subsidiaries) through the applicable vesting date (subject to certain limited exceptions); measurement of the achievement of the stock price hurdles will be based on a rolling thirty (30) consecutive trading day average of the closing price of the Class A Common Stock on the New York Stock Exchange (the “NYSE”).
(2)Exercise price is equal to the closing price of the Class A Common Stock on the NYSE on the respective date of grant.
We believe these performance vesting options create significant alignment between our Executive Chairman and Chief Executive Officer and stockholders’ interests to increase stockholder value as awards only vest upon the achievement of the price hurdles noted above and provide him with incremental value from the award only if there is significant stock price appreciation. On vested options, Mr. Dolan will only share in the incremental value created above the respective option exercise prices outlined above.
The table below summarizes the elements of our general compensation program for 2025 and how each element was linked to Company performance. For more information on our executive compensation program and policies, please see “Compensation Discussion & Analysis.”

Component(1)		Performance Link	Description
Base Salary	Cash
•Fixed level of compensation determined primarily based on the role, job performance and experience
•Reviewed annually to assess alignment with market practices
•Intended to compensate NEOs for day-to-day services performed

Annual Incentive	Cash

Initial funding based on reportable segment AOI targets (which initial funding level can be modified based on business unit performance with respect to strategic, operational and financial (collectively referred to herein as “strategic”) objectives)

•Performance-based cash incentive opportunity
•Designed to be initially-funded solely based on the achievement of pre-determined financial performance measure approved by the Compensation Committee:
•Corporate business units: blend of Sphere reportable segment AOI (weighted at 80%); and MSG Networks reportable segment AOI (weighted at 20%).
•Sphere business units: Sphere reportable segment AOI
•MSG Networks business unit: MSG Networks reportable segment AOI
•Performance against pre-determined specific business units’ strategic objectives can modify initial AOI-funded pools within specified range

Long- Term Incentive	Performance Stock Units (50%)(2)	Sphere reportable segment AOI
•Financial performance targets are determined by the Compensation Committee to incentivize strong execution of our strategy and long-term financial goals
•Stock-based award establishes direct alignment with our stock price performance and stockholder interests
•Cliff-vest after three years to the extent that three-year cumulative Sphere reportable segment AOI targets are achieved

	Restricted Stock Units (50%)(2)	Stock Price Performance	•Stock-based award establishes direct alignment with our stock price performance and stockholder interests •Vest ratably over three years
	Performance Vesting Options (Executive Chairman and CEO)	Stock Price Performance	•Stock-based award establishes direct alignment with our stock price performance and stockholder interests •No vesting if rigorous stock price goals are not met during five-year performance period
_______________
(1)Excludes any one-time cash and equity-based compensation for 2025 that is intended to compensate newly hired NEOs for forfeited compensation from their prior employer and/or induce the newly hired NEO to join the Company.
(2)For NEOs other than Executive Chairman and CEO. Executive Chairman and CEO received performance vesting options in accordance with his employment agreement as described above.

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 10, 2026

GENERAL INFORMATION
COMPANY OVERVIEW

Sphere Entertainment Co., was initially incorporated in the State of Delaware on November 21, 2019, and redomesticated to the State of Nevada by conversion on June 4, 2025. We have our executive offices at Two Pennsylvania Plaza, New York, NY 10121. In this proxy statement, the words “Company,” “we,” “us,” “our,” and “SPHR” refer to Sphere Entertainment Co., a holding company, and its direct and indirect subsidiaries through which substantially all of our operations are conducted. Our Class A Common Stock is listed on the NYSE under the symbol “SPHR.” As a result, we are subject to certain of the NYSE corporate governance listing standards.
The Company is a leader in immersive experiences, technology and media and is comprised of two reportable segments, Sphere and MSG Networks. Sphere is an experiential medium powered by advanced technologies, and MSG Networks operates two regional sports and entertainment networks, as well as a DTC and authenticated streaming product.
•Sphere: This segment reflects Sphere, an experiential medium powered by advanced technologies that bring storytelling to a new level. The Company’s first Sphere venue opened in Las Vegas on September 29, 2023. The entire exterior surface of Sphere, referred to as the Exosphere, is covered with nearly 580,000 square feet of fully programmable LED lighting, creating the largest LED screen in the world and an impactful display for artistic and branded content. Inside, the venue features a 16K x 16K interior display plane – the world’s highest-resolution LED screen that wraps up, over, and around the audience creating a fully immersive visual environment. In addition, Sphere’s advanced technologies include Sphere Immersive Sound – Sphere’s proprietary audio system – as well as haptic seating and 4D environmental effects. The venue can accommodate up to 20,000 guests and hosts a wide variety of events year-round, including The Sphere Experience, which features original immersive productions, as well as concerts and residencies from renowned artists, and marquee sports and brand events (formerly referred to as corporate events). Production efforts for Sphere events are supported by Sphere Studios, an immersive content studio dedicated to creating multi-sensory experiences exclusively for Sphere, using proprietary technology, tools and production facilities. Sphere Studios is home to a team of creative, production, technology and software engineering experts who provide full in-house creative and production services. The studio campus in Burbank includes a 68,000-square-foot development facility, as well as Big Dome, a 28,000-square-foot, 100-foot high custom dome, with a quarter-sized version of the interior display plane at Sphere in Las Vegas, that serves as a specialized screening, production facility, and lab for content at Sphere.
The Company is focused on creating a global network of Spheres. We are working with the DCT Abu Dhabi to bring Sphere to Abu Dhabi, United Arab Emirates. In January 2026, the Company, the State of Maryland, Prince George’s County, and Peterson Companies announced the Company’s intent to develop a new Sphere venue at National Harbor, Maryland.
•MSG Networks: This segment is comprised of the Company’s regional sports and entertainment networks, MSG Network and MSG Sportsnet, as well as its DTC and authenticated streaming offering, MSG+ (which is included in the Gotham Sports streaming product). MSG Networks serves the New York designated market area, as well as other portions of New York, New Jersey, Connecticut and Pennsylvania and features a wide range of sports content, including exclusive live local games and other programming of the Knicks of the NBA and the Rangers, the Islanders, the Devils and the Sabres of the NHL, as well as significant coverage of the Giants and the Bills of the NFL.

The Company was incorporated as MSG Entertainment Spinco, Inc., a direct, wholly-owned subsidiary of Madison Square Garden Sports Corp. (“MSGS”). We changed our name to Madison Square Garden Entertainment Corp. on April 17, 2020 (the “2020 Distribution Date”) in connection with the distribution of all of the Company’s outstanding common stock to the stockholders of MSGS (the “2020 Distribution”). On July 9, 2021, a subsidiary of the Company merged with MSG Networks Inc. (“MSGN”), a company that was also controlled by the Dolan family (the “Networks Merger”). As a result of the Networks Merger, MSGN became a direct wholly-owned subsidiary of the Company. On April 20, 2023 (the “MSGE Distribution Date”), the Company distributed approximately 67% of the outstanding common stock of MSGE Spinco, Inc. (now known as Madison Square Garden Entertainment Corp. and referred to herein as “MSGE”) to our stockholders (the “MSGE Distribution”), with the Company retaining approximately 33% of the outstanding common stock of MSGE (in the form of MSGE Class A common stock) immediately following the MSGE Distribution (the “MSGE Retained Interest”). Following dispositions of the MSGE Retained Interest, the Company no longer holds any of the outstanding common stock of MSGE. In connection with the MSGE Distribution, the Company changed its name to Sphere Entertainment Co.
PROXY STATEMENT MATERIALS

These proxy materials are provided in connection with the solicitation of proxies by our Board for the annual meeting, which will be conducted via live webcast on Wednesday, June 10, 2026 at 10:00 a.m. Eastern Time. You can attend the annual meeting via the internet by visiting www.virtualshareholdermeeting.com/SPHR2026.
This proxy statement is first being sent to stockholders on or about April 28, 2026. Unless otherwise indicated, references to “2025”, and the “year ended December 31, 2025” refer to the Company’s fiscal year ended on December 31, 2025, references to “TP 2024”, the “2024 Transition Period” and the “transition period ended December 31, 2024” refer to the Company’s six-month transition period from July 1, 2024 to December 31, 2024, and references to “2024”, “2023”, “2022” and “2021” or the “2024 fiscal year,” “2023 fiscal year,” “2022 fiscal year” and “2021 fiscal year” refer to the Company’s fiscal years ended on June 30 of such years.

QUESTIONS AND ANSWERS YOU MAY HAVE ABOUT OUR ANNUAL MEETING AND VOTING

When and where is the annual meeting being held?
The annual meeting will be held at 10:00 a.m. Eastern Time on Wednesday, June 10, 2026. Our annual meeting will be a virtual meeting of stockholders, which will be conducted exclusively by webcast. For more information on how to attend the annual meeting, please see the question titled “How do I attend, vote and ask questions during the annual meeting?” below.
Who may vote during the annual meeting?
Holders of our Class A Common Stock, and holders of our Class B Common Stock (together with Class A Common Stock, collectively, “Company Stock”), as recorded in our stock register at the close of business on April 20, 2026, may vote during the annual meeting. On April 20, 2026, there were 28,925,449 shares of Class A Common Stock and 6,866,754 shares of Class B Common Stock outstanding. Each share of Class A Common Stock has one vote per share and holders will be voting for the election of four candidates to the Board. Each share of Class B Common Stock has ten votes per share and holders will be voting for the election of eleven candidates to the Board. As a result of their ownership of all of the shares of Class B Common Stock, certain members of the Dolan family, including certain trusts for the benefit of members of the Dolan family (collectively, the “Dolan Family Group”), have the power to elect all of the directors to be elected by the holders of our Class B Common Stock, and to approve Proposals 2 (appointment of the Company’s independent registered public accounting firm), 3 (an advisory vote on the compensation of our named executive officers) and 4 (an advisory vote on the frequency of future advisory votes on named executive officer compensation), regardless of how other shares are voted.
Why did I receive a Notice of Annual Meeting and Internet Availability of Proxy Materials instead of a full set of proxy materials?
Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials by Internet. Accordingly, the Company has sent a Notice of Annual Meeting and Internet Availability of Proxy Materials to our stockholders. All stockholders have the ability to access the proxy materials on the website referred to in the Notice of Annual Meeting and Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials by Internet or to request a printed copy may be found in the Notice of Annual Meeting and Internet Availability of Proxy Materials. In addition, our stockholders may request to receive proxy materials in printed form by mail or electronically. If you previously chose to receive proxy materials electronically, you will continue to receive access to these materials via email unless you otherwise elect. The Company encourages our stockholders who have not already done so to take advantage of the availability of the proxy materials on the Internet to help reduce the cost and the environmental impact of the annual meeting.
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?
Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, EQ Shareowner Services, you are considered a stockholder of record with respect to those shares, and the Notice of Annual Meeting and Internet Availability of Proxy Materials was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will also receive a proxy card.
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are a beneficial owner of shares held in “street name,” and the Notice of Annual Meeting and Internet Availability of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. If you requested printed copies of the proxy materials by mail, you will receive a voting instruction form from that organization.

What votes need to be present to hold the annual meeting?
In order to carry on the business of the annual meeting, we need a majority of the votes represented by the outstanding shares eligible to vote on the record date, April 20, 2026, to be present, either by participating in the annual meeting or by proxy. This is known as a “quorum.” If voting on a particular action is by class, a majority of the votes represented by the outstanding shares of such class constitutes a quorum for such action. Abstentions and broker non-votes (described below) are considered present for purposes of determining a quorum.
How do I vote?
You may vote in advance of the annual meeting by telephone, Internet or mail by following the instructions provided on the Notice of Annual Meeting and Internet Availability of Proxy Materials. If you choose to vote by mail, please sign, date and return the proxy card in the postage-paid envelope provided. You may also vote during the annual meeting. For more information on how to vote during the meeting, please see the question titled “How do I attend, vote and ask questions during the annual meeting?” below. Even if you plan to participate in the annual meeting, the Board strongly recommends that you submit a proxy to vote your shares in advance so that your vote will be counted if you later decide not to participate in the annual meeting.
Can my broker vote my shares without instructions from me?
If you are a beneficial owner whose shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, you must instruct them how to vote your shares. Please use the voting instruction form provided to you by your brokerage firm, bank, broker-dealer or other similar organization to direct them how to vote your shares. If you do not provide voting instructions, your shares will not be voted on the election of directors or any other proposal on which the brokerage firm, bank, broker-dealer or other similar organization does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the brokerage firm, bank, broker-dealer or other similar organization can register your shares as being present at the annual meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under applicable rules.
If you are a beneficial owner whose shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, your brokerage firm, bank, broker-dealer or other similar organization has discretionary voting authority under applicable rules to vote your shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2), even if the brokerage firm, bank, broker-dealer or other similar organization does not receive voting instructions from you. However, your brokerage firm, bank, broker-dealer or other similar organization does not have discretionary authority to vote on the election of directors (Proposal 1) or advisory votes with respect to the compensation of our NEOs (Proposals 3 and 4) without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.
What is the voting requirement to approve each of the proposals?
Election of directors by the holders of our Class A Common Stock requires the affirmative vote of the plurality of votes cast by holders of our Class A Common Stock. Election of directors by the holders of our Class B Common Stock requires the affirmative vote of the plurality of votes cast by holders of our Class B Common Stock. The ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2) and the approval of the advisory votes with respect to the compensation of our NEOs (Proposals 3 and 4) require the affirmative vote of a majority of the votes cast by the holders of our Class A Common Stock and the holders of our Class B Common Stock, voting together as a single class. Neither abstentions nor broker non-votes will affect the outcome of Proposals 1, 2, 3 or 4 because abstentions and broker non-votes are not considered votes cast. As a result of their ownership of all of the shares of our Class B Common Stock, the Dolan Family Group has the power to elect all of the directors to be elected by the holders of our Class B Common Stock and to approve (i) the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2) and (ii) the advisory votes with respect to the compensation of our NEOs (Proposals 3 and 4), regardless of how other shares are voted. Proposals 3 and 4 are advisory votes only and are not binding on the Company.

Can I change my vote after I have voted?
Yes. If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the final vote during the annual meeting. You may change your vote prior to the annual meeting by:
•re-voting your shares by Internet or by telephone by following the instructions on the Notice of Annual Meeting and Internet Availability of Proxy Materials or proxy card (only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted);
•signing and returning a valid proxy card or voting instruction form with a later date;
•delivering a written notice of revocation to the Company’s Secretary at Two Pennsylvania Plaza, New York, NY 10121; or
•attending the annual meeting and re-voting your shares electronically during the annual meeting by clicking “Vote Here” on the meeting website (but your attendance at the annual meeting will not automatically revoke your proxy unless you validly vote again at the annual meeting).
If your shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, you should follow the instructions they provide in order to change your vote.
How will my shares be voted at the annual meeting if I submit a proxy card?
The proxy materials, including the proxy card, are being solicited on behalf of the Board. The Company representatives appointed by the Board (the persons named on the proxy card, or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board recommends, which is:
•FOR the election of each of the Director nominees named in this proxy statement to be elected by holders of the relevant class of Company common stock (Proposal 1);
•FOR the ratification of the appointment of our independent registered public accounting firm (Proposal 2);
•FOR the approval, on an advisory basis, of the compensation of our NEOs (Proposal 3); and
•FOR, on an advisory basis, future advisory votes on the compensation of our NEOs to be held every THREE years (Proposal 4).
Who participates in and pays for this solicitation?
The Company will bear the expense of preparing, printing and mailing this proxy statement and the accompanying materials. Solicitation of individual stockholders may be made by mail, personal interviews, telephone, facsimile, electronic delivery or other telecommunications by our executive officers and regular employees who will receive no additional compensation for such activities.
We have retained D.F. King & Co., Inc. to assist with the solicitation of proxies for a fee estimated not to exceed $25,000, plus reimbursement for out-of-pocket expenses. In addition, we will reimburse brokers and other nominees for their expenses in forwarding solicitation material to beneficial owners.
How do I attend, vote and ask questions during the annual meeting?
In order to attend and participate in the annual meeting, you must register in advance at www.proxyvote.com by 5:00 p.m. Eastern Time on June 5, 2026. The annual meeting will be a virtual meeting of stockholders conducted via live webcast. To be admitted to the annual meeting, you must have been a stockholder of record at the close of business on the record date of April 20, 2026 or be the legal proxy holder or qualified representative of such stockholder. The virtual meeting will afford stockholders the same rights as if the meeting were held in person, including the ability to vote shares electronically during the meeting and ask questions in accordance with the rules of conduct for the meeting, which will be posted to our investor relations website, https://investor.sphereentertainmentco.com, and will be available on www.virtualshareholdermeeting.com/SPHR2026 during the annual meeting.
Attending the Annual Meeting. To attend the annual meeting, you must first register at www.proxyvote.com by the deadline of 5:00 p.m. Eastern Time on June 5, 2026. On the day of the meeting, the annual meeting can be accessed by visiting www.virtualshareholdermeeting.com/SPHR2026. To register for and participate in the annual meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials).
Voting During the Annual Meeting. If you have not voted your shares prior to the annual meeting, or you wish to change your vote, you will be able to vote or re-vote your shares electronically during the annual meeting by clicking “Vote Here” on the meeting website. Whether or not you plan to attend the meeting, you are encouraged to vote your shares prior to the meeting by one of the methods described in the proxy materials you previously received. You will not be able to vote during the annual meeting unless you register in advance prior to the deadline.
Asking Questions. If you wish to submit a question, you may do so live during the meeting by accessing the meeting at www.virtualshareholdermeeting.com/SPHR2026.
Only questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. If any questions pertinent to meeting matters cannot be answered during the meeting due to time constraints, we will post and answer a representative set of these questions online at https://investor.sphereentertainmentco.com. The questions and answers will be available as soon as reasonably practicable after the meeting and will remain available until one week after posting. You will not be able to ask questions during the annual meeting unless you register in advance prior to the deadline.
Help with Technical Difficulties. If you have any technical difficulties accessing the annual meeting on the meeting date, please call the phone numbers displayed on the annual meeting website, www.virtualshareholdermeeting.com/SPHR2026. If there are any technical issues in convening or hosting the meeting, we will promptly post information to our investor relations website, https://investor.sphereentertainmentco.com, including information on when the meeting will be reconvened.
For a period of at least 10 days prior to the annual meeting, a complete list of stockholders entitled to vote during the annual meeting will be open to the examination of any stockholder during ordinary business hours at our corporate headquarters located at Two Pennsylvania Plaza, New York, NY 10121, or through an alternative method publicly disclosed in advance. If you are interested in viewing the list, please send an email to investor@thesphere.com one business day in advance to schedule your visit.
What is “householding” and how does it affect me?
Stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials may receive only one copy of this Notice of Annual Meeting and Proxy Statement and Annual Report on Form 10-K unless we are notified that one or more of these stockholders wishes to receive individual copies. This “householding” procedure will reduce our printing costs and postage fees as well as the environmental impact of the annual meeting.
Stockholders who participate in householding will continue to receive separate proxy cards.
If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Broadridge Householding Department, by calling their toll-free number, 1-866-540-7095, or by writing to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. You will be removed from the householding program within 30 days of receipt of your instructions, at which time you will then be sent separate copies of the documents.
If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.

How can I get electronic access to the proxy materials?
This Notice of Annual Meeting and Proxy Statement, the proxy card and the Annual Report on Form 10-K are available at www.proxyvote.com.
In accordance with the SEC rules, we are using the Internet as our primary means of furnishing proxy materials to our stockholders. Consequently, most of our stockholders will not receive paper copies of our proxy materials. Instead, we are sending these stockholders a Notice of Annual Meeting and Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and the Annual Report on Form 10-K, and voting by Internet. This makes the proxy distribution process more efficient and less costly and helps conserve natural resources. The Notice of Annual Meeting and Internet Availability of Proxy Materials also provides information on how our stockholders may obtain paper copies of our proxy materials if they so choose. If you previously elected to receive proxy materials electronically, these materials will continue to be sent via email unless you change your election.
If you receive paper copies of our proxy materials and would like to sign up for electronic delivery via email or the Internet, please follow the instructions to vote by Internet at www.proxyvote.com and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

BOARD AND GOVERNANCE PRACTICES
CORPORATE GOVERNANCE PRACTICES

Our Board has adopted the Governance Guidelines and other practices to promote the functioning of the Board and its committees to serve the best interests of all our stockholders. The Governance Guidelines and our other governance documents provide a framework for our governance practices, including:
✓Annual election of directors, with all directors elected to one-year terms
✓Board composition to include a broad range of skills, experience, industry knowledge, diversity of opinion and contacts relevant to the Company’s business, which serves the interests of both our Class A Common Stock and Class B Common Stock
✓Annual Board self-assessments to assess the mix of skills and experience that directors bring to the Board to facilitate an effective oversight function
✓Robust director nomination criteria to ensure a diversity of viewpoints, background and expertise in the boardroom
✓Regular executive sessions of independent directors
✓Independent Board committees, with each of the Audit Committee and the Compensation Committee comprised 100% of independent directors
✓Restricted stock units subject to holding requirement through the end of service on the Board
Our Corporate Governance Guidelines set forth our practices and policies with respect to Board composition and selection, Board meetings, executive sessions of the Board, Board committees, the expectations we have of our directors, selection of the Executive Chairman and the Chief Executive Officer, management succession, Board and executive compensation, and Board self-assessment requirements. The full text of our Corporate Governance Guidelines may be viewed at our corporate website at www..sphereentertainmentco.com under Investors — Governance — Corporate Governance. A copy may be obtained by writing to Sphere Entertainment Co., Two Pennsylvania Plaza, New York, NY 10121; Attention: Corporate Secretary.
STOCKHOLDER ENGAGEMENT

Fostering long-term relationships with our stockholders is a priority for the Company. Engagement helps us gain insight into the issues most important to our stockholders, informing Board discussions and allowing us to consider investors’ views on a range of topics including corporate governance and executive compensation matters.
We regularly engage with stockholders, and during 2025, management of the Company engaged with holders of nearly 60% of our Class A Common Stock to discuss our Board, governance and/or executive compensation practices, with the specific goal of seeking stockholder feedback. We greatly value the views of our stockholders, and we look forward to continuing this dialogue as part of our efforts to continuously align with stockholders’ interests.

BOARD LEADERSHIP STRUCTURE

Our Board has the flexibility to determine whether the roles of Executive Chairman and Chief Executive Officer should be separated or combined. The Board makes this decision based on its evaluation of the circumstances and the Company’s specific needs. The Board believes combining these roles is the optimal leadership structure for the Company at this time because of Mr. Dolan’s experience with the Company’s business and industry, as well as his ability to most effectively identify strategic priorities of the Company and ensure execution of such priorities. The Board does not designate a lead independent director and believes it is appropriate not to have one because of the Company’s stockholder voting structure.
BOARD SELF-ASSESSMENT

The Board conducts an annual self-assessment to determine whether the Board and its committees are functioning effectively. Among other things, the Board’s self-assessment seeks input from the directors on whether they have the tools and access necessary to perform their oversight function as well as suggestions for improvement of the Board’s functioning. In addition, our Audit Committee and Compensation Committee each conducts its own annual self-assessment, which includes an assessment of the adequacy of their performance as compared to their respective charters.
EXECUTIVE SESSIONS OF NON-MANAGEMENT AND INDEPENDENT BOARD MEMBERS

Under our Governance Guidelines, either our directors who are not also executive officers of our Company (the “non-management directors”) or our directors who are independent under the NYSE rules are required to meet regularly in executive sessions with no members of management present. If non-management directors who are not independent participate in these executive sessions, the independent directors under the NYSE rules are required to meet separately in executive sessions at least once each year. The non-management or independent directors may specify the procedure to designate the director who may preside at any such executive session.
RISK OVERSIGHT

Our Board believes that risk oversight is an important Board responsibility. The Board has delegated risk oversight to the Audit Committee, including venue security and oversight over cybersecurity risks. The Audit Committee discusses guidelines and policies governing the process by which the Company’s management assesses and manages the Company’s exposure to risk, and discusses the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Audit Committee also receives periodic updates from subject matter experts regarding specific risks, such as venue security and cybersecurity. For example, the Chief Security Officer (“CSO”) of MSGE (whose team provides services to the Company) or a senior member of the CSO’s team reports annually to the Audit Committee regarding the Company’s information security and cybersecurity risks. In addition, the Company’s Chief Financial Officer and Chief Legal Officer communicate with the Company’s Audit Committee or its chair upon the occurrence of specified types of cybersecurity-related events, in accordance with the Company’s incident response policy. The Chief Legal Officer, the Chief Financial Officer and the Vice President, Internal Audit & SOX also attend quarterly meetings of the Audit Committee to provide quarterly reports with updates on, among other things, cybersecurity risks facing the Company and the occurrence of cybersecurity-related events during each quarter. The Audit Committee reports to the Board of Directors at least annually regarding its responsibilities and actions taken throughout the year, which includes any significant activities regarding its oversight of risks from cybersecurity threats.
The Compensation Committee considers the Company’s exposure to risk in establishing and implementing our executive compensation program. The Compensation Committee, with the assistance of its independent compensation consultant, reviewed the level of risk incentivized by the Company’s executive compensation program as well as incentive programs below the executive officer level. Based on this assessment and the executive compensation program’s mix of fixed and variable compensation, emphasis on long-term performance, maximum performance levels under the annual and long-term incentive awards, the program’s close connection to Company-wide and divisional performance and its equity-based component with three-year vesting designed to align the executive officers’ compensation with the Company’s long-term strategy and growth while not incentivizing excessive risk taking (in the case of options, through ten year expiration terms and potentially achievable performance targets), the Compensation Committee determined that our executive compensation program does not create incentives for excessive risk-taking that are reasonably likely to have a material adverse effect on the Company.
COMMUNICATING WITH OUR DIRECTORS

Our Board has adopted policies designed to allow our stockholders and other interested parties to communicate with our directors. Any interested party who wishes to communicate with the Board or any director or the non-management directors as a group should send communications in writing to the Chairman of the Audit Committee, Sphere Entertainment Co., Two Pennsylvania Plaza, New York, NY 10121. Any person, whether or not an employee, who has a concern with respect to our accounting, internal accounting controls, auditing issues or other matters, may, in a confidential or anonymous manner, communicate those concerns to our Audit Committee by contacting the SPHR Integrity Hotline, which is operated by a third-party service provider, at 1-844-761-0392 or www.msg.ethicspoint.com.
CODE OF CONDUCT AND ETHICS

Our Board has adopted a Code of Conduct and Ethics for our directors, officers and employees. A portion of this Code of Conduct and Ethics also serves as a code of conduct and ethics for our senior financial officers, including our principal accounting officer and controller. Among other things, our Code of Conduct and Ethics covers conflicts of interest, disclosure responsibilities, legal compliance, reporting and compliance with the Code of Conduct and Ethics, confidentiality, corporate opportunities, fair dealing, protection and proper use of Company assets and equal employment opportunity and harassment. The full text of the Code of Conduct and Ethics is available on our website at www.sphereentertainmentco.com under Investors — Governance — Corporate Governance. In addition, a copy may be obtained by writing to Sphere Entertainment Co., Two Pennsylvania Plaza, New York, NY 10121; Attention: Corporate Secretary. Within the time period required by the SEC, we will post on our website any amendment to the Code of Conduct and Ethics and any waiver applicable to any executive officer, director or senior financial officer.
DIRECTOR INDEPENDENCE

As a “controlled company” we are not subject to the corporate governance rules of the NYSE requiring: (i) a majority of independent directors on our Board, (ii) an independent corporate governance and nominating committee, and (iii) an independent compensation committee. On account of this, and based on our ownership and voting structure, we do not have a majority of independent directors on our Board and we have not created a corporate governance and nominating committee; however, we have elected to comply with the NYSE requirement for an independent compensation committee.
Under the terms of our Articles of Incorporation, the holders of our Class B Common Stock have the right to elect up to 75% of the members of our Board and there is no requirement that any of those directors be independent or be chosen independently.
Despite the fact that our Board does not have a majority of independent directors, we value independent oversight and perspectives in our boardroom. That independent input is fostered by our Articles of Incorporation, which gives our Class A stockholders the right to elect at least 25% of our Board, as well as by the presence on our Board of a director elected by our Class B stockholders who meets the NYSE standards of independence. Messrs. Lhota, Litvin and Sykes, and Ms. Perelman, who are currently independent directors elected by holders of Class A Common Stock, and Mr. Tese, who is currently an independent director elected by holders of Class B Common Stock, are being nominated for re-election at the annual meeting. Assuming all of the director nominees are elected at the annual meeting, our actual Class A director representation will be 26.7% of the Board, meeting the percentage required by our Articles of Incorporation, and independent director representation will be approximately 33.3%. Our Board believes that the Company and its stockholders will benefit from the continuity of the current independent directors and their collective deep business expertise. We welcome their combined insights as we continue to pursue our strategies to create long-term stockholder value.
Our Board has determined that each of the following non-management directors is “independent” within the meaning of the rules of the NYSE and the SEC: Joseph J. Lhota, Joel M. Litvin, Debra G. Perelman, John L. Sykes, and Vincent Tese. In reaching its determination, the Board considered the following:
•Mr. Lhota served as a director of MSGN (a company that was also controlled by the Dolan family) from 2016 until the Networks Merger in July 2021, and previously served as an Executive Vice President of MSGN from 2010 to 2011 and Executive Vice President of Cablevision Systems Corporation (“Cablevision”) from 2002 to 2010. In addition, Mr. Lhota served as a director of MSGS (formerly The Madison Square Garden Company) from 2017 until the 2020 Distribution Date. The Board determined that these relationships are not material and that Mr. Lhota is independent within the meaning of the rules of the NYSE and the SEC.
•Mr. Litvin served as a director of MSGN from 2015 until the Networks Merger in July 2021. The Board has determined that this relationship is not material and that Mr. Litvin is independent within the meaning of the rules of the NYSE and the SEC.
•Ms. Perelman has served as a director of AMC Global Media Inc. (formerly AMC Networks Inc., “AMC Global Media”) (a company that is also controlled by the Dolan family) since June 2023. The Board determined that this relationship is not material and Ms. Perelman is independent within the meaning of the rules of the NYSE and the SEC.
•Mr. Sykes served as a director of MSGN from 2015 until the Networks Merger in July 2021. In addition, Mr. Sykes is a non-executive officer of iHeart Media, Inc., which has entered into routine commercial transactions with the Company in connection with hosting events at the Company’s historical venues. The Board has determined that these relationships are not material and that Mr. Sykes is independent within the meaning of the rules of the NYSE and the SEC.
•Mr. Tese served as a director of MSGN from 2010 to 2015. In addition, Mr. Tese has served as a director of MSGS since 2015 and AMC Global Media since 2016. His brother was employed by Sphere Entertainment Group, LLC (formerly MSG Entertainment Group, LLC), a subsidiary of the Company, in a non-executive officer position from September 2015 until August 2020. Mr. Tese’s brother was re-hired in December 2021 in a non-executive officer position and his employment was transferred to a subsidiary of MSGE in connection with the MSGE Distribution until his separation from MSGE in February 2024. Mr. Tese’s brother was also employed by a subsidiary of MSGN in a non-executive officer position from 2005 until September 2015. The Board determined that these relationships are not material and Mr. Tese is independent within the meaning of the rules of the NYSE and the SEC.

DIRECTOR NOMINATIONS

As permitted under the NYSE rules, we do not have a nominating committee and believe it is appropriate not to have one because of our stockholder voting structure. The Board has nonetheless established a nomination mechanism in our Corporate Governance Guidelines for the selection of nominees for election as directors by the holders of our Class A Common Stock (“Class A Directors”) and by the holders of our Class B Common Stock (“Class B Directors”), as follows:
•Nominees for election as Class A Directors are recommended to the Board by a majority of the independent Class A Directors then in office.
•Nominees for election as Class B Directors are recommended to our Board by a majority of the Class B Directors then in office.
Our Articles of Incorporation provides holders of the Company’s Class B Common Stock the right to elect up to 75% of the members of our Board and holders of our Class A Common Stock the right to elect at least 25% of the members of our Board.
DIRECTOR SELECTION

Our Board believes that each director nominee should be evaluated based on the skills needed on the Board and his or her individual merits, taking into account, among other matters, the factors set forth in our Corporate Governance Guidelines under “Board Composition” and “Selection of Directors.” Those factors include:
•The desire to have a Board that encompasses a broad range of skills, expertise, industry knowledge, diversity of viewpoints, opinions, background and experience and contacts relevant to our business;
•Personal qualities and characteristics, accomplishments and reputation in the business community;
•Ability and willingness to commit adequate time to Board and committee matters; and
•The fit of the individual’s skill and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of our Company.
The Class A Directors evaluate and recommend Class A Director candidates to the Board for nomination as Class A Directors and suggest individuals for the Board to explore in more depth. The Class A Directors also consider Class A Director nominees recommended by our stockholders. Nominees recommended by our stockholders are given consideration in the same manner as other nominees. Stockholders who wish to nominate directors for election at our annual meeting may do so by submitting in writing such nominees’ names, in compliance with the procedures and along with other information required by the Company’s bylaws. See “Other Matters — Stockholder Proposals for 2027 Annual Meeting.”
The Class B Directors will consult from time to time with one or more of the holders of our Class B Common Stock to ensure that all Class B Director nominees recommended to the Board are individuals who will make a meaningful contribution as Board members and will be individuals likely to receive the approving vote of the holders of a majority of the outstanding Class B Common Stock. The Class B Directors do not intend to consider unsolicited suggestions of nominees by holders of our Class A Common Stock. We believe that this is appropriate in light of the voting provisions of our Articles of Incorporation which provide the holders of our Class B Common Stock the exclusive right to elect our Class B Directors.

BOARD MEETINGS

The Board met five times during the year ended December 31, 2025. All of the directors who were on the Board during 2025 attended at least 75% of the meetings of the Board and the committees of the Board on which he or she served during 2025.
We encourage our directors to attend annual meetings of our stockholders and believe that attendance at annual meetings is equally as important as attendance at Board and committee meetings. 14 of the directors who were then on the Board attended the 2025 annual stockholders’ meeting.
COMMITTEES

Our Board has two standing committees comprised solely of independent directors: the Audit Committee and the Compensation Committee.
Audit Committee
•Members: Messrs. Lhota (Chair) and Tese and Ms. Perelman
•Meetings during 2025: Four
The primary purposes and responsibilities of our Audit Committee are to:
•assist the Board in (i) its oversight of the integrity of our financial statements, (ii) its oversight of our compliance with legal and regulatory requirements, (iii) assessing our independent registered public accounting firm’s qualifications and independence, and (iv) assessing the performance of our internal audit function and independent registered public accounting firm;
•appoint, compensate, retain, oversee and terminate the Company’s independent registered public accounting firm and pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services, if any, to be provided by the independent registered public accounting firm;
•review the appointment and replacement of the head of our Internal Audit Department and to review and coordinate the agenda, scope, priorities, plan and authority of the Internal Audit Department;
•establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by Company employees or any provider of accounting-related services of concerns regarding questionable accounting and auditing matters and review of submissions and treatment of any such complaints;
•review and approve related party transactions that are required to be disclosed under SEC rules or that require such approval under the Company’s Related Party Transaction Approval Policy (if the Audit Committee is then serving as the Independent Committee under such policy);
•conduct and review with the Board an annual self-assessment of the Audit Committee;
•prepare any report of the Audit Committee required by the rules and regulations of the SEC for inclusion in our annual proxy statement;
•review and reassess the Audit Committee charter at least annually;
•report to the Board on a regular basis; and
•oversee corporate risks, including cybersecurity and venue security, and provide periodic updates to the Board on such oversight activities.

Our Board has determined that each member of our Audit Committee is “independent” within the meaning of the rules of both the NYSE and the SEC, and that each has not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years and is able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. Our Board has also determined that each of Messrs. Lhota and Tese and Ms. Perelman is an “audit committee financial expert” within the meaning of the rules of the SEC.
Our Board has established a procedure whereby complaints or concerns with respect to accounting, internal controls, auditing and other matters may be submitted to the Audit Committee. This procedure is described under “Board and Governance Practices — Communicating with Our Directors.”
The text of our Audit Committee charter is available on our website at www.sphereentertainmentco.com under Investors — Governance — Corporate Governance. A copy may be obtained by writing to Sphere Entertainment Co., Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121.
Compensation Committee
•Members: Messrs. Lhota, Sykes (Chair) and Tese
•Meetings during 2025: Nine
The primary purposes and responsibilities of our Compensation Committee are to:
•establish our general compensation philosophy and, in consultation with management, oversee the development and implementation of compensation programs;
•review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer and our other executive officers who are required to file reports with the SEC under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (together with the Chief Executive Officer, the “Senior Employees”), evaluate the Senior Employees’ performance in light of these goals and objectives and determine and approve their compensation based upon that evaluation;
•approve any new equity compensation plan or material changes to an existing plan;
•oversee the activities of the committee or committees administering our retirement and benefit plans;
•in consultation with management, oversee regulatory compliance with respect to compensation matters, including overseeing the Company’s policies on structuring compensation programs to preserve tax deductibility;
•determine and approve any severance or similar termination payments to be made to Senior Employees (current or former);
•determine the components and amount of Board compensation and review such determinations from time to time in relation to other similarly situated companies;
•prepare any reports of the Compensation Committee to be included in the Company’s annual proxy statement in accordance with the applicable rules and regulations of the SEC;
•conduct and review with the Board an annual self-assessment of the Compensation Committee; and
•report to the Board on a regular basis, but not less than annually.
The Compensation Committee reviews the performance of the Senior Employees, evaluates their performance in light of their goals and objectives and, either as a committee or together with any other independent directors (as directed by the Board), determines and approves the Senior Employees’ compensation level based on this evaluation. In determining the long-term incentive component of our Chief Executive Officer’s compensation, the Compensation Committee considers, among other factors, the Company’s performance and relative stockholder return, broad market survey data on the value of similar incentive awards to Chief Executive Officers at other companies (including industry-specific data from media and entertainment businesses and additional market data for companies in the broad market) and the awards given to the Executive Chairman and Chief Executive Officer in past years.
As discussed above, our Board has determined that each member of our Compensation Committee is “independent” under the rules of the NYSE.
The Compensation Committee may, in its discretion, delegate a portion of its duties and responsibilities to one or more subcommittees of the Compensation Committee. For example, the Compensation Committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the Compensation Committee who are “non-employee directors” for the purposes of Rule 16b-3 of the Exchange Act. The Compensation Committee may also engage outside consultants to assist in the performance of its duties and responsibilities. The text of our Compensation Committee charter is available on our website at www.sphereentertainmentco.com under Investors — Governance — Corporate Governance. A copy may be obtained by writing to Sphere Entertainment Co., Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121.
Compensation Committee Interlocks and Insider Participation
Messrs. Lhota, Sykes and Tese currently serve as members of the Compensation Committee. None of them are current or former executive officers or employees of the Company.
Independent Committees
In addition to standing committees, from time to time our Board appoints or empowers a committee of the Board consisting entirely of independent directors (an “Independent Committee”) to act with respect to specific matters.
The Company has adopted a policy whereby an Independent Committee will review and approve or take such other action as it may deem appropriate with respect to transactions involving the Company and its subsidiaries in which any director, executive officer, greater than 5% stockholder of the Company or any other “related person” (as defined in Item 404 of Regulation S-K adopted by the SEC) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404, which currently apply to transactions (or any series of similar transactions) in which the amount involved exceeds $120,000.
Our Board has also adopted a special approval policy for transactions with MSGE, MSGS and AMC Global Media, and their respective subsidiaries, whether or not such transactions qualify as “related party” transactions described above. Under this policy, an Independent Committee oversees approval of all transactions and arrangements between the Company and its subsidiaries, on the one hand, and each of MSGE and its subsidiaries, MSGS and its subsidiaries and AMC Global Media and its subsidiaries, on the other hand, in which the value or expected value of the transaction or arrangement exceeds $1,000,000. In addition, an Independent Committee receives a quarterly update from the Company’s Internal Audit Department of all related party transactions, including transactions and arrangements between the Company and its subsidiaries on the one hand, and each of MSGE and its subsidiaries, MSGS and its subsidiaries and AMC Global Media and its subsidiaries, on the other hand, regardless of value. To simplify the administration of the approval process under this policy, the Independent Committee may, where appropriate, establish guidelines for certain of these transactions.
For a further discussion of the scope of these policies, see “Related Party Transaction Approval Policy.”

Other Committee Matters
Our bylaws permit the Board to form an Executive Committee of the Board which would have the power to exercise all of the powers and authority of the Board in the management of the business and affairs of the Company, except as limited by the Nevada Revised Statutes. Our Board has not formed an Executive Committee, although it could do so in the future.
Our bylaws also permit the Board to appoint other committees of the Board from time to time which would have such powers and duties as the Board properly determines.

DIRECTOR COMPENSATION

The following table describes the components of our non-employee directors’ compensation program in effect during 2025:

Compensation Element(1)	Compensation(2)(3)
Annual Cash Retainer(4)	$75,000
Annual Equity Retainer(5)	$160,000
Annual Audit/Compensation Committee Member Fee(4)	$15,000
Annual Audit/Compensation Committee Chair Fee(4)	$25,000
_____________________________
(1)A director who is also a Company employee receives no compensation for serving as a director.
(2)From time to time our Compensation Committee and/or our Board may approve additional or alternate compensation arrangements for directors who serve on other committees of the Board, including Independent Committees.
(3)Non-employee directors have the ability to make a non-revocable annual election to defer all cash compensation (annual cash retainer and, if applicable, committee fees) to be earned in the next calendar year into restricted stock units (the “Deferred Compensation Election”). Participating directors could make their elections in calendar year 2024 with respect to the Deferred Compensation Election for cash payments to be received in calendar year 2025. No directors made the Deferred Compensation Election to receive restricted stock units in lieu of cash payments for the calendar year 2025. Grants of restricted stock units in lieu of cash compensation would have been determined by dividing the value of the applicable director’s total annual cash compensation by the 20-trading day average closing market price on the day prior to the grant date (typically, the date of the annual meeting). Restricted stock units are fully vested on the date of grant but remain subject to a holding requirement until the first business day following 90 days after the director incurs a separation from service (other than in the event of a director’s death, in which case they are settled as soon as practicable), at which time they are settled in stock or, at the Compensation Committee’s election, in cash. Such equity grants are made pursuant to the Company’s 2020 Stock Plan for Non-Employee Directors, as amended (the “Director Stock Plan”).
(4)The cash retainer and committee membership and chairmanship fees are paid quarterly in arrears and are pro-rated based on the director’s period of service if a director does not serve the entire quarter.
(5)Each director receives an annual grant of restricted stock units determined by dividing the value of the annual equity retainer by the 20-trading day average closing market price on the day prior to the grant date (typically, the date of the annual meeting). Restricted stock units are fully vested on the date of grant but remain subject to a holding requirement until the first business day following 90 days after the director incurs a separation from service (other than in the event of a director’s death, in which case they are settled as soon as practicable), at which time they are settled in stock or, at the Compensation Committee’s election, in cash. Such compensation is made pursuant to the Director Stock Plan.
In order for our directors to develop an intimate familiarity with the different types of events presented at Sphere, the services and support offered to patrons at our events and the characteristics and features of Sphere, the Company makes available to each of our non-employee directors without charge up to two tickets per event for up to eight events per calendar year, subject to availability. Director attendance at such events is integrally and directly related to the performance of their duties and, as such, we do not deem the receipt of such tickets to be perquisites. These ticket limitations do not apply to special events to which non-employee directors and their guests may have been specifically invited from time to time in their capacity as non-employee directors of the Company (e.g., charity events, premieres, etc.). In addition, non-employee directors have access at no cost to events at MSGE venues, and additional events at Sphere, which are deemed to be perquisites, and are able to purchase tickets to events at Sphere and MSGE venues at face value, subject to availability. Tickets provided to non-employee directors are not available for resale.

2025 Director Compensation Table
The table below summarizes the total compensation paid to or earned by each person who served as a non-employee director during 2025. Directors who were employees of the Company in 2025 received no compensation for service as directors and are therefore not identified in the table below.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)(4)
2025 Non-Employee Directors
Charles P. Dolan	75,000	162,689	237,689
Kristin A. Dolan	75,000	162,689	237,689
Marianne Dolan Weber	75,000	162,689	237,689
Paul J. Dolan	75,000	162,689	237,689
Quentin F. Dolan(5)	75,000	162,689	237,689
Thomas C. Dolan	75,000	162,689	237,689
Joseph J. Lhota	115,000	162,689	277,689
Joel M. Litvin	75,000	162,689	237,689
Debra G. Perelman	51,429	162,689	214,118
Brian G. Sweeney	75,000	162,689	237,689
John L. Sykes	137,500	162,689	300,189
Vincent Tese	98,571	162,689	261,260
Isiah L. Thomas III	75,000	162,689	237,689
Former Non-Employee Director
Carl E. Vogel(6)	82,500	—	82,500
_______________
(1)These amounts represent Board cash retainer and committee chair/membership fees earned during the year ended December 31, 2025, as applicable, including, with respect to Messrs. Sykes and Vogel, compensation for service on one or more Independent Committees. The amounts reported do not include any reasonable out-of-pocket expenses incurred while attending meetings for which the Company reimburses each non-employee director.
(2)This column reflects the grant date fair market value of 4,397 restricted stock units granted on June 4, 2025, to each non-employee director. Such grant date fair market value was calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“Topic 718”). The assumptions used by the Company in calculating these amounts are set forth in Note 16 to our financial statements included in our Annual Report on Form 10-K. The values reflected in this column differ from the value set forth in our directors’ compensation program because the value calculated under Topic 718 differs from the 20-trading day average used to determine the number of units granted to directors.
(3)For each current non-employee director, the aggregate number of restricted stock units held as of December 31, 2025 is as follows: Charles P. Dolan, 19,154 units; Kristin A. Dolan, 23,214 units; Marianne Dolan Weber, 19,154 units; Paul J. Dolan, 25,762 units; Quentin F. Dolan, 19,154 units; Thomas C. Dolan, 28,786 units; Joseph J. Lhota, 27,649 units; Joel M. Litvin, 24,083 units; Debra G. Perelman, 4,397 units; Brian G. Sweeney, 28,786 units; John L. Sykes, 25,919 units; Vincent Tese, 19,154 units; and Isiah L. Thomas, 19,154 units.
(4)The value of tickets provided to non-employee directors as perquisites is not included in the table as permitted by SEC rules because the aggregate amount of perquisites did not exceed $10,000 for any director.
(5)Mr. Quentin Dolan became an employee of the Company and has served as Special Advisor to the Executive Chairman since February 2026 and as such will receive no compensation for serving as a director going forward.
(6)Mr. Carl E. Vogel did not stand for re-election at the Company’s 2025 annual meeting held on June 4, 2025. As of such date, Mr. Vogel held 10,688 restricted stock units.

PROPOSAL 1 — ELECTION OF DIRECTORS
Our Board has nominated 15 candidates for election to the Board at the annual meeting.
Of the 15 director nominees, four are to be elected by the holders of our Class A Common Stock and eleven are to be elected by the holders of our Class B Common Stock. All 15 nominees have been nominated for a term to expire at the 2027 annual meeting and until their successors have been elected and qualified.
The Company representatives appointed by the Board (the persons named on the proxy card, or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted to elect each of the director nominees below, as applicable, based on whether you are a holder of our Class A Common Stock or our Class B Common Stock. Information on each of our nominees is given below.
Each director nominee listed below has consented to being named in this proxy statement and has agreed to serve if elected. However, if a nominee for election as a director by the holders of our Class A Common Stock becomes unavailable before the election or for good cause will not serve, the persons named on the Class A proxy card would be authorized to vote for a replacement director nominee for election as a director by the holders of our Class A Common Stock if the Board names one. If a nominee for election as a director by the holders of our Class B Common Stock becomes unavailable before the election or for good cause will not serve, the persons named on the Class B proxy card would be authorized to vote for a replacement director nominee for election as a director by the holders of our Class B Common Stock if the Board names one.
The Board unanimously recommends that you vote FOR each of the following candidates:

JAMES L. DOLAN – Age 70
Class B Director since November 21, 2019
Committee Membership: None
Other Public Company Directorships: AMC Global Media (NASDAQ: AMCX), Madison Square Garden Entertainment Corp. (NYSE: MSGE), Madison Square Garden Sports Corp. (NYSE: MSGS)
Career Highlights
Mr. Dolan has served as a director, the Executive Chairman and Chief Executive Officer of the Company since November 2019. Mr. Dolan has also served as a director and the Executive Chairman and Chief Executive Officer of MSGE since December 2022, and as a director and the Executive Chairman of MSGS since 2015 and as its Chief Executive Officer since May 2024. Mr. Dolan has served as Non-Executive Chairman of AMC Global Media since February 2023, previously serving in that role from September 2020 to December 2022, and has served as a director since 2011. He served as Interim Executive Chairman of AMC Global Media from December 2022 to February 2023. Mr. Dolan was a director and the Executive Chairman of MSGN from 2009 until the Networks Merger in July 2021, the Chief Executive Officer of MSGS from November 2017 to April 2020 and the Chief Executive Officer of Cablevision from 1995 to 2016. He was President of Cablevision from 1998 to 2014; Chief Executive Officer of Rainbow Media Holdings, Inc., a former programming subsidiary of Cablevision that spun-off in 2011 to become AMC Networks (now AMC Global Media), from 1992 to 1995; and Vice President of Cablevision from 1987 to 1992. In addition, Mr. Dolan previously served as a director of Cablevision from 1991 to 2016. Mr. Dolan is the spouse of Kristin A. Dolan, the father of Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan, the brother of Marianne Dolan Weber and Thomas C. Dolan, the brother-in-law of Brian G. Sweeney and the cousin of Paul J. Dolan.
Key Skills & Experience
In light of his experience as Executive Chairman and Chief Executive Officer of the Company, MSGE, and MSGS, as well as experience in various positions with Cablevision, including as its Chief Executive Officer, and in various positions with MSGN and its predecessors since 1999, including as Executive Chairman, as well as the knowledge and experience he has gained about the Company’s businesses and contributions he has made during his tenure as a director of the Company, MSGE, MSGS, MSGN, AMC Global Media and Cablevision, our Board has concluded that James L. Dolan should serve as a director of the Company.

CHARLES P. DOLAN – Age 38
Class B Director since April 17, 2020
Committee Membership: None
Other Public Company Directorships: Madison Square Garden Entertainment Corp. (NYSE: MSGE), Madison Square Garden Sports Corp. (NYSE: MSGS)
Career Highlights
Mr. Dolan has been an employee of Knickerbocker Group LLC since 2010. Mr. Dolan has served as a director of MSGE since April 2023, MSGS since 2015, and previously served as a director of MSGN from 2010 to 2015. He is a graduate of New York University and has significant familiarity with the business of the Company as a member of the third generation of Cablevision’s founding family. Mr. Dolan is the son of James L. Dolan, the stepson of Kristin A. Dolan, the brother of Quentin F. Dolan and Ryan T. Dolan, the nephew of Marianne Dolan Weber, Thomas C. Dolan and Brian G. Sweeney and the cousin of Paul J. Dolan.

Key Skills & Experience
In light of his familiarity with the Company’s business, being a member of the third generation of Cablevision’s founding family, as well as the knowledge and experience he has gained and the contributions he has made during his tenure as a director of the Company, MSGE, MSGS and MSGN, our Board has concluded that Charles P. Dolan should serve as a director of the Company.

KRISTIN A. DOLAN – Age 60
Class B Director since April 17, 2020
Committee Membership: None
Other Public Company Directorships: AMC Global Media (NASDAQ: AMCX), The Wendy’s Company (NASDAQ: WEN)
Career Highlights
Ms. Dolan has served as the Chief Executive Officer of AMC Global Media since February 2023 and as a member of AMC Global Media’s board of directors since March 2026, where she was previously a director from 2011 until March 2023. Prior to that, she founded 605, LLC, an audience measurement and data analytics company in the media and entertainment industries, served as its Chief Executive Officer from its inception in 2016 until February 2023 and served as its Non-Executive Chairman until its sale to iSpot.tv in September 2023. Ms. Dolan previously served as the Chief Operating Officer of Cablevision from 2014 to 2016. Prior to becoming Chief Operating Officer, Ms. Dolan served in various other roles at Cablevision, including: President of Optimum Services from 2013 to 2014; Senior Executive Vice President of Product Management and Marketing from 2011 to 2013; and Senior Vice President from 2003 to 2011. Ms. Dolan has served as a director of The Wendy’s Company since 2017, and previously served as a director of Revlon, Inc. (“Revlon”) from 2017 until May 2023, MSGS from 2015 to 2021, MSGN from 2010 to 2015 and from 2018 to 2021, and Cablevision from 2010 to 2016. Kristin A. Dolan is the spouse of James L. Dolan, the step-mother of Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan, the sister-in-law of Marianne Dolan Weber, Thomas C. Dolan and Brian G. Sweeney and the cousin by marriage of Paul J. Dolan.
Key Skills & Experience
In light of her experience as Chief Executive Officer and director of AMC Global Media and as founder and former Chief Executive Officer of 605, LLC and in various positions at Cablevision, her service as a director of other public companies, as well as the knowledge and experience she has gained about the Company’s business and the contributions she has made during her tenure as a director of the Company, MSGS, MSGN, AMC Global Media and Cablevision, our Board has concluded that Kristin A. Dolan should serve as a director of the Company.

MARIANNE DOLAN WEBER – Age 68
Class B Director since April 17, 2020
Committee Membership: None
Other Public Company Directorships: Madison Square Garden Entertainment Corp. (NYSE: MSGE), Madison Square Garden Sports Corp. (NYSE: MSGS)
Career Highlights
Ms. Dolan Weber has been President of Heartfelt Wings Foundation Inc. since 2015 and a Member of the Board of Green Mountain Foundation Inc. since 2015. Ms. Dolan Weber currently serves as a manager of MLC Ventures LLC and served as Chairman of both the Dolan Family Foundation and the Dolan Children’s Foundation from 1999 to 2011 and Vice Chairman and Director of the Dolan Family Office, LLC from 1997 to

2011. Ms. Dolan Weber has served as a director of MSGE since April 2023 and MSGS since 2016. She previously served as a director of AMC Global Media from 2011 to June 2021 and June 2022 to July 2024, Cablevision from 2005 to 2016 and MSGN from 2010 to 2014. Marianne Dolan Weber is the sister of James L. Dolan and Thomas C. Dolan, the sister-in-law of Brian G. Sweeney and Kristin A. Dolan, the cousin of Paul J. Dolan and the aunt of Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan.
Key Skills & Experience
In light of her experience as a member of Cablevision’s founding family and as former Chairman of the Dolan Family Foundation and her experience as the former Vice Chairman of the Dolan Family Office, LLC, as well as the knowledge and experience she has gained about the Company’s business and contributions she has made during her tenure as a director of the Company, MSGE, MSGS, MSGN, AMC Global Media and Cablevision, our Board has concluded that Marianne Dolan Weber should serve as a director of the Company.

PAUL J. DOLAN – Age 67
Class B Director since April 17, 2020
Committee Membership: None
Other Public Company Directorships: Madison Square Garden Entertainment Corp. (NYSE: MSGE), Madison Square Garden Sports Corp. (NYSE: MSGS)
Career Highlights
Mr. Dolan has been the Chairman and Chief Executive Officer of the Cleveland Guardians Major League Baseball (“MLB”) team since 2010. Mr. Dolan was President of the Cleveland Guardians from 2004 to 2010 and Vice President and General Counsel from 2000 to 2004. Mr. Dolan has served on multiple committees of the MLB and is currently serving on the MLB’s Ownership Committee and Diversity and Inclusion Committee as well as serving on the Executive Council. Mr. Dolan was a director and member of the Executive Compensation Committee of the J.M. Smucker Company from 2006 to 2023 and served as the Chair of the Executive Compensation Committee from 2017 until August 2022. Additionally, Mr. Dolan has served as a director of MSGE since April 2023, MSGS since December 2019 and Dix & Eaton, a privately-owned communications and public relations firm, since 2014. Mr. Dolan previously served as a director of MSGN from 2015 to 2021 and Cablevision from 2015 to 2016. Mr. Dolan was Chairman and Chief Executive Officer of Fast Ball Sports Productions, a sports media company, from 2006 through 2012. Paul J. Dolan is the cousin of James L. Dolan, Thomas C. Dolan, Marianne Dolan Weber, Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan and the cousin by marriage of Brian G. Sweeney and Kristin A. Dolan.
Key Skills & Experience
In light of his extensive business and management experience in the sports and media industries, his experience as a member of Cablevision’s founding family, the experience he has gained during his tenure as a director of the Company, MSGE, MSGS, MSGN and of Cablevision, and his service on the boards of other public and private companies, our Board has concluded that Paul J. Dolan should serve as a director of the Company.

QUENTIN F. DOLAN – Age 32
Class B Director since April 17, 2020
Committee Membership: None
Other Public Company Directorships: Madison Square Garden Entertainment Corp. (NYSE: MSGE), Madison Square Garden Sports Corp. (NYSE: MSGS)

Career Highlights
Mr. Dolan has been Special Advisor to the Executive Chairman of the Company since February 2026, Special Advisor to the Executive Chairman of MSGE since February 2026 and Senior Vice President, Player Performance & Science Leader of MSGS since July 2024. He previously served in various roles at MSGS, including serving as Vice President, Strategic Advisor to the Executive Chairman from January 2024 to June 2024, as Strategic Advisor to the Executive Chairman from July 2023 to December 2023 and as Investment Director from 2022 to July 2023. Mr. Dolan has served as a director of MSGS since 2021 and as a director of MSGE since April 2023. Mr. Dolan is a graduate of New York University. Mr. Dolan previously served as a director of MSGN from 2015 to June 2020 and has held internship positions at Grubman Shire & Meiselas, P.C. and Azoff MSG Entertainment, LLC. Quentin F. Dolan is the son of James L. Dolan, the step-son of Kristin A. Dolan, the brother of Charles P. Dolan and Ryan T. Dolan, the nephew of Marianne Dolan Weber, Thomas C. Dolan and Brian G. Sweeney, and the cousin of Paul J. Dolan.
Key Skills & Experience
In light of his familiarity with the Company’s business as a member of the third generation of Cablevision’s founding family, as well as the knowledge and experience he has gained and the contributions he has made during his tenure as a director of the Company, MSGE, MSGS and MSGN, our Board has concluded that Quentin F. Dolan should serve as a director of the Company.

RYAN T. DOLAN – Age 36
Class B Director since April 17, 2020
Committee Membership: None
Other Public Company Directorships: Madison Square Garden Entertainment Corp. (NYSE: MSGE), Madison Square Garden Sports Corp. (NYSE: MSGS)
Career Highlights
Mr. Dolan has served as Executive Vice President, Head of Event and Interactive Technology of the Company since January 2026. Prior to that, he served as Senior Vice President, Interactive Experiences of MSG Ventures, LLC, a wholly-owned subsidiary of the Company (“MSG Ventures”), from October 2023 to January 2026, as MSG Ventures’ Vice President, Interactive Experiences from June 2019 to October 2023 and as MSG Ventures’ Director, Interactive Experiences from 2016 to June 2019. Mr. Dolan has played an integral role in the growth and development of the Company’s interactive gaming initiatives and has significant familiarity with the business of the Company as a member of the third generation of Cablevision’s founding family. Mr. Dolan has served as a director of MSGE since April 2023 and MSGS since December 2019. Mr. Dolan is the son of James L. Dolan, the stepson of Kristin A. Dolan, the brother of Charles P. Dolan and Quentin F. Dolan, the nephew of Marianne Dolan Weber, Thomas C. Dolan and Brian G. Sweeney and the cousin of Paul J. Dolan.
Key Skills & Experience
In light of his familiarity with the Company’s business, being a member of the third generation of Cablevision’s founding family, as well as the knowledge and experience he has gained about the Company’s business as an employee of MSG Ventures, a wholly-owned subsidiary of the Company, and a key contributor to the Company’s growth strategy, and his service as a director of the Company, MSGE and MSGS, our Board has concluded that Ryan T. Dolan should serve as a director of the Company.

THOMAS C. DOLAN – Age 73
Class B Director since April 17, 2020
Committee Membership: None
Other Public Company Directorships: AMC Global Media (NASDAQ: AMCX), Madison Square Garden Entertainment Corp. (NYSE: MSGE), Madison Square Garden Sports Corp. (NYSE: MSGS)
Career Highlights
Mr. Dolan served as Executive Vice President — Strategy and Development, Office of the Chairman of Cablevision from 2008 to 2016. He was Chief Executive Officer of Rainbow Media Corp. from 2004 to 2005; and previously served in various roles at Cablevision, including: Executive Vice President and Chief Information Officer from 2001 until 2005, Senior Vice President and Chief Information Officer from 1996 to 2001, Vice President and Chief Information Officer from 1994 to 1996, General Manager of Cablevision’s East End Long Island cable system from 1991 to 1994, and System Manager of Cablevision’s East End Long Island cable system from 1987 to 1991. Mr. Dolan has served as a director of MSGE since April 2023, MSGS since 2015 and AMC Global Media since 2011 and previously served as a director of MSGN from 2010 to 2021 and Cablevision from 2007 to 2016. Mr. Dolan is the brother of James L. Dolan and Marianne Dolan Weber, the brother-in-law of Brian G. Sweeney and Kristin A. Dolan, the cousin of Paul J. Dolan and the uncle of Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan.
Key Skills & Experience
In light of his experience as a member of Cablevision’s founding family and in various positions with Cablevision, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, MSGE, MSGS, MSGN, AMC Global Media and Cablevision, our Board has concluded that Thomas C. Dolan should serve as a director of the Company.

JOSEPH J. LHOTA – Age 71
Class A Director since April 17, 2020
Committee Membership: Audit (Chair), Compensation
Other Public Company Directorships: None
Career Highlights
Mr. Lhota has been the Chief Financial Officer of NYU Langone Health since February 2024 and has served as its Executive Vice President, Vice Dean and Chief of Staff since 2014. He has also been an adjunct professor for the NYU Grossman School of Medicine since 2014. In 2013, Mr. Lhota was a candidate for Mayor of the City of New York. He previously served as Chairman and Chief Executive Officer of the New York Metropolitan Transportation Authority from 2011 to 2012 and Chairman from 2017 to 2018. Mr. Lhota was Executive Vice President of MSGN from 2010 to 2011 and Executive Vice President of Cablevision from 2002 to 2010. Mr. Lhota was also New York City’s Deputy Mayor for Operations from 1997 to 2001 and Budget Director from 1995 to 1997. Prior to government service, Mr. Lhota had a career in investment banking and public accounting from 1976 to 1994. Mr. Lhota previously served as a director and chairman of the audit committee of MSGN from 2016 until the Networks Merger in July 2021, and as a director of MSGS from 2017 to April 2020, a director and the chairman of the audit committee of FirstAviation Services, Inc. from 2002 until it became a private company in 2015, and a director of Cablevision from 2014 to 2016.

Key Skills & Experience
In light of Mr. Lhota’s experience as a former executive of MSGN, as well as the knowledge he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company, as well as during his tenure as a director of MSGS, MSGN and Cablevision, his experience as a senior executive and director of other public companies, his knowledge of the media and entertainment industry, his government service (including leading a major governmental organization) and his experience as an investment banker and accountant, our Board has concluded that Mr. Lhota should serve as a director of the Company.

JOEL M. LITVIN – Age 67
Class A Director since July 9, 2021
Committee Membership: None
Other Public Company Directorships: None
Career Highlights
Mr. Litvin was the President, League Operations, of the NBA from 2006 until his retirement in 2015. As the NBA’s President, League Operations, he managed several core areas of the day-to-day operations of the NBA. Mr. Litvin also managed, on behalf of the NBA Board of Governors, franchise matters such as revenue sharing, team sales and financings, relocations and the NBA’s ownership and debt policies. At the NBA, Mr. Litvin was previously Executive Vice President, Legal and Business Affairs, from 2000 to 2006, Senior Vice President and General Counsel from 1999 to 2000, and he started at the NBA as a staff attorney in 1988. He is currently a Senior Deal Partner with Andalusian Sports Advisors, a boutique sports mergers and acquisitions firm. As founder and president of Calumet Consulting, LLC, a sports consulting business, Mr. Litvin has also provided sports consulting and expert witness services to various sports properties and individuals since 2018. He has also served as a lecturer in Columbia University’s master’s degree program in Sports Management since 2018. Mr. Litvin previously served as a director of MSGN from 2015 until the Networks Merger in July 2021, and was a member of its Audit Committee and Compensation Committee.
Key Skills & Experience
In light of his more than 27 years of business experience at the NBA (including as the chief NBA league office liaison to the NBA Board of Governors), subsequent work in the sports and entertainment industry, extensive knowledge about the sports and media businesses, management and legal experience, and service on the boards of the Company, MSGN and various charitable institutions, our Board has concluded that Mr. Litvin should serve as a director of the Company.

DEBRA G. PERELMAN – Age 52
Class A Director since June 4, 2025
Committee Membership: Audit
Other Public Company Directorships: AMC Global Media Inc. (NASDAQ: AMCX), Bed Bath & Beyond, Inc. (NYSE: BBBY), Sally Beauty Holdings, Inc. (NYSE: SBH)
Career Highlights
Ms. Perelman has been a Managing Partner at InviNext Growth Partners, a fund dedicated to investing in consumer growth companies, since March 2025, as well as advisor to several consumer businesses. Ms. Perelman served as President and Chief Executive Officer of Revlon from May 2018 to August 2023 and Chief Operating Officer from January 2018 to May 2018 (Revlon filed for bankruptcy in June 2022 and emerged in May 2023). Prior to joining Revlon, Ms. Perelman served as Executive Vice President, Strategy and New Business Development from January 2012 until January 2018 at MacAndrews & Forbes Incorporated, a diversified holding company, where she focused on new technology investment opportunities, strategy and portfolio management. Ms. Perelman has served as a member of the board of directors of AMC Global Media since June 2023, Bed Bath & Beyond, Inc. since March 2025, and Sally Beauty Holdings, Inc. since January 2025. She has served as a director of Stripes Beauty, an L Catterton backed company, since May 2024. Ms. Perelman is a co-founder and board member of the Child Mind Institute, an independent, national nonprofit dedicated to transforming the lives of children and families struggling with mental health and learning disorders.
Key Skills & Experience
In light of Ms. Perelman’s experience as the chief executive officer of a public company, the knowledge and experience she has gained in various positions, including brand marketing and corporate finance at Revlon and MacAndrews & Forbes, as well as her service as a director of other public companies, our Board has concluded that Ms. Perelman should serve as a director of the Company.

BRIAN G. SWEENEY – Age 61
Class B Director since April 17, 2020
Committee Membership: None
Other Public Company Directorships: AMC Global Media Inc. (NASDAQ: AMCX), Madison Square Garden Entertainment Corp. (NYSE: MSGE), Madison Square Garden Sports Corp. (NYSE: MSGS)
Career Highlights
Mr. Sweeney served as the President of Cablevision from 2014 and President and Chief Financial Officer of Cablevision from 2015 to 2016. Previously, Mr. Sweeney served in various other roles at Cablevision, including: Senior Executive Vice President, Strategy and Chief of Staff from 2013 to 2014; Senior Vice President — Strategic Software Solutions from 2012 to 2013; and Senior Vice President — eMedia from January 2000 to 2012. Mr. Sweeney has served as a director of MSGE since April 2023, MSGS since 2015 and AMC Global Media since 2011 and previously served as a director of MSGN from 2010 to 2021 and Cablevision from 2005 to 2016. Brian G. Sweeney is the brother-in-law of James L. Dolan, Marianne Dolan Weber, Thomas C. Dolan and Kristin A. Dolan, the cousin by marriage of Paul J. Dolan and the uncle of Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan.
Key Skills & Experience
In light of his experience in various positions with Cablevision, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, MSGE, MSGS, MSGN, AMC Global Media, and Cablevision, our Board has concluded that Brian G. Sweeney should serve as a director of the Company.

JOHN L. SYKES – Age 70
Class A Director since April 17, 2020
Committee Membership: Compensation (Chair)
Other Public Company Directorships: None
Career Highlights
Mr. Sykes has been the President of Entertainment Enterprises for iHeartMedia, Inc., a global media and entertainment company, since 2012. In his role at iHeartMedia, Mr. Sykes is responsible for developing new business partnerships and platforms across a range of media, including broadcast television, digital video platforms and live events, as well as creating value for iHeartMedia’s advertisers and key partners. Mr. Sykes is the co-executive producer of iHeartRadio branded annual live events, which include multiple iHeartRadio live events that are broadcast on network television annually. He also worked with iHeartMedia in a consulting role during 2011. Prior to joining iHeartMedia, Mr. Sykes was affiliated with the Pilot Group, a private equity and venture firm, from 2008 to 2011. He was a core member of the team at Viacom, Inc. that launched MTV Networks in 1981. During his more than 20-year tenure at Viacom, Mr. Sykes served as President of New Network Development for MTV from 2005 to 2008, Chairman and CEO of Infinity Broadcasting Corporation (now CBS Radio) from 2002 to 2005 and President of the VH1 Cable Television Network from 1994 to 2002. Mr. Sykes is the founder and has served as a director since 1997 of VH1 Save the Music, and has also served on the boards of Critical Content since 2016, the Robin Hood Foundation since 1996, the Rock and Roll Hall of Fame since 1997, If Only since 2013, and Syracuse University’s Newhouse School of Communications since 1994, and previously served on the board of MSGN from 2015 until the Networks Merger in July 2021, and Shazam Mobile from 2011 to 2014.
Key Skills & Experience
In light of his approximately 40 years of business and management experience, as well as the knowledge and experience he gained and contributions he made during his tenure as a director of MSGN, his extensive experience in the media, television and entertainment industries and his service on the boards of other companies and charitable institutions, our Board has concluded that John L. Sykes should serve as a director of the Company.

VINCENT TESE – Age 83
Class B Director since April 17, 2020
Committee Membership: Audit, Compensation
Other Public Company Directorships: AMC Global Media Inc. (NASDAQ: AMCX), Claros Mortgage Trust, Inc. (NYSE: CMTG), Madison Square Garden Sports Corp. (NYSE: MSGS)
Career Highlights
Mr. Tese has served as a director of Claros Mortgage Trust, Inc. since 2021, AMC Global Media since 2016 and MSGS since 2015. Mr. Tese served as Executive Chairman of FCB Financial Holdings, Inc. (formerly known as Bond Street Holdings, LLC), a bank holding company, from 2009 until January 2019 and Executive Chairman of its subsidiary Florida Community Bank from 2010 until January 2019. Mr. Tese served as New York State Superintendent of Banks from 1983 to 1985, Chairman and Chief Executive Officer of the New York State Urban Development Corporation from 1985 to 1987, Director of Economic Development for New York State from 1987 to 1994 and Commissioner and Vice Chairman of the Port Authority of New York and New Jersey from 1991 to 1995. Mr. Tese was the Commissioner of the Department of Economic Development and Chairman of both the Science and Technology Foundation and the Job Development Authority. Mr. Tese also serves as a director of New York Racing Association, Inc. and ICE Digital Trust, LLC, and a trustee of New York Presbyterian Hospital since 1996 and New York University School of Law since 1990. Mr. Tese previously served as Chairman of ICE Clear Credit LLC, a financial services company, from 2013 until 2025, and as a director of Intercontinental Exchange, Inc. from 2004 to May 2022, FCB Financial Holdings, Inc. from 2010 to 2019, Mack-Cali Realty Corporation from 1997 to 2019, Cablevision from 1996 to 2016 and MSGN from 2010 to 2015. He also served as a director of Gabelli Asset Management, National Wireless Holdings, Inc., and The Bear Stearns Companies, Inc. from 1994 to 2008.
Key Skills & Experience
In light of his experience as the Chief Executive Officer of the New York State Urban Development Corporation, his other government service, his experience as the executive chairman of private companies, his service as a director of other public companies, as well as the knowledge and experience he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company,

MSGS, MSGN, AMC Global Media and Cablevision, our Board has concluded that Vincent Tese should serve as a director of the Company.

ISIAH L. THOMAS III – Age 64
Class B Director since April 17, 2020
Committee Membership: None
Other Public Company Directorships: One World Products, Inc. (OTC: OWPC), UWM Holdings Corporation (NYSE: UWMC)
Career Highlights
Mr. Thomas has been the Chairman and Chief Executive Officer of Isiah International, LLC, a holding company with interests in a diversified portfolio of businesses, since 2011. Mr. Thomas has served as a Commentator and Analyst for NBA TV, a sports broadcasting channel, since 2014 and Turner Sports, a sports broadcasting channel, since 2012. Mr. Thomas has also served as Chief Executive Officer and Executive Chairman of One World Products, Inc., a company licensed to cultivate, produce and distribute raw cannabis and hemp plant ingredients for medical, scientific and industrial uses, since 2020. He previously served as the President & Alternate Governor of the New York Liberty of the Women’s National Basketball Association from 2015 to February 2019, the Head Basketball Coach at Florida International University, a higher education institution, from 2009 to 2012, the General Manager, President of Basketball Operation and Head Coach of the New York Knicks of the NBA, which is owned by MSGS, from 2006 to 2008, the Head Coach of the Indiana Pacers of the NBA from 2000 to 2003, the Owner of the Continental Basketball Association from 1998 to 2000, Minority Owner & Executive Vice President of the Toronto Raptors of the NBA from 1994 to 1998 and point guard for the Detroit Pistons of the NBA from 1981 to 1994. Mr. Thomas has served as a director of UWM Holdings Corporation, a residential and wholesale mortgage lender, since January 2021, Get in Chicago, an organization focused on stopping gun and related violence in Chicago, since 2013 and he is the Founder of Mary’s Court Foundation, a charitable organization established in 2010. Mr. Thomas also serves as a director for ForbesBLK, a non-profit organization for black entrepreneurs and professionals, and Strategic Wireless Infrastructure Fund II, Inc., a private fund. Mr. Thomas graduated from Indiana University and received a Master’s degree in Education from the University of California at Berkeley.
Key Skills & Experience
In light of his over 25 years of business and management experience, his knowledge of the sports and entertainment industries, as well as his familiarity with the Company’s business through his previous roles with the Knicks, our Board has concluded that Isiah L. Thomas III should serve as a director of the Company.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee, comprised of independent members of the Board, has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm (the independent auditors) with respect to our operations for the year ending December 31, 2026. Deloitte will audit our financial statements, including our internal control over financial reporting, for the year ending December 31, 2026. Representatives of Deloitte will be present at the annual meeting. Those representatives will have the opportunity to make a statement if they desire to do so and will answer appropriate questions.
We are asking our stockholders to ratify the selection of Deloitte as our independent registered public accounting firm. Although ratification is not required by our organizational documents, the Board is submitting the selection of Deloitte to our stockholders for ratification because we believe it is a matter of good corporate practice. In the event that our stockholders fail to ratify the selection, it will be considered a recommendation to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Approval of this proposal requires the favorable vote of the majority of the votes cast by the holders of our Company Stock, voting together as a single class. In accordance with our Articles of Incorporation, holders of our Class A Common Stock will have one vote per share and holders of our Class B Common Stock will have ten votes per share.
The Board unanimously recommends that you vote FOR this proposal.

AUDIT COMMITTEE MATTERS
SERVICES AND FEES FOR 2025, 2024 TRANSITION PERIOD AND 2024 FISCAL YEAR

The following table provides information about fees billed for services rendered by Deloitte for our year ended December 31, 2025, six-month transition period ended December 31, 2024 and fiscal year ended June 30, 2024.

	Year Ended December 31, 2025	Six-Month Transition Period Ended December 31, 2024	Fiscal Year Ended June 30, 2024
Audit fees(1)	$1,662,500	$1,732,500	$1,915,000
Audit-related fees(2)	—	—	—
Tax fees(3)	$12,000	$25,000	$—
All other fees(4)	$120,000	—	—
______________
(1)Audit fees of the Company in the year ended December 31, 2025, the 2024 Transition Period and the fiscal year ended June 30, 2024 consisted of fees for services rendered and related expenses for the integrated audits of the Company’s consolidated financial statements and its internal control over financial reporting, for review of the interim consolidated financial statements included in quarterly reports, audit consultations, assistance with and review of documents filed with SEC, including services related to the filings of Form S-8, and for services in connection with standalone and statutory audits. Audit fees in the fiscal year ended June 30, 2024, also included fees related to the issuance of comfort letters in connection with the Company’s issuance of its convertible senior notes.
(2)There were no Audit-related fees during these periods.
(3)Tax fees of the Company in the year ended December 31, 2025 consisted of transfer pricing services related to international operations. Tax fees of the Company in the 2024 Transition Period consisted primarily of transfer pricing services in connection with the Company’s acquisition of Holoplot GmbH.
(4)All other fees include services related to the provision of advice and recommendations related to the Company’s content operations.
The Audit Committee’s policy requires that the Audit Committee pre-approve audit, audit-related, tax and non-audit services and fees performed by the independent registered public accounting firm. In addition, under the Audit Committee’s pre-approval policy, the Chairman of the Audit Committee, as the delegate of the Audit Committee, may pre-approve audit, audit-related, tax and non-audit services and fees, provided that any such pre-approved services and fees are subsequently reported to the entire Audit Committee.
All of the services for which fees were disclosed and paid by the Company were pre-approved under the Audit Committee’s pre-approval policy. The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of our independent registered accounting firm.

REPORT OF AUDIT COMMITTEE
The Audit Committee assists the Board in its oversight of the Company’s financial reporting, internal controls, and audit functions. As set forth in the charter of the Audit Committee, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles, and the Company’s internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Following the MSGE Distribution Date, the Company’s Internal Audit function is provided to the Company by the Internal Audit Department of MSGE through an agreement with MSGE. The Internal Audit function provides the Audit Committee and management an independent review function, including reviewing and evaluating the adequacy, effectiveness, and quality of the Company’s system of internal controls.
The Company’s independent registered public accounting firm, Deloitte, is responsible for auditing the Company’s financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and expressing an opinion on the conformity of the consolidated financial statements to U.S. generally accepted accounting principles (“U.S. GAAP”) and on the effectiveness of the Company’s internal control over financial reporting.
In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and Deloitte the audited financial statements and its evaluation of the Company’s internal control over financial reporting. The Audit Committee discussed with Deloitte the matters required to be discussed pursuant to PCAOB standards. The Audit Committee received the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee regarding independence, and the Audit Committee discussed with Deloitte the firm’s independence. All audit, audit-related, tax and non-audit services and fees performed by Deloitte must be specifically approved by the Audit Committee or by its Chairman (and subsequently reported to the full committee).
As part of its responsibilities for oversight of the risk management process, the Audit Committee has reviewed and discussed the Company’s risk assessment and risk management framework, including discussions of individual risk areas as well as a summary of the overall process.
The Audit Committee discussed with the Company’s Internal Audit Department and Deloitte, the overall scope of and plans for their respective audits. During the year ended December 31, 2025, the Audit Committee met with the head of the Internal Audit Department of MSGE (who oversees the provision of internal audit services to the Company under an agreement with MSGE) and representatives of Deloitte, in regular and executive sessions, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting and compliance programs.
Based upon the reports, reviews and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K that was filed with the SEC.
Members of the Audit Committee
Joseph J. Lhota (Chair)
Debra G. Perelman
Vincent Tese

COMPENSATION DISCUSSION & ANALYSIS
This Compensation Discussion & Analysis provides a discussion of our compensation philosophy and 2025 compensation for the following NEOs:

Current NEOs
James L. Dolan	Executive Chairman and Chief Executive Officer
Robert Langer	Executive Vice President, Chief Financial Officer and Treasurer
Jennifer Koester	President and Chief Operating Officer of Sphere
David Granville-Smith	Executive Vice President
Christopher Winters	Senior Vice President, Controller and Principal Accounting Officer
Former Executives
Andrea Greenberg	Former President and Chief Executive Officer of MSG Networks
Laura Franco	Former Executive Vice President and General Counsel
Gregory Brunner	Former Senior Vice President, Controller and Principal Accounting Officer, and Former Interim Principal Financial Officer
Commencing on January 13, 2025, Mr. Robert Langer was appointed Executive Vice President, Chief Financial Officer and Treasurer and became an executive officer of the Company. Ms. Andrea Greenberg served as the President and Chief Executive Officer of MSG Networks from September 30, 2015 until September 2, 2025. Ms. Laura Franco served as the Company’s Executive Vice President and General Counsel from February 20, 2024 until October 31, 2025. Mr. Gregory Brunner served as the Company’s Senior Vice President, Controller and Principal Accounting Officer from June 5, 2023 until October 17, 2025, the effective date of his resignation. Mr. Brunner had also assumed the responsibilities of principal financial officer on an interim basis from December 9, 2024 until January 13, 2025, when Mr. Langer was appointed, and as a result, Mr. Brunner is an NEO for 2025. Mr. Langer also served as the Company’s principal accounting officer on an interim basis from October 17, 2025 until November 24, 2025. Effective November 24, 2025, Mr. Christopher Winters was appointed Senior Vice President, Controller and Principal Accounting Officer of the Company.
This Compensation Discussion & Analysis describes the specific arrangements that the Company had in place for our NEOs in 2025, as well as a discussion of our compensation philosophy for the NEOs with respect to that period.

EXECUTIVE SUMMARY
Business Overview
The Company is a leader in immersive experiences, technology and media and is comprised of two reportable segments, Sphere and MSG Networks. Sphere is an experiential medium powered by advanced technologies, and MSG Networks operates two regional sports and entertainment networks, as well as a DTC and authenticated streaming product.
•Sphere: This segment reflects Sphere, an experiential medium powered by advanced technologies that bring storytelling to a new level. The Company’s first Sphere venue opened in Las Vegas on September 29, 2023. The entire exterior surface of Sphere, referred to as the Exosphere, is covered with nearly 580,000 square feet of fully programmable LED lighting, creating the largest LED screen in the world and an impactful display for artistic and branded content. Inside, the venue features a 16K x 16K interior display plane – the world’s highest-resolution LED screen that wraps up, over, and around the audience creating a fully immersive visual environment. In addition, Sphere’s advanced technologies include Sphere Immersive Sound – Sphere’s proprietary audio system – as well as haptic seating and 4D environmental effects. The venue can accommodate up to 20,000 guests and hosts a wide variety of events year-round, including The Sphere Experience, which features original immersive productions, as well as concerts and residencies from renowned artists, and marquee sports and brand events (formerly referred to as corporate events). Production efforts for Sphere events are supported by Sphere Studios, an immersive content studio dedicated to creating multi-sensory experiences exclusively for Sphere, using proprietary technology, tools and production facilities. Sphere Studios is home to a team of creative, production, technology and software engineering experts who provide full in-house creative and production services. The studio campus in Burbank includes a 68,000-square-foot development facility, as well as Big Dome, a 28,000-square-foot, 100-foot high custom dome, with a quarter-sized version of the interior display plane at Sphere in Las Vegas, that serves as a specialized screening, production facility, and lab for content at Sphere.
The Company is focused on creating a global network of Spheres. We are working with the DCT Abu Dhabi to bring Sphere to Abu Dhabi, United Arab Emirates. In January 2026, the Company, the State of Maryland, Prince George’s County, and Peterson Companies announced the Company’s intent to develop a new Sphere venue at National Harbor, Maryland.
•MSG Networks: This segment is comprised of the Company’s regional sports and entertainment networks, MSG Network and MSG Sportsnet, as well as its DTC and authenticated streaming offering, MSG+ (which is included in the Gotham Sports streaming product). MSG Networks serves the New York designated market area, as well as other portions of New York, New Jersey, Connecticut and Pennsylvania and features a wide range of sports content, including exclusive live local games and other programming of the Knicks of the NBA and the Rangers, the Islanders, the Devils and the Sabres of the NHL, as well as significant coverage of the Giants and the Bills of the NFL.
2025 Performance Results and Operational Highlights
Operational and financial highlights in 2025 included:
•    The Company generated revenues of $1.2 billion, operating loss of $229.6 million and AOI (as defined below under “— Performance Objectives”) of $261.8 million(1), representing year-over-year improvements of 8%, 38% and 138%, respectively;
•    In August 2025, the Company debuted its third Sphere Experience, The Wizard of Oz at Sphere, which has been met with both critical and commercial success, selling more than 1.5 million tickets in total and generating nearly $200 million ticket sales as of December 1, 2025;
•    The Company announced its next Sphere Experience is in production, From the Edge, which will take audiences inside the world of extreme sports;

•    During the twelve months ended December 31, 2025, the venue hosted more than 990 events, including:
◦The Sphere Experience ran 880 performances across Postcard from Earth, V-U2 An Immersive Concert Film, and The Wizard of Oz at Sphere;
◦Sphere hosted 107 concerts across a diverse array of genres, including 28 shows from the Eagles, 26 shows from the Backstreet Boys, the venue’s first pop act, and 15 shows from Kenny Chesney, the venue’s first country act;
◦Sphere hosted multiple brand events, including Delta Air Lines’ keynote presentation during the January 2025 Consumer Electronics Show; and
◦Formula 1’s Las Vegas Grand Prix in November 2025.
•    Sphere’s Exosphere – the venue’s exterior and the world’s largest LED screen – welcomed numerous global brands;
•    The Company announced new multi-year advertising and sponsorship agreements with Google, Lenovo and Zoox;
•    The Company introduced its advanced audio system, Sphere Immersive Sound, at Radio City Music Hall in New York in November 2025, which is now in use for all events at the venue;
•    The Company and DCT Abu Dhabi continued to work together to bring Sphere to Abu Dhabi, United Arab Emirates under a franchise model, including finalizing and entering into several agreements relating to the construction, development and operation of Sphere Abu Dhabi;
•    The Company repurchased approximately 1.1 million shares of its Class A Common Stock for an aggregate purchase price of approximately $50 million;
•    In June 2025, MSG Networks completed a restructuring of its credit facilities, which included, among other items, MSG Networks’ $804 million term loan being replaced with a new $210 million term loan facility; and
•    In connection with the restructuring, MSG Networks also entered into amendments with certain professional sports teams that provided for, among other matters, reductions in the annual rights fees payable to such teams.
___________
(1)AOI is a non-GAAP financial measure. For a reconciliation of this non-GAAP measure to the most comparable GAAP measures, please see Annex A.
Stockholder Engagement & Responsiveness
During 2025, management of the Company engaged with holders of nearly 60% of our Class A Common Stock to discuss our Board, governance and/or executive compensation practices, with the specific goal of seeking stockholder feedback.
Over the years, the Compensation Committee has incorporated various aspects of stockholder feedback into our disclosure practices, and we continue to make enhancements that we believe further align our compensation disclosures and practices with our long-term strategy and interests of our stockholders. In 2025, following the 2024 Transition Period, the Company sought to further align long-term incentives with both financial performance and stockholder value creation. As a result, the Company’s Compensation Committee approved changes to the long-term incentive program to return to the Company’s historical practice of granting a mix of restricted stock units and performance stock units, now with performance vesting tied to Sphere reportable segment AOI. We believe this directly aligns the NEOs with stockholders’ interests to increase stockholder value and provides the NEOs with a continuing stake in the long-term success of the Company. In seeking to continue our efforts to align our compensation practices with long-term stockholder interests, the Compensation

Committee seeks out and values opportunities to receive stockholder feedback. We look forward to continuing to receive such feedback to inform the regular, ongoing review of our compensation program.
Executive Compensation Program Objectives and Philosophy
The Company is a leader in immersive experiences, technology and media and is comprised of two reportable segments, Sphere and MSG Networks. Sphere is an experiential medium powered by advanced technologies, and MSG Networks operates two regional sports and entertainment networks, as well as a DTC and authenticated streaming product. We operate in specialized industries and our executive officers have substantial and meaningful professional experience in these industries. Given the unique and novel nature of our Sphere business, including the design and construction of Sphere venues, the creation of The Sphere Experience and our original immersive productions, the Company places great importance on its ability to attract, retain, motivate and reward experienced executive officers who can drive our business objectives and achieve strong financial, operational and stock price performance, as well as long-term value creation. The Compensation Committee has designed executive compensation policies and programs that are consistent with, explicitly linked to, and supportive of the financial and strategic objectives of growing the Company’s businesses and driving long-term stockholder value.
Our Compensation Committee has designed a program that generally reflects four key overarching executive compensation principles:

Principle	Implementation
A significant portion of compensation opportunities should be at risk.	•The majority of executive compensation is at risk and based on stockholder returns as well as the Company’s financial and strategic performance.
Long-term performance incentives should generally outweigh short-term performance incentives.	•Incentive compensation focuses more heavily on long-term rather than short-term accomplishments and results.
Executive officers should be aligned with our stockholders through equity-based compensation.
•Equity-based compensation comprises a substantial portion of executive compensation, ensuring alignment with stockholder interests with a focus on restricted stock units and performance stock units. Alignment with stockholder interests is further enhanced with the grant of non-qualified performance vesting options to Mr. Dolan in July 2024 and January 2025 (in lieu of restricted stock units and performance stock units) and the off-cycle grant in fiscal year 2024 of premium priced performance options to Mr. Dolan, Ms. Koester and a select team of personnel who are key contributors to the success of Sphere (the “FY24 premium priced performance options”).

The compensation structure should enable the Company to attract, retain, motivate and reward the best talent in a competitive industry.
•The overall executive compensation program is competitive, equitable and thoughtfully structured so as to attract, retain, motivate and reward talent.
•The Compensation Committee focuses on total direct compensation, as well as individual compensation elements when providing competitive compensation opportunities.

In designing our executive compensation program, the Compensation Committee generally seeks to fulfill these objectives by maintaining appropriate balances between (1) short-term and long-term compensation, (2) cash and equity-based compensation, and (3) performance-based and time-based vesting of compensation. As described below under “— Elements of 2025 Compensation & Performance Objectives,” the Compensation Committee modified its approach with respect to short- and long-term performance-based incentive compensation during 2025 to reflect unique developments with respect to the Company’s business.
Elements of 2025 Compensation & Performance Objectives
The Company compensates its NEOs through base salary, annual incentive awards, long-term incentive awards, perquisites and benefit programs. Our annual incentive program provides performance-based incentives for our NEOs tied to key measures that drive long-term stockholder value and reward sustained achievement of the Company’s key financial goals. The Company considers reportable segment AOI to be a key financial measure of its financial operating performance. As such, our Compensation Committee has incorporated reportable segment AOI into our standard annual incentive performance awards and into our long-term incentive performance awards.
During 2025, the Compensation Committee, in consultation with its independent compensation consultant, determined to make certain changes to the Company’s annual incentive plan that: (i) focuses the financial objectives solely on reportable segment AOI in order to further the Company’s focus on profitable growth, and (ii) establishes initial funding levels of the bonus pools based solely on financial performance against pre-determined reportable segment targets, which initial funding level can then be modified based on each business unit’s performance against pre-determined financial, strategic and operational goals in line with the Company’s evolving priorities.
Following the 2024 Transition Period, the Company sought to further align long-term incentives with both financial performance and stockholder value creation. As a result, for 2025, the Company’s long-term incentive program consists of a mix of restricted stock units and performance stock units, with performance vesting tied to Sphere reportable segment AOI. Since the Company’s long-term goals were still being assessed at the time the 2025 long-term incentive awards were approved by the Compensation Committee in March 2025, the Compensation Committee approved the grant of performance stock units to our NEOs other than Mr. Dolan (who does not participate in the Company’s standard annual long-term incentive program, as discussed in more detail below) with a view to setting the performance targets at a later date. Ultimately, the Compensation Committee, in consultation with its independent compensation consultant, and based on management’s recommendation, determined to set the performance targets based on the three-year cumulative Sphere reportable segment AOI. The performance targets were set when the Company was in a better position to set long-term goals that achieved the desired objectives of the plan (i.e., implemented ambitious target goals with achievable threshold goals). The performance targets relate to the Company’s key financial priorities, based on the Company’s forecast / budget for each of those years (subject to certain pre-approved adjustments).
The value of the restricted stock units and performance stock units remains tied to the performance of the market value of Class A Common Stock, which we believe directly aligns the NEOs with stockholders’ interests to increase stockholder value and provides the NEOs with a continuing stake in the long-term success of the Company.
In lieu of participating in the standard annual long-term incentive program described above, in accordance with his employment agreement, Mr. Dolan, the Company’s Executive Chairman and Chief Executive Officer, was granted long-term incentive awards in the form of non-qualified performance vesting options to purchase shares of Class A Common Stock (the majority of which were granted during the 2024 Transition Period) that vest based on the achievement of rigorous stock price hurdles. The stock price hurdles outlined below represent significant appreciation from the exercise prices (i.e., the respective closing stock price on the date of grant). Specifically, Mr. Dolan received the following:

Performance Vesting Option Awards to Executive Chairman & Chief Executive Officer
	First Performance Vesting Option Award			Second Performance Vesting Option Award
	Granted on July 1, 2024			Granted on January 8, 2025
	(During 2024 Transition Period)			(During Fiscal Year 2025)
Stock Price Hurdle for Options to Vest(1)	Securities Underlying Options (#)	Exercise Price(2)	Stock Price Hurdle as % of Exercise Price	Securities Underlying Options (#)	Exercise Price(2)	Stock Price Hurdle as % of Exercise Price	Total Securities Underlying Options (#)
$75.00	450,000	$34.62	217%	246,175	$41.37	181%	696,175
$100.00	450,000	$34.62	289%	246,175	$41.37	242%	696,175
$125.00	450,000	$34.62	361%	246,175	$41.37	302%	696,175
$150.00	450,000	$34.62	433%	246,175	$41.37	363%	696,175

Total	1,800,000	--	--	984,700	--	--	2,784,700
_______________
(1)The performance vesting options (or the applicable portion thereof) will vest on the later of (1) June 30, 2027, with respect to the First Performance Vesting Option Award, or January 8, 2028, with respect to the Second Performance Vesting Option Award, and (2) the date on which any of the stock price hurdles are achieved during the five-year performance period measured from the date of grant, in each case subject to Mr. Dolan’s continued employment with the Company (or any of its subsidiaries) through the applicable vesting date (subject to certain limited exceptions); measurement of the achievement of the stock price hurdles shall be based on a rolling thirty (30) consecutive trading day average of the closing price of the Class A Common Stock on the NYSE.
(2)Exercise price is equal to the closing price of the Class A Common Stock on the NYSE on the respective date of grant.
We believe these performance vesting options create significant alignment between our Executive Chairman and Chief Executive Officer and stockholders’ interests to increase stockholder value as awards only vest upon the achievement of the price hurdles noted above and provide him with incremental value from the award only if there is significant stock price appreciation. On vested options, Mr. Dolan will only share in the incremental value created above the respective option exercise prices outlined above.
The following table summarizes the elements of our general compensation program for 2025 and how each element was linked to Company performance.

Component(1)		Performance Link	Description
Base Salary	Cash
•Fixed level of compensation determined primarily based on the role, job performance and experience
•Reviewed annually to assess alignment with market practices
•Intended to compensate NEOs for day-to-day services performed

Annual Incentive	Cash

Initial funding based on reportable segment AOI targets (which initial funding level can be modified based on business unit performance with respect to strategic, operational and financial (collectively referred to herein as “strategic”) objectives)

•Performance-based cash incentive opportunity
•Designed to be initially-funded solely based on the achievement of pre-determined financial performance measure approved by the Compensation Committee:
•Corporate business units: blend of Sphere reportable segment AOI (weighted at 80%); and MSG Networks reportable segment AOI (weighted at 20%).
•Sphere business units: Sphere reportable segment AOI
•MSG Networks business unit: MSG Networks reportable segment AOI
•Performance against pre-determined specific business units’ strategic objectives can modify initial AOI-funded pools within specified range

Long- Term Incentive	Performance Stock Units (50%)(2)	Sphere reportable segment AOI
•Financial performance targets are determined by the Compensation Committee to incentivize strong execution of our strategy and long-term financial goals
•Stock-based award establishes direct alignment with our stock price performance and stockholder interests
•Cliff-vest after three years to the extent that three-year cumulative Sphere reportable segment AOI targets are achieved

	Restricted Stock Units (50%)(2)	Stock Price Performance	•Stock-based award establishes direct alignment with our stock price performance and stockholder interests •Vest ratably over three years
	Performance Vesting Options (Executive Chairman and CEO)	Stock Price Performance	•Stock-based award establishes direct alignment with our stock price performance and stockholder interests •No vesting if rigorous stock price goals are not met during five-year performance period
____________
(1)Excludes any one-time cash and equity-based compensation for 2025 that is intended to compensate newly hired NEOs for forfeited compensation from their prior employer and/or induce the newly hired NEO to join the Company.
(2)For NEOs other than Executive Chairman and CEO. Executive Chairman and CEO received performance vesting options in accordance with his employment agreement as described above.

2025 Annual Compensation Opportunities Mix
As described above, the Company’s compensation program is designed with at-risk components. For 2025, a substantial majority of NEO compensation was at risk, with a majority of at-risk compensation granted in the form of long-term equity-based awards.

Executive Chairman and Chief Executive Officer	Average NEO Pay Mix(2)
Pay Mix(1)	(Excluding Executive Chairman and Chief Executive Officer)

______________
(1)Reflects the allocation of base salary, annual target bonus opportunity, as well as long-term incentive awards outlined in Mr. Dolan’s employment agreement, as described in more detail below under “Executive Compensation Tables — Employment Agreements — James L. Dolan.” The long-term incentive awards include Mr. Dolan’s two performance vesting option awards he received in July 2024 (First Performance Vesting Option Award) and January 2025 (Second Performance Vesting Option Award), provided in lieu of annual grants over the three-year employment agreement term, as well as the FY24 premium priced performance options. The amount includes the annualized intended target value of the First Performance Vesting Option Award and the Second Performance Vesting Option Award (annualized over the three-year employment agreement term), and the annualized grant date fair value of the FY24 premium priced performance options (annualized over the three-year vesting period).
(2)Reflects the allocation of base salary, annual target bonus opportunity, and long-term incentive award target value (for NEOs other than Mr. Dolan), as set forth in each current NEO’s employment agreement for 2025 (other than as noted below). For Ms. Koester, also reflects the annualized grant date fair value of the FY24 premium priced performance options (annualized over the three-year vesting period). For Mr. Langer, also reflects the annualized target value of his one-time, sign-on RSU award (annualized over the three-year vesting period). To reflect the go-forward pay mix, the Average NEO Pay Mix also includes Mr. Winters’ full year 2025 base salary and target bonus opportunity and full year 2026 long-term incentive target value, as per the terms of his employment agreement with the Company. Mr. Winters received a prorated bonus and was not eligible to participate in the Company’s long-term incentive program for 2025 given his start date on November 24, 2025.
Sound Compensation Governance Practices
The Company’s executive compensation program is overseen by the wholly independent Compensation Committee, with the support of an independent compensation consultant and independent legal counsel. We maintain a compensation program with strong governance features, including:

Compensation Practices
✓	Substantial proportion of standard annual compensation is at risk (99% for the Executive Chairman and Chief Executive Officer and 73% on average for the other current NEOs)
✓	Short-term incentives earned based on the achievement of financial and strategic initiatives and certain long-term incentives earned based on the achievement of financial goals
✓	Stockholder feedback considered in Compensation Committee review of compensation program
✓	Anti-hedging policy
✓	No excise tax gross-up provisions
✓	Clawback Policy
✓	Review of tally sheets for each current NEO by Compensation Committee at least annually
✓	Fully independent Compensation Committee oversight of compensation decisions
✓	Compensation Committee utilizes support of an independent compensation consultant and independent legal counsel

COMPENSATION PROGRAM PRACTICES AND POLICIES
The following discussion describes the practices and policies implemented by the Compensation Committee during 2025.
In the Company’s most recent advisory “say-on-pay” proposal, which was held at the 2025 annual meeting of stockholders, approximately 95.1% of votes cast (including a majority of votes cast by holders of our Class A Common Stock) voted to approve, on an advisory basis, the Company’s executive compensation. The Compensation Committee considered the results of this vote, as well as the Company’s ongoing discussions with stockholders, in its assessment and development of the compensation program.
For 2025, compensation for the NEOs was subject to employment agreements approved by the Company’s Compensation Committee. Information concerning the Company’s employment agreements with each NEO is set forth below under “Executive Compensation Tables — Employment Agreements.”
In 2025, the Company entered into new employment agreements with each of the Executive Vice President, Chief Financial Officer and Treasurer, effective as of January 6, 2025, and the Senior Vice President, Controller and Principal Accounting Officer, effective as of November 24, 2025.
Role of the Compensation Committee
Our Compensation Committee administers our executive compensation program. The responsibilities of the Compensation Committee are set forth in its charter. Among other responsibilities, the Compensation Committee: (1) establishes our general compensation philosophy and, in consultation with management, oversees the development and implementation of compensation programs; (2) reviews and approves corporate goals and objectives relevant to the compensation of our executive officers who are required to file reports with the SEC under Section 16(a) of the Exchange Act, evaluates their performance in light of those goals and objectives, and determines and approves their respective compensation levels based on this evaluation; (3) oversees the activities of the committee or committees administering our retirement and benefit plans; and (4) administers our equity-based compensation plans. For more information about the Compensation Committee, please see “Board and Governance Practices — Committees — Compensation Committee.”
In carrying out its responsibilities, the Compensation Committee utilizes the services of the independent compensation consultant and independent legal counsel, and considers recommendations from management, each as further described below.

Role of the Independent Compensation Consultant
The Compensation Committee has authority under its charter to engage outside consultants to assist in the performance of its duties and responsibilities. Our Compensation Committee utilizes the services of ClearBridge Compensation Group LLC (the “independent compensation consultant”), an independent compensation consultant, to assist in determining whether the elements of our executive compensation program are reasonable and consistent with our objectives.
The independent compensation consultant collaborates with independent legal counsel to the Compensation Committee and reports directly to the Compensation Committee and, at the request of the Compensation Committee, the independent compensation consultant meets with members of management from time to time for the purpose of gathering information on management proposals and recommendations to be presented to the Compensation Committee.
With respect to compensation matters for 2025, the services provided by the independent compensation consultant to the Compensation Committee included:
•Attending all Compensation Committee meetings;
•Providing information, research, and analysis pertaining to our executive compensation program for 2025;
•Regularly updating the Compensation Committee on market trends, changing practices, and legislation pertaining to compensation;
•Assisting the Compensation Committee in making pay determinations for the executive officers;
•Assisting the Compensation Committee in connection with the entry into new employment agreements with each of (i) the Executive Vice President, Chief Financial Officer and Treasurer, and (ii) the Senior Vice President, Controller and Principal Accounting Officer;
•Advising on the design of the executive compensation program (including changes to our short- and long-term incentive plans) and the reasonableness of individual compensation targets and awards;
•Conducting a compensation risk assessment;
•Preparing tally sheets for the Compensation Committee’s review, setting forth all components of compensation payable, and the benefits accruing, to the current NEOs for 2025, including all cash compensation, benefits, perquisites and the current value of outstanding equity-based awards;
•Providing advice and recommendations that incorporate both market data and Company-specific factors; and
•Assisting the Compensation Committee in connection with its periodic review of non-employee director compensation.
The Compensation Committee charter requires the Compensation Committee to consider the NYSE independence factors before receiving advice from an advisor, despite the fact that such independence rules are not applicable to controlled companies. For 2025, the Compensation Committee concluded that the independent compensation consultant satisfies the independence requirements of the NYSE rules. In addition, the Compensation Committee believes that the independent compensation consultant’s work did not raise any conflicts of interest during 2025. In reaching this conclusion, the Compensation Committee considered the same rules regarding advisor independence.

Role of Executive Officers in Determining Compensation
The Compensation Committee reviews the performance and compensation of the Executive Chairman and Chief Executive Officer and, following discussions with the independent compensation consultant, establishes his compensation. Senior management of the Company assists the Compensation Committee and the independent compensation consultant as described in this Compensation Discussion & Analysis, and provides to the Compensation Committee, either directly or through the independent compensation consultant, management’s recommendations on the compensation for executive officers other than the Executive Chairman and Chief Executive Officer. Recommendations from management are based on a comprehensive review and analysis of the performance of the Company and its business against pre-determined goals, strategies and metrics. Other members of management provide support to the Compensation Committee as needed. Based upon a review of performance and historical compensation, recommendations and information from members of management, and recommendations and discussions with the independent compensation consultant, the Compensation Committee determines and approves compensation for the executive officers.
Performance Objectives
As described below under “— Elements of Our Compensation Program,” performance-based incentive compensation is an important element of the Company’s executive compensation program.
The Company considers reportable segment AOI to be a key financial measure of its financial operating performance. As such, our Compensation Committee has incorporated reportable segment AOI into our standard annual incentive performance awards and Sphere reportable segment AOI into our long-term incentive performance awards.
The Company defines “AOI,” which is a non-U.S. GAAP financial measure, as operating income (loss) before (i) depreciation, amortization and impairments of property and equipment, goodwill and intangible assets, (ii) amortization for capitalized cloud computing arrangement costs, (iii) share-based compensation expense, (iv) restructuring charges or credits, (v) merger, debt work-out, and acquisition-related costs, including merger-related litigation expenses, net of insurance recoveries, (vi) gains or losses on sales or dispositions of businesses and associated settlements, (vii) the impact of purchase accounting adjustments related to business acquisitions, and (viii) gains and losses related to the remeasurement of liabilities under the Company’s Executive Deferred Compensation Plan.
The performance measures used for purposes of annual incentives or long-term awards may contemplate certain potential future adjustments and exclusions.
Tally Sheets
The Compensation Committee has reviewed tally sheets prepared by the independent compensation consultant, setting forth all components of compensation payable, and the benefits accruing, to the current NEOs for 2025, including all cash compensation, benefits, perquisites and the current value of outstanding equity-based awards. The tally sheets also set forth potential payouts to the current NEOs upon various termination scenarios.
Determining Compensation Levels; Benchmarking
As part of the Compensation Committee’s review of total compensation for 2025, the independent compensation consultant assisted the Compensation Committee in: (1) determining if a peer group should be used for comparative purposes, (2) assessing executive compensation in light of internal and external considerations and (3) reviewing the Company’s equity and cash-based executive incentive programs, taking into account evolving market trends. The Compensation Committee, in consultation with the independent compensation consultant, considered broad market data (both industry-related and general industry data) and multiple broad-based compensation surveys in order to appropriately assess compensation levels.
For 2025, the Compensation Committee, in consultation with the independent compensation consultant, determined not to utilize a peer group or specific target positioning in determining compensation given the limited number of comparable publicly-traded companies.

In addition to the market data listed above, the Compensation Committee considered internal information (job responsibility, performance, attraction and retention of talent, and contractual commitments) to determine compensation.

ELEMENTS OF OUR COMPENSATION PROGRAM
Our executive compensation philosophy is reflected in the principal elements of our executive compensation program, each of which is important to the Company’s goal of attracting, retaining, motivating and rewarding highly-qualified executive officers. The compensation program included the following key elements for 2025: base salary, annual cash incentives, long-term incentives, retirement, health and welfare and other benefits, which are generally provided to all other eligible employees, and additional executive officer benefits, including post-termination compensation under certain circumstances and certain perquisites, each as described below.
A significant percentage of total direct compensation is allocated to incentive compensation in accordance with the Compensation Committee’s philosophy. The Compensation Committee reviews multiple factors, such as job responsibility, performance, contractual commitments, and other information provided by the independent compensation consultant to determine the appropriate level and mix of compensation for executive officers. The allocation between cash and equity compensation and between short-term and long-term compensation is designed to provide a variety of fixed and at-risk compensation that is related to the achievement of the Company’s short-term and long-term objectives.
Mr. Dolan was employed by MSGS and MSGE as each company’s Executive Chairman and Chief Executive Officer, Mr. Granville-Smith was employed by MSGS and AMC Global Media as Executive Vice President, and Ms. Franco was employed by MSGE as Executive Vice President and General Counsel during 2025. While the Compensation Committee is aware that each of Messrs. Dolan and Granville-Smith also receives, and Ms. Franco also received, compensation for services rendered to such other companies, its own compensation decisions are based on its independent assessment and application of the compensation goals and objectives of the Company.
The compensation program and philosophies discussed in this proxy statement reflect only compensation that is paid by the Company for services rendered to the Company, except as otherwise noted. For more information regarding the compensation of Mr. Dolan by MSGS and MSGE, see MSGS’s and MSGE’s 2025 Definitive Proxy Statements, respectively. For more information regarding the compensation of Mr. Granville-Smith by MSGS, see MSGS’s 2025 Definitive Proxy Statement. For more information regarding the compensation of Ms. Franco by MSGE, see MSGE’s 2025 Definitive Proxy Statement.
Base Salaries
Our Compensation Committee is responsible for setting the base salaries of the executive officers, which are intended to compensate them for the day-to-day services that they perform for the Company. Base salaries for these executive officers have been set at levels that are intended to reflect the competitive marketplace in attracting and retaining quality executive officers. The employment agreement between the Company and each NEO contains (or contained, in the case of former executives) a minimum base salary level. For information regarding these base salary levels, please see “Executive Compensation Tables — Employment Agreements” below. The Compensation Committee reviews the salaries of the executive officers at least annually. The Compensation Committee may adjust base salaries for executive officers over time, based on their performance and experience and in accordance with the terms of their employment agreements.
The annual base salaries for each of Messrs. Dolan and Langer, Ms. Koester, and Messrs. Granville-Smith and Winters as of the end of 2025 were as follows: $230,000, $1,000,000, $1,450,000, $800,000 and $400,000, respectively. The base salaries for Mses. Greenberg and Franco and Mr. Brunner at the time of their separations from the Company were $1,350,000, $550,000 and $500,000, respectively. For additional information regarding the base salaries and actual amounts earned during 2025, see “Executive Compensation Tables — Summary Compensation Table”. The Compensation Committee generally determined salaries for NEOs after evaluation of Company and individual performance, market pay levels, the range of increases generally provided to the Company’s employees and, to the extent appropriate, management’s recommendations.

2025 Annual Cash Incentives
Overview

Initial Funding Pools
Potentially modified by
Business Unit Strategic Goals
Payout
Sphere Business Units
Sphere Segment AOI
Networks Business Unit
Networks Segment AOI
Corporate Business Units
Sphere Segment AOI (80%)
Networks Segment AOI (20%)
Sphere Studios
Venue Operations
Sponsorship & Exosphere
Sales & Service
Strategic Ops & Alliances
Business Ops & Insights
Development & Construction
Ventures & Technology
Overall Sphere Segment (Koester)
MSG Networks (Greenberg)
Finance (Langer, Winters and Brunner)
Legal (Franco)
Overall Company (Dolan and Granville-Smith)
Individual Payout Based on Applicable Business Unit

Annual cash incentives earned for performance in 2025 were determined based on performance against goals established by the Compensation Committee under the Management Performance Incentive Plan (“MPIP”). MPIP is an annual incentive plan under which eligible members of management, including the NEOs, were provided an opportunity to earn an annual cash award. The initial funding level of the bonus pools was based on financial performance versus pre-determined AOI targets for the Sphere reportable segment (for Sphere business units and applicable to Ms. Koester) and the MSG Networks reportable segment (for the MSG Networks business unit and applicable to Ms. Greenberg), and based on a blend of the Sphere and MSG Networks reportable segment results (for Corporate business units and applicable to the other NEOs).
The initial funding level could then be modified for each business unit based on performance versus pre-determined and measurable key strategic objectives, resulting in a payout falling within the range of 0% to 200% of target. In 2025 we had 11 business units, consisting of MSG Networks (which would have been applicable to Ms. Greenberg), Sphere business units (Sphere Studios, Venue Operations, Sponsorship & Exosphere Sales, Sales & Service, Strategic Operations & Alliances, Business Operations & Insights, Development & Construction, Ventures & Technology) and Corporate business units (Finance (applicable to Messrs. Langer and Winters and would have been applicable to Mr. Brunner but for his resignation from the Company) and Legal (applicable to Ms. Franco)), with a varied range of strategic goals for each business unit determined by the Compensation Committee. Ms. Koester’s strategic business unit modifier was based on the overall performance of the Sphere business units and Messrs. Dolan and Granville-Smith’s business unit modifier was based on the overall performance of all Company business units.

The MPIP was designed to link executive compensation directly to the Company’s financial performance and performance on key strategic initiatives by providing incentives and rewards based upon business unit performance during the applicable fiscal year.
As discussed in “Performance Targets & Achievement Levels” below, the financial results for the Corporate business units (including Messrs. Dolan, Granville-Smith, Langer and Winters and Ms. Franco) were based 80% on Sphere reportable segment financial results and 20% on MSG Networks reportable segment financial results. The initial bonus funding reflected MSG Networks reportable segment AOI results of 117.44% of target (no adjustment) and Sphere reportable segment AOI results of 73.63% of target. For strategic reasons, the Company implemented certain changes to its production schedule during the year that differed from the timing assumptions reflected in the Board-approved budget used to establish the 2025 AOI targets. Based on recommendations from management, the Compensation Committee, in consultation with its independent advisors, ultimately approved an adjustment to the calculated Sphere reportable segment AOI results to account for these timing differences. After giving effect to this adjustment, the Sphere reportable segment AOI results were 124.80% of target, which resulted in an initial adjusted bonus pool funding level for the Corporate business units of 123.33% of target. The Compensation Committee determined not to modify the initial adjusted financial score based on specific business unit achievements for (i) the legal business unit (applicable to Ms. Franco) and (ii) the overall company performance (applicable to Messrs. Dolan and Granville-Smith). As a result, the adjusted payout level of the annual cash incentives for Ms. Franco and Messrs. Dolan and Granville-Smith remained at 123.33% of the target level for 2025 (the financial score applicable to Corporate business units). After modification based on achievement relative to the pre-determined business unit strategic objectives for the Finance business unit, the final adjusted payout level of the annual cash incentives were determined to be 133.33% of the target level for Messrs. Langer and Winters (and would have been applicable to Mr. Brunner but for his resignation from the Company). Mr. Brunner did not receive an MPIP payment (or other payment in lieu of an MPIP payment) for 2025 in connection with his resignation from the Company.
The financial results for the Sphere business units (including Ms. Koester) were based 100% on Sphere reportable segment financial results, which led to an initial adjusted bonus pool funding level for the Sphere business units of 124.80% of target. After modification based on achievement relative to the pre-determined business unit strategic objectives for the Sphere business units, the final adjusted payout level of the annual cash incentive was determined to be 130.00% of the target level for Ms. Koester.
The financial results for the MSG Networks business unit (which would have been applicable to Ms. Greenberg but for her separation from the Company) were based 100% on MSG Networks reportable segment financial results, which led to an initial bonus pool funding level for the MSG Networks business unit of 117.44% of target. The Compensation Committee determined not to adjust the MSG Networks business unit results based on strategic business unit achievements, maintaining the calculated payout level at 117.44% of the target level for 2025 for the MSG Networks business unit (which would have been applicable to Ms. Greenberg but for her separation from the Company). In connection with her separation from the Company, Ms. Greenberg received the payment of an amount equal to her 2025 target bonus in lieu of any amount payable under the Company’s MPIP with respect to 2025.
Target Award Opportunities
Each employee eligible for an annual incentive award was assigned a target award equal to a percentage of that employee’s base salary as of the conclusion of the applicable fiscal year (with potential payouts not to exceed 200% of target).
Target annual incentive opportunities were based upon the applicable employee’s position, grade level, responsibilities, and historical and expected future contributions to the Company. In addition, each employment agreement between the Company and each of the NEOs contains (or contained, in the case of former executives) a minimum target annual incentive award level. The Compensation Committee reviews the target annual incentive award levels of the NEOs at least annually, subject to the minimum target annual incentive award level set forth in each employment agreement between the Company and each of the NEOs. See “Executive Compensation Tables — Employment Agreements” below.

2025 Annual Incentive Payouts
The below table summarizes each NEO’s target incentive opportunity and actual 2025 incentive payouts, as determined by the Compensation Committee.
The incentive payouts are described in more detail below.

Name	2025 Base Salary(1)	Target Incentive (% of Base Salary)	Calculated 2025 Incentive Award as a % of Target	Adjusted 2025 Incentive Award as a % of Target	Adjusted 2025 Incentive Award
Current NEOs
James L. Dolan	$230,000	200%	82.39%	123.33%	$567,318
Robert Langer(2)	$1,000,000	100%	92.39%	133.33%	$1,333,300
Jennifer Koester	$1,450,000	150%	78.83%	130.00%	$2,827,500
David Granville-Smith	$800,000	100%	82.39%	123.33%	$986,640
Christopher Winters(3)	$400,000	40%	92.39%	133.33%	$106,664
Former Executives
Andrea Greenberg(4)	$1,350,000	150%	—	—	—
Laura Franco(5)	$550,000	100%	82.39%	123.33%	$565,263
Gregory Brunner(6)	$500,000	50%	—	—	$—
______________
(1)Reflects the current NEOs’ annual base salaries as of the conclusion of 2025 and the annual base salaries of the former executives as of their respective separation dates.
(2)Pursuant to the terms of his employment agreement, Mr. Langer also received a one-time special cash payment of $250,000, which was intended to cover transition-related expenses and is not included in the table above. Mr. Langer would have been required to repay a pro-rated amount of this one-time cash award (based on the number of days remaining until the first anniversary of the commencement of his employment with the Company) in the event of (i) his termination of his employment (other than for “good reason”) or (ii) an involuntary termination for “cause,” in each case within one year following the commencement of his employment with the Company.
(3)Pursuant to the terms of his employment agreement, for 2025, Mr. Winters received an annual incentive award covering the 6-month period of July 1, 2025 through December 31, 2025. Such pro-ration is reflected in the table above.
(4)In connection with her separation from the Company, Ms. Greenberg received the payment of $2,025,000, an amount equal to her 2025 target bonus in lieu of any amount payable under the Company’s MPIP with respect to 2025, which was paid in March 2026 at the same time as other incentive award payments were made. See “Executive Compensation Tables — Termination and Severance” for a description of the benefits paid to Ms. Greenberg upon her separation from the Company.
(5)With respect to Ms. Franco, this table reflects the pro-rated annual incentive award earned during 2025 for the period from January 1, 2025 through October 31, 2025. See “Executive Compensation Tables — Termination and Severance” for a description of the benefits paid to Ms. Franco upon her separation from the Company.
(6)Mr. Brunner did not receive an MPIP payment for 2025 as a result of his resignation from the Company.
Performance Targets & Achievement Levels
Financial Component:
Sphere business units (applicable to Ms. Koester and 80% of Corporate business units initial funding): For 2025, the MPIP financial performance objective for the Sphere business units consisted of an AOI target for the Sphere reportable segment based on the Board-approved budget, with the initial MPIP funding pool under this component ranging from 0% to 200% of target. The initial MPIP funding pool was determined after assessing the financial performance against the pre-determined AOI target. Based on the performance against the pre-determined AOI target, the calculated result of the financial component of the MPIP for the Sphere business units, giving effect to the payout provisions of the MPIP, was 73.63% of target. The MPIP provides the Compensation Committee with flexibility to make equitable adjustments to the structure and payouts that it deems appropriate to reflect the best interests of the business, including based on recommendations from management. Upon review of the calculated result of the financial component of the MPIP for business units tied to the Sphere reportable segment results, the Compensation Committee, considering recommendations from management and in consultation with the independent compensation consultant, determined the calculated results should be adjusted to account for certain changes in the Company’s production schedule that were made for strategic reasons during the year. After reflecting such adjustments, the adjusted result of the financial component of the MPIP for the Sphere business units was determined to be 124.80% of target.
MSG Networks business unit (would have been applicable to Ms. Greenberg but for her separation from the Company and 20% of Corporate business units initial funding): For 2025, the MPIP financial performance objective for the MSG Networks business unit consisted of an AOI target for the MSG Networks reportable segment based on the budget approved by the board of directors of MSGN, with the initial MPIP funding pool under this component ranging from 0% to 200% of target. The initial MPIP funding pool was determined after assessing the financial performance against the pre-determined AOI target. Based on the performance against the pre-determined AOI target, the calculated result of the financial component of the MPIP for the MSG Networks business unit, giving effect to the payout provisions of the MPIP, was 117.44% of target. The MPIP provides the Compensation Committee with flexibility to make equitable adjustments to the structure and payouts that it deems appropriate to reflect the best interests of the business, including based on recommendations from management. No such adjustments were made for the 2025 MPIP for the MSG Networks business unit.
Corporate business units (applicable to Messrs. Dolan, Granville-Smith, Langer and Winters and Ms. Franco and would have been applicable to Mr. Brunner but for his resignation from the Company): For 2025, the MPIP financial performance objective for the Corporate business units was based on a blend of the Sphere reportable segment and MSG Networks reportable segment AOI targets (weighted at 80% and 20%, respectively), further described below. The initial MPIP funding pool under this component ranged from 0% to 200% of target. The initial MPIP funding pool was determined after assessing the financial performance against the pre-determined AOI targets. Based on the performance against the pre-determined AOI targets, the calculated result of the financial component of the MPIP for the Corporate business units, giving effect to the payout provisions of the MPIP, was 82.39% of target. The MPIP provides the Compensation Committee with flexibility to make equitable adjustments to the structure and payouts that it deems appropriate to reflect the best interests of the business, including based on recommendations from management. As a result of the adjustments to the Sphere reportable segment financial component described above relating to strategic changes in the Company’s production schedule during the year, the adjusted result of the financial component of the MPIP for Corporate business units was determined to be 123.33% of target (based on 80% / 20% Sphere reportable segment / MSG Networks reportable segment weighting).
Strategic Business Unit Modifier:
For 2025, the MPIP also included a strategic modifier component for each business unit that could increase or decrease the initial AOI-funded MPIP pool based on performance against relevant strategic goals, resulting in a payout that falls within a range of 0% to 200% of target. These goals, strategies and measurable metrics were set at the beginning of the year and reviewed and approved by the Compensation Committee.
Goal Setting Process: In 2025, numerous specific goals that were aligned with the Company’s broad strategic initiatives were established for each business unit. Discrete strategies and measurable metrics were enumerated to measure year-end achievement of these goals. Taking into account each business unit’s performance with respect to each goal and underlying strategies and metrics, management could propose a modification to the initial AOI-funded pool for each business unit. The Compensation Committee would then assess management’s recommended modification(s) relative to the level of achievement of each business unit against its respective strategic goals and make an independent determination as to the appropriate modifier(s) (if any).

2025 Strategic Goals & Achievement: The strategic business unit modifier component for NEO payouts (to the extent applied) was calculated based on the extent to which the applicable business unit goals, strategies and measurable metrics were achieved in the fiscal year.
The Compensation Committee determined not to modify the initial adjusted financial score based on specific business unit achievements for (i) the Legal business unit (applicable to Ms. Franco) and (ii) overall company performance (applicable to Messrs. Dolan and Granville-Smith). As a result, the adjusted payout level of the annual cash incentives for Ms. Franco and Messrs. Dolan and Granville-Smith remained at 123.33% of the target level for 2025 (the financial score applicable to corporate business units). Similarly, the Compensation Committee determined not to adjust the MSG Networks business unit results based on strategic business unit achievements, maintaining the calculated payout level at 117.44% of the target level for 2025 for MSG Networks (which would have been applicable to Ms. Greenberg).
Finance Business Unit Strategic Achievements (applicable to Messrs. Langer and Winters):
In 2025, the Finance business unit’s strategic modifier focused on numerous core strategies aimed at establishing structures and policies to drive value through:
•Providing timely and actionable insights into financial performance;
•Supporting the Company’s financing initiatives and international and domestic expansion efforts; and
•Identifying cost savings opportunities.
Finance business unit strategic goals were supported by multiple individual measurable metrics. Achievement of metrics for 2025 included, but were not limited to:
•The finance business unit assisted MSG Networks in completing a restructuring of its credit facilities, which included, among other items, MSG Networks’ $804 million term loan being replaced with a new $210 million term loan facility;
•In connection with the restructuring, MSG Networks also entered into amendments with certain professional sports teams that provided for, among other matters, reductions in the annual rights fees payable to such teams;
•The finance business unit institutionalized a structured forecasting and reporting cadence to strengthen financial rigor and accountability; and
•Identified and executed significant cost savings and advanced key refinancing initiatives.
In recognition of performance versus the pre-determined business unit strategic goals, the Compensation Committee, considering recommendations from management and in consultation with the independent compensation consultant, determined to modify the payout level of the annual cash incentives for the Finance business unit to 133.33% of the target level for 2025.
Sphere Business Units Strategic Achievements (applicable to Ms. Koester):
In 2025, the various Sphere business units’ strategic modifier focused on numerous core strategies aimed at establishing structures and policies to drive value, including but not limited to:
•Advancing the Company’s international and domestic Sphere expansion efforts;
•Focusing on daily revenue optimization and elevating the Sphere customer experience; and
•Continuing to develop and utilize Sphere technologies for multi-sensory storytelling to deliver unparalleled immersive experiences.
The strategic goals for Sphere business units were supported by multiple individual measurable metrics. Achievement of metrics for 2025 included, but were not limited to:

•The Sphere reportable segment generated revenues of $781.4 million, representing an improvement of 27% compared to the prior year;
•In August 2025, the Company debuted its third Sphere Experience, The Wizard of Oz at Sphere, which has been met with both critical and commercial success, selling more than 1.5 million tickets in total and generating nearly $200 million ticket sales as of December 1, 2025;
•The Company announced its next Sphere Experience is in production, From the Edge, which will take audiences inside the world of extreme sports;
•During the twelve months ended December 31, 2025, the venue hosted more than 990 events, including:
◦The Sphere Experience ran 880 performances across Postcard from Earth, V-U2 An Immersive Concert Film, and The Wizard of Oz at Sphere;
◦Sphere hosted 107 concerts across a diverse array of genres, including 28 shows from the Eagles, 26 shows from the Backstreet Boys, the venue’s first pop act, and 15 shows from Kenny Chesney, the venue’s first country act;
◦Sphere hosted multiple brand events, including Delta Air Lines’ keynote presentation during the January 2025 Consumer Electronics Show; and
◦Formula 1’s Las Vegas Grand Prix in November 2025.
•    Sphere’s Exosphere – the venue’s exterior and the world’s largest LED screen – welcomed numerous global brands;
•    The Company announced new multi-year advertising and sponsorship agreements with Google, Lenovo and Zoox;
•    The Company introduced its advanced audio system, Sphere Immersive Sound, at Radio City Music Hall in New York in November 2025, which is now in use for all events at the venue;
•    The Company finalized and entered into several agreements relating to the construction, development and operation of Sphere Abu Dhabi, and continued to advance the Company’s Sphere expansion efforts; and
•    The Company executed organizational realignment resulting in reduced attrition rates.
In recognition of performance versus the pre-determined business unit strategic goals, the Compensation Committee, considering recommendations from management and in consultation with the independent compensation consultant, determined to modify the payout level of the annual cash incentives for each of the Sphere business units, resulting modified payout of 130.00% of the target level for 2025 for Ms. Koester.
Long-Term Incentives
Long-term incentives represent a substantial portion of our executive officers’ annual total direct compensation. For 2025, standard long-term incentives for our NEOs other than Mr. Dolan were comprised of a mix of performance stock units (50%) and restricted stock units (50%).
The Compensation Committee believes this equity mix:
•Establishes strong alignment between executive officers and the interests of the Company’s stockholders;
•Provides meaningful incentive to drive actions that will improve the Company’s long-term stockholder value; and

•Supports the Company’s objectives of attracting and retaining the best executive officer talent.
The following table summarizes our 2025 standard long-term incentive awards to our NEOs other than Mr. Dolan:

Element	Weighting	Summary
Performance Stock Units	50%
✓Performance is measured based on three-year cumulative Sphere reportable segment AOI, which is considered an important measure of the Company’s performance
✓Stock-based award establishes direct alignment with our stock price performance and stockholder interests
✓Cliff-vest after three years to the extent that cumulative financial performance targets are achieved

Restricted Stock Units	50%	✓Stock-based award establishes direct alignment with our stock price performance and stockholder interests ✓Vest ratably over three years
Additional information regarding long-term incentive awards granted to NEOs during 2025 is set forth in the “Summary Compensation Table” and the “Grants of Plan-Based Awards” table under “Executive Compensation Tables” below.
Pursuant to Mr. Dolan’s employment agreement, effective July 1, 2024, in lieu of participating in the Company’s long-term incentive program and subject to his continued employment by the Company (or any of its subsidiaries) through the applicable vesting date (subject to certain limited exceptions), Mr. Dolan (i) was granted on July 1, 2024, non-qualified performance vesting options to purchase 1,800,000 shares of Class A Common Stock, and (ii) was granted on January 8, 2025, non-qualified performance vesting options to purchase 984,700 shares of Class A Common Stock. See “— Performance Vesting Options” below for further details.
Performance Stock Units
Performance stock units are intended to align executive officers’ interests with those of our stockholders, with a focus on long-term financial results.
Under our executive compensation program for 2025, performance stock units were granted to executive officers and certain other members of management pursuant to the Company’s 2020 Employee Stock Plan, as amended (the “Employee Stock Plan”).
2025 Grants
During 2025, the Compensation Committee approved the awards of performance stock units shown in the table below to the NEOs for the 2025-2027 period. The Compensation Committee approved the target award opportunities and number of shares for the 2025 annual long-term incentive awards, including both performance stock units and restricted stock units, in March 2025. Since the Company’s long-term goals were still being assessed, the performance conditions applicable to the performance stock units were approved at a later date. Consistent with Topic 718, the grant date for the performance stock units is the date on which the performance conditions were established, which for the 2025 performance stock units awards occurred on December 19, 2025. As a result, the grant date fair value of the performance stock units differs from the target value approved in March 2025 as a result of the Company’s higher stock price on the grant date December 19, 2025.

Name	Employment Agreement Value(1)	Performance Stock Units (at target)(1)	Grant Date Fair Value(2)
Current NEOs
James L. Dolan(3)	—	—	—
Robert Langer	$850,000	20,114	$1,875,429
Jennifer Koester	$2,187,500	51,763	$4,826,382
David Granville-Smith	$850,000	20,114	$1,875,429
Christopher Winters(4)	—	—	—
Former Executives
Andrea Greenberg(5)	$1,262,500	29,875	$2,785,545
Laura Franco(5)	$350,000	8,283	$772,307
Gregory Brunner(5)	$165,000	3,905	$364,102
_______________
(1)The Company determines the number of performance stock units to grant by dividing the target grant value by the 20-trading day average ending on the day before the date of approval by the Compensation Committee. The Compensation Committee approved the number of performance stock units to grant in March 2025.
(2)The grant date fair value listed above is calculated in accordance with Topic 718. Under Topic 718, the date of grant for performance stock units is the date the performance targets are set for such awards, which, for these awards was on December 19, 2025. The Company determines the number of performance stock units to grant by dividing the target grant value by the 20-trading day average ending on the day before the date of approval by the Compensation Committee.
(3)In lieu of participating in the standard annual long-term incentive program, in accordance with his employment agreement, Mr. Dolan, the Company’s Executive Chairman and Chief Executive Officer, was granted long-term incentive awards in the form of non-qualified performance vesting options to purchase shares of Class A Common Stock that vest based on the achievement of rigorous stock price hurdles. See “— Performance Vesting Options” below.
(4)Mr. Winters did not receive a performance stock unit award from the Company during 2025.
(5)With respect to Ms. Greenberg and Mr. Brunner, the awards reflected above were forfeited upon their departures from the Company. With respect to Ms. Franco, the awards reflected above will vest upon the Compensation Committee’s certification of satisfaction of the applicable performance criteria. See “Executive Compensation Tables — Termination and Severance” for a description of the benefits paid to Ms. Franco upon her separation from the Company.
Standard performance stock units are structured to be settled upon the later of March 15th following a three-year period and the date of certification of achievement against pre-determined three-year cumulative performance targets. Mid-year grants in respect of an out-of-cycle promotion, increase in compensation or new-hire typically settle on the same timeframe as standard performance stock units granted that fiscal year.
Target Setting
For 2025 performance stock units granted for the three-year 2025-2027 fiscal year period, the Compensation Committee selected cumulative Sphere reportable segment AOI as the financial metric. The Compensation Committee seeks to ensure performance targets are ambitious, requiring meaningful growth over the performance period, while threshold performance targets are expected to be achievable. Performance targets were set by the Compensation Committee during 2025, and relate to the Company’s key financial priorities based on the Company’s forecast / budget for each of those years (subject to certain pre-approved adjustments).
The Company’s financial targets are confidential and disclosure of those targets could provide information that could lead to competitive harm, and for this reason the performance stock unit financial performance targets are not disclosed. The Company intends to disclose the Sphere reportable segment AOI payout results as a percentage of target as well as the resulting payout for the 2025 performance stock units as a percentage of target measured based on the three-year cumulative performance.

Financial Metric	Threshold Performance	Maximum Performance
Three-year cumulative Sphere reportable segment AOI	75% of target goal	125% of target goal
The performance stock unit payout opportunity ranges from 0 to 110% of target, based on performance and subject to continued employment and employment agreement terms (as applicable). At the threshold performance level, the award would vest at 90% of the target performance stock units, and at or above the maximum performance level, the award would vest at 110% of the target performance stock units. If the Company exceeds threshold levels but does not achieve the targeted rates, the award provides for partial payments. No performance stock units would vest if the Company fails to achieve threshold levels of performance.
Converted Performance Stock Units Vested During 2025
As previously disclosed, the performance stock units granted in August 2022 (excluding certain performance stock units granted to certain employees of MSGE) and the mid-year grant of performance stock units in April 2023 to Ms. Koester (collectively, the “August 2022 Converted PSUs”), were determined to be earned at 100% of target and no longer subject to performance-based vesting requirements. The August 2022 Converted PSUs settled in shares on September 15, 2025 in accordance with their terms.
Restricted Stock Units
Restricted stock units serve to align executive officers’ interests with those of our stockholders and promote the retention of employees, including the NEOs.
The Compensation Committee approved the awards of restricted stock units shown in the table below to the NEOs for 2025 pursuant to the Employee Stock Plan.

Name	Employment Agreement Value(1)	Restricted Stock Units(2)	Grant Date Fair Value(2)
Current NEOs
James L. Dolan(3)	—	—	—
Robert Langer(4)	$850,000	20,114	$641,435
Jennifer Koester	$2,187,500	51,763	$1,650,722
David Granville-Smith	$850,000	20,114	$641,435
Christopher Winters(5)	—	—	—
Former Executives
Andrea Greenberg(6)	$1,262,500	29,875	$952,714
Laura Franco(6)	$350,000	8,283	$264,145
Gregory Brunner(6)	$165,000	3,905	$124,530
_______________
(1)The Company determines the number of restricted stock units to grant by dividing the target grant value by the 20-trading day average ending on the day before the date of approval by the Compensation Committee. The Compensation Committee approved the number of restricted stock units to grant in March 2025.
(2)The grant date fair value listed above is calculated in accordance with Topic 718. The Company determines the number of restricted stock units to grant by dividing the target grant value by the 20-trading day average ending on the day before the date of approval by the Compensation Committee.

(3)In lieu of participating in the standard annual long-term incentive program, in accordance with his employment agreement, Mr. Dolan, the Company’s Executive Chairman and Chief Executive Officer, was granted long-term incentive awards in the form of non-qualified performance vesting options to purchase shares of Class A Common Stock that vest based on the achievement of rigorous stock price hurdles. See “— Performance Vesting Options” below.
(4)This amount was granted in March 2025 to reflect the target long-term incentive opportunity under Mr. Langer’s employment agreement. Pursuant to the terms of his employment agreement, Mr. Langer was also provided a one-time special restricted stock unit award of 11,832 units ($377,322) in March 2025, which was intended to further align Mr. Langer with Company stockholders and which is not included in the table above.
(5)Mr. Winters did not receive a restricted stock unit award from the Company during 2025.
(6)With respect to Ms. Greenberg and Mr. Brunner, the awards reflected above were forfeited upon their departures from the Company. With respect to Ms. Franco, the awards reflected above vested upon her separation date. See “Executive Compensation Tables — Termination and Severance” for a description of the benefits paid to Ms. Franco upon her separation from the Company.
Standard restricted stock units vest ratably over three years on March 15th of each year following the year of grant, subject to continued employment and employment agreement terms (as applicable). Mid-year grants in respect of an out-of-cycle promotion, increase in compensation or new-hire typically vest on the same timeframe as restricted stock units granted that year.
Performance Vesting Options
In lieu of participating in the standard annual long-term incentive program described above, in accordance with his employment agreement, Mr. Dolan, the Company’s Executive Chairman and Chief Executive Officer, was granted long-term incentive awards in the form of non-qualified performance vesting options to purchase shares of Class A Common Stock that vest based on the achievement of rigorous stock price hurdles. The stock price hurdles outlined below represent significant appreciation from the exercise prices (i.e., the respective closing stock price on the date of grant). Specifically, Mr. Dolan was granted: (i) the First Performance Vesting Option Award on July 1, 2024, consisting of non-qualified performance vesting options to purchase 1,800,000 shares of our Class A Common Stock, with a grant date fair value of $17.48 million, and (ii) the Second Performance Vesting Option Award on January 8, 2025, consisting of non-qualified performance vesting options to purchase 984,700 shares of our Class A Common Stock, with a grant date fair value of $13.03 million. The performance vesting options (or the applicable portion thereof) will vest on the later of (1) June 30, 2027, with respect to the First Performance Vesting Option Award, or January 8, 2028, with respect to the Second Performance Vesting Option Award, and (2) the date on which any of the share price hurdles are achieved during the five-year performance period measured from the date of grant, in each case subject to Mr. Dolan’s continued employment with the Company (or any of its subsidiaries) through the applicable vesting date (subject to certain limited exceptions). The share price hurdles are as follows: $75 per share, $100 per share, $125 per share and $150 per share, with 25% of each option award subject to each respective performance price hurdle. Measurement of the achievement of the hurdles shall be based on a rolling thirty (30) consecutive trading day average of the closing price of the Class A Common Stock on the NYSE. The $75 share price hurdle was achieved by Mr. Dolan as of December 31, 2025. The exercise price of the performance vesting options granted to Mr. Dolan on July 1, 2024 is $34.62 per share and the exercise price of the performance vesting options granted to Mr. Dolan on January 8, 2025 is $41.37 per share. The closing market price of our Class A Common Stock on the NYSE as of July 1, 2024 and January 8, 2025 was $34.62 and $41.37, respectively.
Compensation Committee Policies Related to Certain Compensation Matters
The Compensation Committee’s charter sets forth certain provisions relating to the consideration and granting of annual equity-based awards and other compensation.
The Compensation Committee is required to establish a schedule for the consideration and granting of annual equity-based and other compensation, and the meeting to approve any annual equity-based awards and incentive compensation awards shall promptly follow the announcement of the Company’s year-end earnings (except as the Compensation Committee may otherwise agree). The Compensation Committee also has the authority in its discretion to approve equity-based awards at other times during the year for other reasons, including to provide compensation to new employees. Generally, the Compensation Committee does not take material non-public information into account when determining the timing of the grant of equity awards, including options. However, the Company’s employment agreement with Mr. Dolan provided the Compensation Committee the discretion to delay the grant of the 2025 non-qualified performance vesting option grant while there was material non-public information. When the Compensation Committee has had the discretion to delay the grant of an equity award because of material non-public information, the Compensation Committee has considered (i) the nature of material non-public information, (ii) the length of time until the material non-public information will be disclosed, and (iii) the lack of certainty surrounding the material non-public information and the potential impact the material non-public information could have on the Company’s stock price. The timing of the release of material non-public information is not based on affecting the value of executive compensation.
In addition, the Compensation Committee’s charter sets forth certain procedural matters relating to the granting of stock options.
Insider Trading Policy
We have an insider trading policy that governs the purchase, sale and other disposition of our securities by the Company itself and our employees, directors and consultants. We believe our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and the exchange listing standards applicable to us. Among other things, our insider trading policy prohibits us, our employees, directors and consultants from trading in our securities while in possession of material non-public information. The foregoing summary of our insider trading policy does not purport to be complete and is qualified by reference to the full text of our insider trading policy, a copy of which can be found as an exhibit to our Annual Report on Form 10-K.
Hedging Policy
The Company’s Insider Trading Policy prohibits all directors, consultants and employees (including NEOs), and all members of their immediate families or any individual who is materially dependent upon them for financial support who reside in the same household, from directly or indirectly engaging in short sales, short sales against the box or other “hedging” transactions unless otherwise permitted by the Company.
Clawback Policy
The Company’s Clawback Policy, which was established in accordance with the listing requirement of the NYSE, provides for the recovery or “clawback” of certain erroneously awarded incentive-based compensation in the event that the Company is required to prepare an accounting restatement. The policy applies to incentive-based compensation received by current and former executive officers of the Company during the three fiscal years preceding an accounting restatement and after the effective date of the NYSE’s listing requirement, October 2, 2023.
Vesting and Holding Requirements
Under our executive compensation program for 2025, restricted stock units granted to each recipient will vest ratably over three years and performance stock units granted to each recipient will cliff-vest after three years to the extent that pre-determined three-year cumulative financial performance targets are achieved, in each case, so long as the recipient is continuously employed by the Company, MSGE, MSGS, or any of their respective subsidiaries, until the applicable vesting date (and subject to any applicable terms of the award agreements and their employment agreement, which may supersede any continued employment obligations). As noted above, the performance vesting options granted pursuant to Mr. Dolan’s employment agreement are also subject to cliff-vesting after three years to the extent stock price targets are achieved, subject to Mr. Dolan’s continued employment with the Company (or any of its subsidiaries) through the applicable vesting date (subject to certain limited exceptions). With respect to our non-employee directors, and as discussed above under “— Director Compensation,” compensation includes annual awards of restricted stock units. Pursuant to the award agreements, directors’ restricted stock units are settled in shares of Class A Common Stock (or, in the Compensation Committee’s discretion, cash) on the first business day following 90 days after the director incurs a separation from service (other than in the event of a director’s death, where the restricted stock units are settled immediately). One effect of the three-year cliff vesting and three-year ratable vesting, as the case may be (with respect to our NEOs and eligible employees), and the holding requirements (with respect to our non-employee directors), is to require each of our non-employee directors, NEOs and eligible employees to maintain significant holdings of Company securities at all times.

BENEFITS
Benefits offered by the Company to its executive officers generally provide for retirement income and serve as a safety net against hardships that can arise from illness, disability or death. The executive officers are generally eligible to participate in the same health and welfare benefit plans made available to the other benefits-eligible employees of the Company, including, for example, medical, dental, vision, life insurance and disability coverage. Notwithstanding the foregoing, following the MSGE Distribution, Mr. Dolan ceased participating in certain Company benefit plans, including the Company’s medical, dental and vision plans, as he began receiving such benefits from MSGE.
Defined Benefit Plans
Prior to the MSGE Distribution, the Company sponsored a cash balance pension plan (the “Cash Balance Pension Plan”), a tax-qualified defined benefit plan for participating employees, including certain executive officers. The Cash Balance Pension Plan is currently sponsored by MSGE. All benefits under the Cash Balance Pension Plan are provided by MSGE.
The Company sponsors the MSGN Holdings, L.P. Excess Cash Balance Plan (the “MSGN Excess Cash Balance Plan”), a nonqualified deferred compensation plan under which the Company provides additional benefits to certain employees, including Ms. Greenberg until her separation from the Company, who are restricted by the applicable Internal Revenue Service (“IRS”) annual compensation limitation under the Cash Balance Pension Plan. Each of the Cash Balance Pension Plan and MSGN Excess Cash Balance Plan were frozen to new participants and future benefit accruals effective as of December 31, 2015 (for the Cash Balance Pension Plan and the MSGN Excess Cash Balance Plan, accrued benefits continue to earn interest credits).
More information regarding the Cash Balance Pension Plan and the MSGN Excess Cash Balance Plan is provided in the Pension Benefits table under “Executive Compensation Tables” below.
Defined Contribution Plans
Prior to the MSGE Distribution, the Company sponsored the Madison Square Garden 401(k) Savings Plan (the “Savings Plan”), a tax-qualified retirement savings plan, for participating employees, including executive officers. Following the MSGE Distribution, sponsorship of the Savings Plan was transferred to MSGE and the Company (including MSGN), MSGS and their respective subsidiaries contribute as participating employers. Under the Savings Plan, participants may contribute into their plan accounts a percentage of their eligible pay on a pre-tax or Roth 401k after-tax basis as well as a percentage of their eligible pay on an after-tax basis. The Savings Plan provides (a) fully-vested matching contributions equal to 100% of the first 4% of eligible pay contributed on a pre-tax or Roth 401k after-tax basis by participating employees and (b) a discretionary non-elective contribution by the applicable employer. In the event of a change in employment among the Company, MSGE, MSGS or any of their respective subsidiaries, the cost of the matching contribution or any discretionary contribution made to such individual during the applicable calendar year is equitably shared among the applicable companies to reflect the portion of the year such individual was employed by such company.
In addition, the Company offers the MSGN Holdings, L.P. Excess Savings Plan and the Sphere Entertainment Excess Savings Plan (together, the “Excess Savings Plans”), nonqualified deferred compensation plans, to certain employees, including executive officers, whose contributions to the Savings Plan are restricted by the applicable IRS annual compensation limitation and/or the income deferral limitation. Prior to the MSGE Distribution, the Company offered the MSG Entertainment Group, LLC Excess Savings Plan to employees but sponsorship of this plan was transferred to MSGE following the MSGE Distribution. More information regarding the Excess Savings Plans is provided in the Nonqualified Deferred Compensation table under “Executive Compensation Tables” below.
Matching contributions and discretionary contributions made by the Company in 2025 in respect of the NEOs under the Savings Plan and the Excess Savings Plans are set forth in the Summary Compensation Table under “Executive Compensation Tables” below.
Executive Deferred Compensation Plan
The Company sponsors the Sphere Entertainment Co. Executive Deferred Compensation Plan (the “EDCP”), in which certain employees, including executive officers, may elect to participate. Pursuant to the EDCP, participants may make elective base salary or bonus deferral contributions. Participants may make individual investment elections that will determine the rate of return on their deferral amounts under the EDCP. The EDCP does not provide any above-market returns or preferential earnings to participants, and the participants’ deferrals and their earnings are always 100% vested. The EDCP does not provide for any Company contributions. Participants may elect at the time they make their deferral elections to receive their distribution either as a lump sum payment or in substantially equal annual installments over a period of up to five years.
Executive Wellness Program
The Company sponsors an executive wellness program (the “Wellness Program”), pursuant to which certain employees, including certain of our NEOs, may elect to participate and receive certain health and wellness benefits. The cost of participating in the Wellness Program is considered a perquisite for any executive officers who elect to participate.
MSG Cares Charitable Matching Gift Program
Since the 2020 fiscal year, our employees, including our NEOs, have also been eligible to participate in the MSG Cares Charitable Matching Gifts Program. Under this program, the Company matches charitable contributions made by our employees, including the NEOs, to eligible 501(c)(3) organizations of the employee’s choice in an aggregate amount of up to $1,000 per employee or $5,000 per employee for members of management (including certain of our NEOs) for each fiscal year.

PERQUISITES
The Company provides certain perquisites to executive officers as described below. Additional information concerning perquisites received by each of the NEOs is set forth in the Summary Compensation Table under “Executive Compensation Tables” below. The perquisites described below are provided pursuant to arrangements between the Company and MSGE.
Car and Driver
Mr. Dolan and Ms. Koester have regular access to cars and drivers, which they are permitted to use for personal use in addition to business purposes. In the case of Mr. Dolan, such costs are shared equally by the Company, MSGE and MSGS. In addition, certain other executive officers and members of management have had access to cars and drivers on a limited basis for personal use. To the extent employees used a car and driver for personal use without reimbursement to the Company, those employees were imputed compensation for tax purposes.
Aircraft Arrangements
During 2025, the Company had access to certain aircraft through timesharing/dry leasing arrangements with a subsidiary of MSGE (such subsidiary having access to leased aircraft, including through arrangements with various Dolan family entities during part of the year) and with a subsidiary of MSGS (such subsidiary having access to leased aircraft). Mr. Dolan is permitted to use such aircraft for personal use and is not required to reimburse the Company for such use. Additionally, Mr. Dolan has access to helicopter travel, including for personal travel. Helicopter use has primarily been for commutation and he is not required to reimburse the Company for such use. Such costs are generally shared equally by the Company, MSGE and MSGS. See

“Transactions with Related Parties — Aircraft Arrangements.” Ms. Koester is also permitted to use aircraft, including helicopters, for personal use for up to 25 hours annually and is not required to reimburse the Company for such use.
The Company reimburses MSGE and MSGS for the incremental variable costs associated with the personal use of aircraft (except as noted above). To the extent any executive officer or other employee used any of the aircraft, including helicopters, for personal travel without reimbursement to the Company, they were imputed compensation for tax purposes based on the Standard Industry Fare Level rates that are published biannually by the IRS. For compensation reporting purposes, we valued the incremental cost of the personal use of the aircraft based on the variable costs incurred by the Company net of any reimbursements received from executive officers. The incremental cost of the use of the aircraft does not include any costs that would have been incurred by the Company whether or not the personal trip was taken.
Executive Security
Mr. Dolan participates in MSGE’s executive security program, including services related to cybersecurity and connectivity. Such costs are shared equally by the Company, MSGE and MSGS. See “Transactions with Related Parties — Relationship Between Us, MSGE, MSGS and AMC Global Media.” Because certain of these costs can be viewed as conveying personal benefits to Mr. Dolan, they are reported as perquisites.
Other
From time to time certain employees, including the NEOs (and their guests), have access at no cost to tickets to Company events, and may also purchase tickets at face value. Attendance at such events is integrally and directly related to the performance of their duties, and, as such, we do not deem the receipt of such tickets to be perquisites. In addition, certain employees, including NEOs (and their guests), may have access at no cost to tickets to events at venues operated by MSGE, which are deemed to be perquisites, and may also purchase tickets to such events at face value. Tickets provided to employees, including the NEOs, are not available for resale.

POST-TERMINATION COMPENSATION
We believe that post-termination benefits are integral to the Company’s ability to attract and retain qualified executive officers.
Under certain circumstances, payments or other benefits may be provided to employees upon the termination of their employment with the Company. These may include payments or other benefits upon a termination by the Company without cause, termination by the employee for good reason, other voluntary termination by the employee, retirement, death, disability or termination following a change in control of the Company or following a going private transaction.
With respect to the NEOs, the amounts and terms of such payments and other benefits (including the definition of “cause” and “good reason”) are generally governed by each NEO’s employment agreement and any applicable award agreements. Post-termination compensation is discussed in greater detail in “Executive Compensation Tables — Employment Agreements” and “— Termination and Severance” below.
AWARDS ISSUED IN CONNECTION WITH THE MSGE DISTRIBUTION

Stock Options
In connection with the MSGE Distribution, for every Company stock option held on April 14, 2023 (the “Distribution Record Date”), one stock option of MSGE was issued with the same vesting period pursuant to MSGE’s Employee Stock Plan. The one-for-one distribution ratio is consistent with the treatment of Company stockholders’ Class A or Class B Common Stock held on the Distribution Record Date. The existing exercise price was allocated between the existing Company stock options and the new MSGE stock options based upon the volume-weighted average prices of our Class A Common Stock and MSGE’s Class A common stock over the ten trading days immediately following the MSGE Distribution as reported by Bloomberg Business, and the underlying share count took into account the one-for-one distribution ratio. The terms of each employee’s applicable MSGE option award agreement are substantially similar to the terms of the Company’s award agreement, which governs our options. On the Distribution Record Date, our only NEO that held Company stock options was Mr. Dolan.
Restricted Stock Units and Performance Stock Units
In connection with the MSGE Distribution, each holder of a Company restricted stock unit received one MSGE restricted stock unit in respect of every one Company restricted stock unit held on the Distribution Record Date and continued to be entitled to a share of Company Class A Common Stock (or cash or other property) for each Company restricted stock unit in accordance with the Company award agreement. Additionally, each holder of a Company performance stock unit received one MSGE performance stock unit in respect of every one Company performance stock unit held on the Distribution Record Date and continued to be entitled to a share of Company Class A Common Stock (or cash or other property) for each Company performance stock unit in accordance with the Company award agreement. The one-for-one distribution ratio is consistent with the treatment of Company stockholders’ Class A or Class B Common Stock held on the Distribution Record Date.
As previously disclosed, during the 2024 fiscal year, the Compensation Committee deemed the Company’s outstanding performance stock units earned at 100% of target and no longer subject to performance-based vesting requirements (excluding certain performance stock units granted to certain employees of MSGE, as discussed in the subsequent paragraph). The MSGE performance stock units with a performance period ending in 2025 were amended by the MSGE compensation committee to reflect performance conditions specific to MSGE following the MSGE Distribution (excluding certain performance stock units granted to certain employees, as discussed in the subsequent paragraph).
For individuals employed solely by the Company as of the MSGE Distribution, their Company and MSGE performance stock units with a performance period ending in 2025 were deemed earned at target. For individuals employed solely by MSGE as of the MSGE Distribution, the payout multiplier for their Company and MSGE performance stock units with a performance period ending in 2025 was determined based on the performance of MSGE. For individuals employed by both companies as of the MSGE Distribution, their Company performance stock units with a performance period ending in 2025 were earned at target and the payout multiplier for their MSGE performance stock units with a performance period ending in 2025 was determined based on the performance of MSGE. For more information on the payout of MSGE’s 2023 fiscal year performance stock units payout level, see MSGE’s Definitive Proxy Statements.
Other Terms
With respect to outstanding equity awards, the Company, MSGE and MSGS are not regarded as competitive entities of each other for purposes of any non-compete provisions contained in the applicable award agreements.
With respect to all outstanding Company awards (and MSGE awards issued in connection with such awards), other than the FY24 premium priced performance options and Mr. Dolan’s performance vesting options granted pursuant to his employment agreement, holders of such awards will continue to vest so long as they remain employed by the Company, MSGE, MSGS or any of their respective subsidiaries, provided that an employee who moves between the Company (or one of its subsidiaries), MSGE (or one of its subsidiaries) or MSGS (or one of its subsidiaries) at a time when the applicable entities are no longer affiliates will not continue to vest in such awards and such change will constitute a termination of employment for purposes of the award agreement. In the case of Mr. Dolan, his FY24 premium priced performance options and the performance vesting options granted to him in connection with his employment agreement vest based on his continued employment with the Company (or any of its subsidiaries). In the case of Ms. Koester, her FY24 premium priced performance options vest based on her continued employment with the Company (or any of its subsidiaries).

REPORT OF COMPENSATION COMMITTEE
The Compensation Committee has reviewed and discussed the Compensation Discussion & Analysis set forth above with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion & Analysis be included in this proxy statement for filing with the SEC.
Members of the Compensation Committee
Joseph J. Lhota
John L. Sykes (Chair)
Vincent Tese

EXECUTIVE COMPENSATION TABLES
The tables below reflect the compensation of the Company’s NEOs. See “Compensation Discussion & Analysis” for an explanation of our compensation philosophy and program.
CERTAIN COMPENSATION DISCLOSURE CONSIDERATIONS

Our Executive Chairman and Chief Executive Officer is a shared employee of the Company, MSGE and MSGS, our Executive Vice President is a shared employee of the Company, MSGS and AMC Global Media and our Former Executive Vice President and General Counsel was a shared employee of the Company and MSGE. The information set forth below only reflects the compensation for the shared NEOs paid by the Company for services rendered to the Company. For more information regarding the compensation of Mr. Dolan by MSGE and MSGS, the compensation of Mr. Granville-Smith by MSGS and the compensation of Ms. Franco by MSGE, see MSGE’s and MSGS’ 2025 Definitive Proxy Statements.
Commencing on January 13, 2025, Mr. Robert Langer was appointed Executive Vice President, Chief Financial Officer and Treasurer and became an executive officer of the Company. Ms. Andrea Greenberg served as the President and Chief Executive Officer of MSG Networks from September 30, 2015 until September 2, 2025. Ms. Laura Franco served as the Company’s Executive Vice President and General Counsel from February 20, 2024 until October 31, 2025. Mr. Gregory Brunner served as the Company’s Senior Vice President, Controller and Principal Accounting Officer from June 5, 2023 until October 17, 2025, the effective date of his resignation. Mr. Brunner had also assumed the responsibilities of principal financial officer on an interim basis from December 9, 2024 until January 13, 2025, when Mr. Langer was appointed, and as a result, Mr. Brunner is an NEO for 2025. Mr. Langer also served as the Company’s principal accounting officer on an interim basis from October 17, 2025 until November 24, 2025. Effective November 24, 2025, Mr. Christopher Winters was appointed Senior Vice President, Controller and Principal Accounting Officer of the Company.
2025 SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid to or earned by each of our NEOs for the year ended December 31, 2025, the Fiscal Transition Period 2024 (referred to in the tables below as “TP 2024”) and the fiscal years ended June 30, 2024 and 2023, respectively.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)
Current NEOs
James L. Dolan	2025	230,000	188,324	—	13,027,275	378,994	—	459,682	14,284,275
Executive Chairman and Chief Executive Officer	TP 2024	115,000	229,034	—	17,477,448	—	—	176,234	17,997,716
	2024	1,000,000	751,600	6,923,923	17,160,987	1,248,400	—	356,283	27,441,193
	2023	1,823,077	—	10,973,100	—	3,064,000	—	450,028	16,310,205
Robert Langer(8)	2025	967,123	659,400	2,894,187	—	923,900	—	15,526	5,460,136
Executive Vice President, Chief Financial Officer and Treasurer
Jennifer Koester	2025	1,450,000	1,112,948	6,477,104	—	1,714,553	—	488,823	11,243,428
President and Chief Operating Officer of Sphere	TP 2024	725,000	1,087,500	2,433,169	—	—	—	204,220	4,449,889
	2024	488,462	823,400	3,188,311	7,880,231	482,850	—	149,579	13,012,833
David Granville-Smith	2025	800,000	327,520	2,516,865	—	659,120	—	44,000	4,347,505
Executive Vice President	TP 2024	400,000	398,320	945,491	—	—	—	—	1,743,811
	2024	800,000	300,640	2,308,032	—	499,360	—	22,323	3,930,355
	2023	21,538	925,000	3,903,864	—	—	—	—	4,850,402
Christopher Winters(9)	2025	41,644	32,752	—	—	73,912	—	656	148,964
Senior Vice President, Controller and Principal Accounting Officer
Former Executives
Andrea Greenberg(10)	2025	906,164	—	3,738,259	—	—	20,792	2,100,606	6,765,821
Former President and Chief Executive Officer, MSG Networks	TP 2024	675,000	991,238	1,404,309	—	—	10,904	995	3,082,446
	2024	1,350,000	—	2,913,850	—	2,190,645	19,302	76,839	6,550,636
	2023	1,350,000	—	2,308,962	—	2,691,225	12,800	80,615	6,443,602
Laura Franco(11)	2025	458,082	187,633	1,036,452	—	377,630	—	2,223,858	4,283,655
Former Executive Vice President and General Counsel
Gregory Brunner(12)	2025	377,397	—	488,633	—	—	—	25,685	891,715
Former Senior Vice President, Controller and Principal Accounting Officer and Former Interim PFO	TP 2024	225,000	89,622	183,606	—	—	—	1,051	499,279
	2024	450,000	67,644	380,825	—	112,356	—	18,366	1,029,191
	2023	25,962	150,000	—	—	—	—	92	176,054

_______________
(1)For 2025, salaries earned by the NEOs accounted for approximately the following percentages of their total Company compensation: Mr. Dolan – 1.6%; Mr. Langer – 17.7%; Ms. Koester – 12.9%; Mr. Granville-Smith – 18.4%; Mr. Winters – 28.0%; Ms. Greenberg – 13.4%; Ms. Franco – 10.7%; and Mr. Brunner – 42.3%.
(2)For 2025, this column reflects the value of the discretionary adjustments made by the Compensation Committee to the annual incentive award earned by the applicable NEOs with respect to performance during 2025. The annual incentive awards, as adjusted, were paid in March 2026 to our NEOs other than Ms. Greenberg and Mr. Brunner. In connection with her separation from the Company, Ms. Greenberg received the payment of an amount equal to her 2025 target bonus in lieu of any amount payable under the Company’s MPIP with respect to 2025 (reflected in the All Other Compensation column) and Mr. Brunner did not receive an MPIP payment for 2025 as a result of his resignation from the Company. With respect to Mr. Langer, this column reflects a one-time special cash bonus paid outside of the MPIP in connection with the commencement of his employment with the Company.
For the 2024 Transition Period, this column reflects the value of the 2024 Transition Period incentive awards earned by each of the NEOs with respect to performance during the 2024 Transition Period. The 2024 Transition Period incentive awards were paid in March 2025.
For 2024, this column reflects the value of the discretionary adjustments made by the Compensation Committee to the annual incentive award earned by each of the NEOs (except for Ms. Greenberg) with respect to performance during the fiscal year ended June 30, 2024 in recognition of the Sphere segment’s achievements during the 2024 fiscal year. The annual incentive awards, as adjusted, were paid in September 2024. With respect to Ms. Koester, this column also reflects a one-time special bonus paid outside of the management performance incentive plan to Ms. Koester in connection with forfeited compensation from her previous employer in connection with the commencement of her employment with the Company.
For 2023, this column reflects a one-time special bonus paid to Mr. Granville-Smith in connection with forfeited compensation from his previous employer, and to Mr. Brunner in connection with the commencement of his employment with the Company.
(3)This column reflects the aggregate grant date fair value of Company restricted stock units and performance stock units granted to the NEOs, without any reduction for risk of forfeiture, as calculated in accordance with Topic 718 on the date of grant. Under Topic 718, the date of grant for performance stock units is the date the performance targets are set for such awards. The assumptions used by the Company in calculating these amounts are set forth in Note 16 to our financial statements included in our Annual Report on Form 10-K. The grant date fair value of the performance stock units is shown at target performance. The number of restricted stock units and performance stock units granted to the NEOs was determined based on the 20-trading day average closing market price on the day prior to the date such awards were approved by the Compensation Committee.
For the 2025 figures, this column reflects the value of restricted stock units approved and granted in March 2025 and performance stock units approved in March 2025 and granted for purposes of Topic 718 in December 2025, as applicable. At the highest level of performance, the value of the performance stock units on the applicable grant date would be: $2,062,935 for Mr. Langer; $5,308,992 for Ms. Koester; $2,062,935 for Mr. Granville-Smith; $3,064,146 for Ms. Greenberg (which, excluding amounts that had already vested in connection with FICA tax withholding obligations, were forfeited in connection with her departure from the Company); $849,510 for Ms. Franco; and $400,559 for Mr. Brunner (which were forfeited in connection with his departure from the Company). With respect to Mr. Langer, such amounts also reflect a one-time equity award of restricted stock units granted in March 2025, which was intended to further align Mr. Langer with Company stockholders. Mr. Winters did not receive a restricted stock unit or performance stock unit award from the Company during 2025.
For the 2024 Transition Period figures, this column reflects the value of restricted stock units granted in August 2024.
For the 2024 figures, this column reflects the value of restricted stock units approved and granted in September 2023 and April 2024, performance stock units approved in September 2023 and granted for purposes of Topic 718 in March 2024 (when the Compensation Committee determined to deem all then-outstanding performance stock units earned at 100% of target) and performance stock units approved and granted in April 2024 (deemed to be earned at 100% of target (excluding certain Company performance stock units granted to certain employees of MSGE)). With respect to Ms. Koester, such amounts reflect (i) an award of restricted stock units and performance stock units granted in April 2024 to reflect the long-term incentive opportunity (on a pro-rata basis) under her employment agreement and (ii) a one-time equity award of restricted stock units granted in April 2024 in accordance with the terms of her employment agreement and which was intended to compensate her for forfeited compensation from her previous employer.
For the 2023 figures, this column reflects the value of restricted stock units and performance stock units granted in August 2022, May 2023 and June 2023, as applicable. The number of units and the grant date fair value of the awards from August 2022 are based on the stock price of the pre-MSGE Distribution Company. The number of units and the grant date fair value of the awards from May 2023 and June 2023 are based on the stock price of the post-MSGE Distribution Company. With respect to Mr. Granville-Smith, such amounts reflect a one-time equity award of restricted stock units granted in June 2023 in accordance with the terms of his employment agreement and which was intended to compensate him for forfeited compensation from his previous employer.
(4)For the 2025 figures, with respect to Mr. Dolan, this column reflects the Second Performance Vesting Option Award. For the 2024 Fiscal Transition Period figures, with respect to Mr. Dolan, this column reflects the First Performance Vesting Option Award. For the 2024 figures, with respect to Mr. Dolan and Ms. Koester, this column reflects the FY24 premium priced performance options consisting of off-cycle performance stock options granted in fiscal year 2024 with premium priced exercise prices and three-year service-based cliff vesting. See the Company’s 2024 Definitive Proxy Statement for further information on the FY24 premium priced performance options and the Compensation Committee’s considerations at the time of grant. The assumptions used by the Company in calculating these amounts are set forth in Note 16 to our financial statements included in our Annual Report on Form 10-K.
(5)For the 2025 figures, this column reflects the annual incentive award earned by the applicable NEOs under the Company’s program with respect to performance during 2025 and paid in March 2026. With respect to Mr. Winters, the 2025 figure reflects the annual incentive award covering the 6-month period of July 1, 2025 through December 31, 2025, in accordance with the terms of his employment agreement. With respect to Ms. Franco, the 2025 figure reflects the pro-rated annual incentive award earned for the period from January 1, 2025 through October 31, 2025. In connection with her separation from the Company, Ms. Greenberg received the payment of an amount equal to her 2025 target bonus in lieu of any amount payable under the Company’s MPIP with respect to 2025 (reflected in the All Other Compensation column) and Mr. Brunner did not receive an MPIP payment for 2025 as a result of his resignation from the Company. See “— Termination and Severance” for a description of the benefits paid to Mses. Greenberg and Franco upon their departure from the Company. For the 2024 figures, this column reflects the calculated annual incentive award earned by each of the NEOs under the Company’s program with respect to performance during the fiscal year ended June 30, 2024 and paid in September 2024. For the 2023 figures, this column reflects the annual incentive award earned by each NEO under the Company’s program with respect to performance during the fiscal year ended June 30, 2023 and paid in September 2023.
(6)For each period, this column represents the sum of the increase during such period in the present value of each individual’s accumulated Cash Balance Pension Plan account, accumulated MSGN Excess Retirement Plan account and accumulated MSGN Excess Cash Balance Plan account over the amount reported for the prior period. There were no above-market earnings on nonqualified deferred compensation. For more information regarding the NEOs’ pension benefits, please see the Pension Benefits table below.

(7)The table below shows the components of this column for the 2025 figures:

Name	Year	401(k) Plan Match(a)	401(k) Plan Discretionary Contribution(a)	Excess Savings Plan Match(a)	Excess Savings Plan Discretionary Contribution(a)	Life Insurance Premiums(b)	Perquisites(c)	Separation-Related Benefits(d)	Total
Current NEOs
James L. Dolan	2025	$—	$—	$25,192	$9,447	$—	$425,043	$—	$459,682
Robert Langer	2025	$14,000	$—	$—	$—	$1,526	$—	$—	$15,526
Jennifer Koester	2025	$14,000	$5,175	$34,738	$13,027	$1,776	$420,107	$—	$488,823
David Granville-Smith	2025	$—	$—	$32,000	$12,000	$—	$—	$—	$44,000
Christopher Winters	2025	$615	$—	$—	$—	$40	$—	$—	$656
Former Executives
Andrea Greenberg	2025	$14,000	$5,175	$40,200	$15,075	$1,156	$—	$2,025,000	$2,100,606
Laura Franco	2025	$—	$—	$16,909	$6,949	$—	$—	$2,200,000	$2,223,858
Gregory Brunner	2025	$14,069	$5,175	$4,200	$1,575	$666	$—	$—	$25,685
______________
(a)These columns represent, for each individual, the Company’s and MSGN’s share of the cost of a matching or discretionary contribution by the Company or MSGN, as applicable, on behalf of such individual under the Savings Plan or Excess Savings Plans, as applicable.
(b)This column represents amounts paid for each individual to participate in the Company’s group life insurance program. Mr. Dolan receives these benefits from MSGE following the MSGE Distribution. Mr. Granville-Smith receives these benefits from MSGS. Ms. Franco received these benefits from MSGE.
(c)This column represents the following aggregate estimated perquisites, as described in the table below, excluding amounts reimbursed by MSGE and/or MSGS. The perquisites were provided pursuant to arrangements between the Company, MSGE and MSGS. For more information regarding the calculation of these perquisites, please see “Compensation Discussion & Analysis — Perquisites.”

Name	Year	Car and Driver(I)	Aircraft(II)	Executive Security(III)	Other(IV)	Total
Current NEOs
James L. Dolan	2025	$65,996	$314,464	$44,583	*	425,043
Robert Langer	2025	*	*	*	*	**
Jennifer Koester	2025	$239,837	$170,270	*	*	420,107
David Granville-Smith	2025	*	*	*	*	**
Christopher Winters	2025	*	*	*	*	**
Former Executives
Andrea Greenberg	2025	*	*	*	*	**
Laura Franco	2025	*	*	*	*	**
Gregory Brunner	2025	*	*	*	*	**
______________
*Does not exceed the greater of $25,000 or 10% of the total amount of the perquisites of the NEO.
**The aggregate value of the perquisites in 2025 for the individual is less than $10,000.
(I)Amounts in this column for Mr. Dolan and Ms. Koester represent the Company’s share of the cost for personal use by such executive of MSGE vehicles, which includes commutation.
(II)As discussed under “Compensation Discussion & Analysis — Perquisites — Aircraft Arrangements,” the amounts in this column reflect the Company’s share of the incremental cost for personal use of aircraft (see “Transactions with Related Parties — Aircraft Arrangements”), as well as personal helicopter use primarily for commutation. Incremental cost is determined as the actual additional cost incurred by the Company under the applicable arrangement.

(III)The amounts in this column represent the Company’s share of the cost for Mr. Dolan’s participation in MSGE’s executive security program (including cybersecurity and connectivity).
(IV)The amounts in this column represent the Company’s share of the cost for Ms. Koester’s participation in the Company’s Executive Wellness Program.
(d)    Effective as of September 2, 2025, Ms. Greenberg separated from the Company. The amounts in this column for Ms. Greenberg reflect separation-related benefits paid in accordance with a separation agreement with the Company and MSGN. Effective as of October 31, 2025, Ms. Franco separated from the Company. The amounts in this column for Ms. Franco reflect separation-related benefits paid in accordance with her employment agreement with the Company. See “—Termination and Severance — Quantification of Termination and Severance — Benefits Payable to Former Executives as a Result of Separation” for a description of the benefits paid upon Mses. Greenberg and Franco’s separations from the Company.
(8)Commencing on January 13, 2025, Mr. Langer was appointed Executive Vice President, Chief Financial Officer and Treasurer of the Company.
(9)Effective November 24, 2025, Mr. Christopher Winters was appointed Senior Vice President, Controller and Principal Accounting Officer of the Company.
(10)Ms. Greenberg served as President and Chief Executive Officer of MSG Networks from September 30, 2015 until September 2, 2025 and was an executive officer of the Company effective as of the closing of the Networks Merger on July 9, 2021 until her separation from the Company.
(11)Ms. Franco served as Executive Vice President and General Counsel of the Company from February 20, 2024 until October 31, 2025.
(12)Mr. Brunner served as Senior Vice President, Controller and Principal Accounting Officer of the Company from June 5, 2023 until October 17, 2025. Mr. Brunner also assumed the responsibilities of principal financial officer on an interim basis from November 3, 2023 until December 8, 2023 and from December 9, 2024 until January 13, 2025.

2025 GRANTS OF PLAN-BASED AWARDS
The table below presents information regarding Company equity awards granted under the Company’s plans that were granted during 2025 to each NEO, including equity incentive plan awards of restricted stock units, performance restricted stock units and stock options.

					Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Stock Awards: Number of Shares of Stock or Units (#)(2)	Exercise or Base Price of Option Awards ($/Sh.)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Year	Grant Date(1)		Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Current NEOs
James L. Dolan	2025	1/8/2025	(4)	6/30/2024				246,175	984,700	984,700		41.37	13,027,275
	2025		(5)			460,000	920,000
Robert Langer	2025	3/12/2025	(6)	3/12/2025							11,832		377,322
	2025	3/12/2025	(7)	3/12/2025							20,114		641,435
	2025	12/19/2025	(8)	3/12/2025				18,103	20,114	22,125			1,875,429
	2025		(5)			1,000,000	2,000,000
Jennifer Koester	2025	3/12/2025	(7)	3/12/2025							51,763		1,650,722
	2025	12/19/2025	(8)	3/12/2025				46,587	51,763	56,939			4,826,382
	2025		(5)			2,175,000	4,350,000
David Granville-Smith	2025	3/12/2025	(7)	3/12/2025							20,114		641,435
	2025	12/19/2025	(8)	3/12/2025				18,103	20,114	22,125			1,875,429
	2025		(5)			800,000	1,600,000
Christopher Winters	2025		(5)			80,000	160,000
Former Executives
Andrea Greenberg	2025	3/12/2025	(7)	3/12/2025							29,875		952,714
	2025	12/19/2025	(8)	3/12/2025				26,888	29,875	32,863			2,785,545
	2025		(5)			2,025,000	4,050,000
Laura Franco	2025	3/12/2025	(7)	3/12/2025							8,283		264,145
	2025	12/19/2025	(8)	3/12/2025				7,455	8,283	9,111			772,307
	2025		(5)			550,000	1,100,000
Gregory Brunner	2025	3/12/2025	(7)	3/12/2025							3,905		124,530
	2025	12/19/2025	(8)	3/12/2025				3,515	3,905	4,296			364,102
	2025		(5)			250,000	500,000

______________
(1)The grant date is presented in accordance with Topic 718.
(2)The number of restricted stock units and performance stock units granted to the NEOs was determined based on the 20-trading day average closing market price on the day prior to the date such awards were approved by the Compensation Committee.
(3)This column reflects the aggregate grant date fair value of the restricted stock unit awards, performance stock unit awards and stock option awards, as applicable, granted to each NEO in 2025 without any reduction for risk of forfeiture as calculated in accordance with Topic 718 as of the date of grant. The grant date fair value of the performance stock units is shown at target performance. At the highest level of performance, the value of the performance stock units on the applicable grant date would be: $2,062,935 for Mr. Langer; $5,308,992 for Ms. Koester; $2,062,935 for Mr. Granville-Smith; $3,064,146 for Ms. Greenberg (which, excluding amounts that had already vested in connection with FICA tax withholding obligations, were forfeited in connection with her departure from the Company); $849,510 for Ms. Franco; and $400,559 for Mr. Brunner (which were forfeited in connection with his departure from the Company). Mr. Winters did not receive a performance stock unit award from the Company during 2025.
(4)With respect to Mr. Dolan, this row reflects the number of shares underlying the Second Performance Vesting Option Award. The performance vesting options (or the applicable portion thereof) will vest on the later of (1) January 8, 2028 and (2) the date on which any of the share price hurdles are achieved during the five-year performance period measured from the date of grant, in each case subject to Mr. Dolan’s continued employment with the Company (or any of its subsidiaries) through the applicable vesting date (subject to certain limited exceptions). The share price hurdles are as follows: 25% of each option award vests at a stock price of $75 per share, 25% of each option award vests at a stock price of $100 per share, 25% of each option award vests at a stock price of $125 per share and 25% of each option award vests at a stock price of $150 per share. The $75 share price hurdle has been achieved by Mr. Dolan as of December 31, 2025. See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Performance Vesting Options.”
(5)This row reflects the possible payouts with respect to grants of annual incentive awards under the Company’s MPIP for performance in 2025. Each of the NEOs is assigned a target bonus which is a percentage of the NEO’s base salary as of such fiscal year end. There is no threshold amount for annual incentive awards. With respect to Mr. Winters, the amount is based on the 6-month period from July 1, 2025 through December 31, 2025, in accordance with the terms of his employment agreement. See “—Employment Agreements” for a description of Mr. Winters’ entitlements with respect to 2025. The amounts of annual incentive awards actually paid by the Company in March 2026 for performance in 2025 are disclosed in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above. Ms. Franco received a pro-rated annual incentive award earned for the period from January 1, 2025 through October 31, 2025, Ms. Greenberg received the payment of an amount equal to her 2025 target bonus in lieu of any amount payable under the Company’s MPIP with respect to 2025 and Mr. Brunner did not receive an annual incentive award from the Company in 2025 due to his resignation from the Company. See “—Termination and Severance — Quantification of Termination and Severance — Benefits Payable to Former Executives as a Result of Separation” for a description of the benefits paid upon Mses. Greenberg and Franco’s separations from the Company. For more information regarding the terms of these annual incentive awards, please see “Compensation Discussion & Analysis — Elements of Our Compensation Program — Annual Cash Incentives.”
(6)This row reflects the number of restricted stock units that were awarded to Mr. Langer in March 2025 as a one-time special award granted in accordance with the terms of his employment agreement and which was intended to further align him with the Company’s stockholders. This grant of restricted stock units, which was made under the Employee Stock Plan, will vest in three equal installments on March 15, 2026, 2027 and 2028, subject to continued employment requirements and employment agreement and award terms (as applicable). See “—Employment Agreements.”
(7)This row reflects the number of Company restricted stock units awarded in 2025. These grants of restricted stock units, which were made under the Employee Stock Plan, will vest in three equal installments on March 15, 2026, 2027 and 2028, subject to continued employment requirements and employment agreement and award terms (as applicable), except with respect to (i) Ms. Greenberg, whose 2025 restricted stock units, excluding amounts that had already vested in connection with FICA tax withholding obligations, were forfeited in connection with her departure from the Company, (ii) Ms. Franco, whose 2025 restricted stock units vested upon her departure from the Company, and (iii) Mr. Brunner, whose 2025 restricted stock units were forfeited due to his resignation from the

Company. Mr. Winters did not receive a restricted stock unit award from the Company during 2025. See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Long-Term Incentives — Restricted Stock Units” and “—Employment Agreements.”
(8)This row reflects the threshold, target and maximum number of Company performance stock units awarded in 2025. Each performance stock unit award was approved with a target number of units, with an actual payment based upon the achievement of performance targets. These grants of performance stock units, which were made under the Employee Stock Plan, will vest upon the later of March 15, 2028 and the date of certification of achievement against pre-determined three-year cumulative financial performance goals, subject to continued employment requirements (except with respect to Ms. Franco, as described under “—Termination and Severance — Quantification of Termination and Severance — Benefits Payable to Former Executives as a Result of Separation”) and employment agreement and award terms (as applicable), except with respect to (i) Ms. Greenberg, whose 2025 performance stock units, excluding amounts that had already vested in connection with FICA tax withholding obligations, were forfeited in connection with her departure from the Company and (ii) Mr. Brunner, whose 2025 performance stock units were forfeited in connection with his resignation from the Company. Mr. Winters did not receive a performance stock unit award from the Company during 2025. See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Long-Term Incentives — Performance Stock Units,” and “—Employment Agreements.”

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2025
The table below shows (i) each grant of Company stock options that is unexercised and outstanding, and (ii) the aggregate number and value of unvested Company restricted stock units and performance stock units outstanding (at target performance) for each NEO, in each case, as of December 31, 2025.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Current NEOs
James L. Dolan	108,630	(2)	—		—		67.33	02/25/2026	—		—
	191,110	(3)	—		—		38.49	02/26/2027	—		—
	—		408,164	(4)	—		42.23	10/20/2033	—		—
	—		408,164	(4)	—		45.60	10/20/2033	—		—
	—		408,164	(4)	—		50.67	10/20/2033	—		—
	—		—		1,800,000	(5)	34.62	07/01/2034	—		—
	—		—		984,700	(6)	41.37	01/08/2035	—		—
	—		—		—		—	—	107,586	(7)	10,229,277
Robert Langer	—		—		—		—	—	52,060	(8)	4,949,865
Jennifer Koester	—		158,333	(9)	—		42.23	10/20/2033	—		—
	—		158,333	(9)	—		45.60	10/20/2033	—		—
	—		158,334	(9)	—		50.67	10/20/2033	—		—
	—		—		—		—	—	184,177	(10)	17,511,549
David Granville-Smith	—		—		—		—	—	138,900	(11)	13,206,612
Christopher Winters	—		—		—		—	—	—	(12)	—
Former Executives
Andrea Greenberg	—		—		—		—	—	—	(13)	—
Laura Franco	—		—		—		—	—	8,283	(14)	787,548
Gregory Brunner	—		—		—		—	—	—	(15)	—
______________
(1)Calculated using the closing market price of Class A Common Stock on the NYSE on December 31, 2025 of $95.08 per share.
(2)The amounts in this row represent Mr. Dolan’s time-based stock options granted in connection with the Networks Merger as a result of the conversion of Mr. Dolan’s MSGN time-based stock options and performance-based stock options granted as long-term incentive awards on August 28, 2018, which have fully vested.
(3)The amounts in this row represent Mr. Dolan’s time-based stock options granted in connection with the Networks Merger as a result of the conversion of Mr. Dolan’s MSGN time-based stock options and performance-based stock options granted as long-term incentive awards on August 29, 2019, which have fully vested.
(4)The amounts in these rows represent Mr. Dolan’s FY24 premium priced performance options, granted on October 20, 2023, which will cliff vest on October 20, 2026 if Mr. Dolan has remained employed by, or provided services to, the Company or any of its subsidiaries through such date (subject to certain limited exceptions).

(5)The amounts in this row represent the number of shares underlying Mr. Dolan’s First Performance Vesting Option Award. The performance vesting options (or the applicable portion thereof) will vest on the later of (1) June 30, 2027 and (2) the date on which certain price hurdles are achieved during the five-year performance period measured from the date of grant, in each case subject to Mr. Dolan’s continued employment with the Company (or any of its subsidiaries) through the applicable vesting date (subject to certain limited exceptions). See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Performance Vesting Options.”
(6)The amounts in this row represent the number of shares underlying Mr. Dolan’s Second Performance Vesting Option Award. The performance vesting options (or the applicable portion thereof) will vest on the later of (1) January 8, 2028 and (2) the date on which certain price hurdles are achieved during the five-year performance period measured from the date of grant, in each case subject to Mr. Dolan’s continued employment with the Company (or any of its subsidiaries) through the applicable vesting date (subject to certain limited exceptions). See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Performance Vesting Options.”
(7)With respect to Mr. Dolan, the total in this column includes 26,897 restricted stock units (from an original award of 80,689 restricted stock units) and 80,689 performance stock units (deemed to be earned at 100% of target) approved as long-term incentive awards on September 1, 2023. The restricted stock units vest ratably over three years on September 15th each year following the year of grant. The performance stock units deemed to be earned at 100% of target cliff-vest on September 15th of the applicable year following a three year-period. All vestings are subject to continued employment requirements and employment agreement and award terms (as applicable).
(8)With respect to Mr. Langer, the total in this column includes a one-time special award of 11,832 restricted stock units approved on March 12, 2025, as well as 20,114 restricted stock units and 20,114 performance stock units approved as long-term incentive awards on March 12, 2025. The restricted stock units vest ratably over three years on March 15th each year following the year of grant. The performance stock units cliff-vest upon the later of March 15th of the applicable year following a three year-period, and the date of certification of achievement against pre-determined three-year cumulative performance goals. All vestings are subject to continued employment requirements and employment agreement and award terms (as applicable).
(9)The amounts in these rows represent Ms. Koester’s FY24 premium priced performance options, granted on February 5, 2024, which will cliff vest on October 20, 2026 if Ms. Koester has remained employed by, or provided services to, the Company or any of its subsidiaries through such date (subject to certain limited exceptions).
(10)With respect to Ms. Koester, the total in this column includes 11,988 restricted stock units (from an original one-time special award of 35,964 restricted stock units), as well as 6,829 restricted stock units (from an original award of 20,487 restricted stock units) and 20,487 performance stock units (deemed to be earned at 100% of target) approved as long-term incentive awards on April 22, 2024, 24,808 cliff-vesting restricted stock units and 16,539 restricted stock units (from an original award of 24,808 restricted stock units) approved as long-term incentive awards on August 27, 2024 and 51,763 restricted stock units and 51,763 performance stock units approved as long-term incentive awards on March 12, 2025. The restricted stock units (other than cliff-vesting restricted stock units) approved in fiscal year 2024 and the 2024 Transition Period vest ratably over three years on September 15th each year following the year of grant and the restricted stock units granted in 2025 vest ratably over three years on March 15th each year following the year of grant. The performance stock units deemed to be earned at 100% of target and cliff-vesting restricted stock units approved in fiscal year 2024 and the 2024 Transition Period cliff-vest on September 15th of the applicable year following a three year-period and the performance stock units granted in 2025 cliff-vest upon the later of March 15th of the applicable year following a three year-period, and the date of certification of achievement against pre-determined three-year cumulative performance goals. All vestings are subject to continued employment requirements and employment agreement and award terms (as applicable).
(11)With respect to Mr. Granville-Smith, the total in this column includes 46,742 restricted stock units (from an original award of 140,225 restricted stock units) granted on June 15, 2023 as a one-time special award in accordance with his new employment agreement and which was intended to compensate him for forfeited compensation from his previous employer, 8,966 restricted stock units (from an original award of 26,897 restricted stock units) and 26,897 performance stock units (deemed to be earned at 100% of target) approved as long-term incentive awards on September 1, 2023, 9,640 cliff-vesting restricted stock units and 6,427 restricted stock units (from an original award of 9,640 restricted stock units) approved as long-term incentive awards on August 27, 2024 and 20,114 restricted stock units and 20,114 performance stock units approved as long-term incentive awards on March 12, 2025. The restricted stock units (other than cliff-vesting restricted stock units) approved in fiscal year 2024 and the 2024 TP vest ratably over three years on September 15th each year following the year of grant and the restricted stock units granted in 2025 vest ratably over three years on March 15th each year following the year of grant. The performance stock units deemed to be earned at 100% of target and cliff-vesting restricted stock units approved in fiscal year 2024 and the 2024 TP cliff-vest on September 15th of the applicable year following a three year-period and the performance stock units granted in 2025 cliff-vest upon the later of March 15th of the applicable year following a three year-period, and the date of certification of achievement against pre-determined three-year cumulative performance goals. All vestings are subject to continued employment requirements and employment agreement and award terms (as applicable).
(12)Mr. Winters did not receive a restricted stock unit or performance stock unit award from the Company during 2025.
(13)Upon her separation from the Company, Ms. Greenberg forfeited all outstanding Company equity awards other than those scheduled to vest on September 15, 2025.
(14)With respect to Ms. Franco, the total in this column includes 8,283 performance stock units approved as long-term incentive awards on March 12, 2025. The performance stock units cliff-vest upon the later of March 15th of the applicable year following a three year-period, and the date of certification of achievement against pre-determined three-year cumulative performance goals. All vestings are subject to the terms of Ms. Franco’s separation agreement. See “Termination and Severance — Quantification of Termination and Severance — Benefits Payable to Ms. Franco as a Result of Separation.”
(15)Upon his resignation from the Company, Mr. Brunner forfeited all outstanding Company equity awards.

2025 OPTION EXERCISES AND STOCK VESTED
The table below shows restricted stock unit and performance stock unit awards that vested during 2025. No Company stock options were exercised in 2025.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Current NEOs
James L. Dolan	158,563	9,559,763
Robert Langer	—	—
Jennifer Koester	27,086	1,633,015
David Granville-Smith	58,921	3,552,347
Christopher Winters	1,335	80,488
Former Executives
Andrea Greenberg	43,131	2,523,700
Laura Franco	35,801	2,579,586
Gregory Brunner	2,103	126,790
______________
(1)Calculated using the closing price of Class A Common Stock on the NYSE on the vesting dates, March 12, 2025, September 15, 2025, and November 7, 2025, of $31.89, $60.29 and $77.08 per share, respectively.

2025 PENSION BENEFITS
The table below shows the present value of accumulated benefits payable to each of our NEOs, including the number of years of service credited to each NEO, under our defined benefit pension plans as of December 31, 2025.

Name	Plan Name(1)	Number of Years of Credited Service (#)		Present Value of Accumulated Benefit ($)(2)
Current NEOs
James L. Dolan	Cash Balance Pension Plan	—	(3)	—
	MSGN Excess Cash Balance Plan	—	(3)	—
Robert Langer	Cash Balance Pension Plan	—	(4)	—
	MSGN Excess Cash Balance Plan	—	(4)	—
Jennifer Koester	Cash Balance Pension Plan	—	(4)	—
	MSGN Excess Cash Balance Plan	—	(4)	—
David Granville-Smith	Cash Balance Pension Plan	—	(4)	—
	MSGN Excess Cash Balance Plan	—	(4)	—
Christopher Winters	Cash Balance Pension Plan	—	(4)	—
	MSGN Excess Cash Balance Plan	—	(4)	—
Former Executives
Andrea Greenberg	Cash Balance Pension Plan	8	(5)	—
	MSGN Excess Cash Balance Plan	8	(5)	502,063
Laura Franco	Cash Balance Pension Plan	—	(4)	—
	MSGN Excess Cash Balance Plan	—	(4)	—
Gregory Brunner	Cash Balance Pension Plan	—	(4)	—
	MSGN Excess Cash Balance Plan	—	(4)	—
_______________
(1)Accruals under both the Cash Balance Pension Plan and the MSGN Excess Cash Balance Plan were frozen as of December 31, 2015.
(2)Additional information concerning pension plans and other postretirement benefit plan assumptions is set forth in Note 15 to our financial statements included in our Annual Report on Form 10-K.
(3)Mr. Dolan does not participate in the Cash Balance Pension Plan or the MSGN Excess Cash Balance Plan.
(4)Mses. Koester and Franco and Messrs. Langer, Granville-Smith, Winters and Brunner commenced employment with the Company after the Cash Balance Pension Plan and the MSGN Excess Cash Balance Plan were frozen and therefore are not eligible to participate in such plans.
(5)Ms. Greenberg’s benefits under the MSGN Excess Cash Balance Plan were retained by the Company and the number of years of credited service reflect the period of Ms. Greenberg’s participation in MSGN’s excess cash balance plan prior to the Networks Merger. In connection with the MSGE Distribution, Ms. Greenberg’s accrued benefits under the Cash Balance Plan (which number of years of credited service reflect the period of Ms. Greenberg’s participation in MSGN’s cash balance plan prior to the Networks Merger) were transferred to MSGE, including the liability for such benefits.

The Company maintains several benefit plans for our executive officers. The material terms and conditions are discussed below.
Cash Balance Pension Plan
Prior to the MSGE Distribution, the Company sponsored the Cash Balance Pension Plan, a tax-qualified defined benefit plan. The sponsorship of the Cash Balance Plan was transferred to MSGE in connection with the MSGE Distribution. All benefits under the MSGE Cash Balance Pension Plan are provided by MSGE. The Cash Balance Pension Plan generally covers regular full-time and part-time non-union employees of the sponsoring company and certain of its affiliates who have completed one year of service. The Cash Balance Pension Plan was frozen to future benefit accruals effective as of December 31, 2015 (though accrued benefits continue to earn interest credits). A notional account is maintained for each participant under the Cash Balance Pension Plan, including Ms. Greenberg, which consists of (i) annual allocations made by the sponsoring company as of the end of each year on behalf of each participant who has completed 800 hours of service during the year that range from 3% to 9% of the participant’s compensation, based on the participant’s age and (ii) monthly interest credits based on the average of the annual rate of interest on the 30-year U.S. Treasury Bonds for the months of September, October and November of the prior year. Compensation includes all direct cash compensation received while a participant as part of the participant’s primary compensation structure (excluding bonuses, fringe benefits, and other compensation that is not received on a regular basis), and before deductions for elective deferrals, subject to applicable IRS limits.
A participant’s interest in the Cash Balance Pension Plan is subject to vesting limitations for the first three years of employment. A participant’s account will also vest in full upon his or her termination due to death, disability or retirement after attaining age 65. Upon retirement or other termination of employment, the participant may elect a distribution of the vested portion of the cash balance account. Any amounts remaining in the Cash Balance Pension Plan will continue to be credited with interest until the account is paid. The normal form of benefit payment for an unmarried participant is a single life annuity and the normal form of benefit payment for a married participant is a 50% joint and survivor annuity. The participant, with spousal consent if applicable, can waive the normal form and elect a single life annuity or a lump sum.
MSGN Excess Cash Balance Plan
The MSGN Excess Cash Balance Plan is a nonqualified deferred compensation plan, which was retained by the Company following the Networks Merger and the MSGE Distribution, that is intended to provide eligible employees, including Ms. Greenberg until her separation from service on September 2, 2025, with a portion of their overall benefit that they would accrue under the Cash Balance Pension Plan but for Internal Revenue Code of 1986, as amended (“Code”) limits on the amount of “compensation” (as defined in the Cash Balance Pension Plan) that can be taken into account in determining benefits under tax-qualified plans. The MSGN Excess Cash Balance Plan was frozen to future benefit accruals effective as of December 31, 2015 (though accrued benefits continue to earn interest credits). The Company maintains a notional excess cash balance account for each eligible participant and, for each calendar year, credits these accounts with the portion of the allocation that could not be made on his or her behalf under the Cash Balance Pension Plan due to the compensation limitation. In addition, the Company credits each notional excess cash balance account monthly with interest at the same rate used under the Cash Balance Pension Plan. A participant vests in the excess cash balance account according to the same schedule in the Cash Balance Pension Plan. The excess cash balance account, to the extent vested, is paid in a lump sum to the participant as soon as practicable following his or her retirement or other termination of employment with the Company.
Savings Plan
Under the Savings Plan, a tax-qualified retirement savings plan, participating employees, including the NEOs, may contribute into their plan accounts a percentage of their eligible pay on a pre-tax or Roth 401k after-tax basis as well as a percentage of their eligible pay on an after-tax basis. The Savings Plan is a multiple employer plan and following the MSGE Distribution, sponsorship of the Savings Plan was transferred to MSGE and the Company (including MSGN) and MSGS contribute for their respective employees. The Savings Plan provides (a) fully-vested matching contributions equal to 100% of the first 4% of eligible pay contributed on a pre-tax or Roth 401(k) after-tax basis, by participating employees and (b) a discretionary non-elective contribution by the applicable employer. In the event of a change in employment among the Company, MSGE, MSGS or any of their respective subsidiaries, the cost of the matching contribution or any discretionary contribution made to such individual during the applicable calendar year is equitably shared among the applicable companies to reflect the portion of the year such individual was employed by such company.
Excess Savings Plans
The Excess Savings Plans are unfunded, nonqualified deferred compensation plans that operate in conjunction with the Savings Plan. An employee is eligible to participate in the Excess Savings Plans for a calendar year if his or her compensation (as defined in the Savings Plan) in the preceding year exceeded (or would have exceeded, if the employee had been employed for the entire year) the IRS limit on the amount of compensation that can be taken into account in determining contributions under tax-qualified retirement plans ($350,000 in 2025) and he or she makes an election to participate prior to the beginning of the year. An eligible employee whose contributions to the Savings Plan are limited as a result of this compensation limit or as a result of reaching the maximum 401(k) deferral limit ($23,500 for 2025) can continue to make pre-tax contributions under the Excess Savings Plans of up to 4% of his or her eligible pay. In addition, the Company provides (a) fully-vested matching contributions equal to 100% of the first 4% of eligible pay contributed by participating employees and (b) a discretionary non-elective contribution by the Company. Account balances under the Excess Savings Plans are credited monthly with the rate of return determined by reference to a deemed investment fund offered as an investment alternative under the Savings Plan. Distributions of vested benefits are made in a lump sum as soon as practicable after the participant’s termination of employment with the Company.
Executive Deferred Compensation Plan
The Company sponsors the EDCP, pursuant to which certain employees, including executive officers, may make elective base salary or bonus deferral contributions. Participants may make individual investment elections that will determine the rate of return on their deferral amounts under the EDCP. The EDCP does not provide any above-market returns or preferential earnings to participants, and the participants’ deferrals and their earnings are always 100% vested. The EDCP does not provide for any Company contributions. Participants may elect at the time they make their deferral elections to receive their distribution either as a lump sum payment or in substantially equal annual installments over a period of up to five years.

2025 NONQUALIFIED DEFERRED COMPENSATION
The table below shows (i) the contributions made by each NEO and the Company during 2025, (ii) aggregate earnings on each NEO’s account balance during the year ended December 31, 2025 and (iii) the account balance of each of our NEOs under the Excess Savings Plans and the EDCP as of December 31, 2025.

Name	Plan Name	Executive Contributions in 2025 ($)(1)	Registrant Contributions in 2025 ($)(2)	Aggregate Earnings in 2025 ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at End of 2025 ($)(4)
Current NEOs
James L. Dolan	Excess Savings Plan	9,200	34,639	30,569	—	766,083
	EDCP	—	—	—	—	—
Robert Langer	Excess Savings Plan	23,692	—	271	—	23,963
	EDCP	138,462	—	10,798	—	149,259
Jennifer Koester	Excess Savings Plan	44,400	47,765	3,677	—	131,062
	EDCP	—	—	—	—	—
David Granville-Smith	Excess Savings Plan	32,000	44,000	5,138	—	154,060
	EDCP	—	—	—	—	—
Christopher Winters	Excess Savings Plan	—	—	—	—	—
	EDCP	—	—	—	—	—
Former Executives
Andrea Greenberg	Excess Savings Plan	—	55,275	66,984	—	1,663,083
	EDCP	—	—	—	—	—
Laura Franco	Excess Savings Plan	19,038	23,858	1,929	—	62,058
	EDCP
Gregory Brunner	Excess Savings Plan	5,769	5,775	920	—	28,181
	EDCP	—	—	—	—	—
_______________
(1)These amounts represent a portion of the NEOs’ salaries and/or annual cash incentives, which are included in the numbers reported in the “Salary” or “Non-Equity Incentive Plan Compensation” columns, as applicable, of the Summary Compensation Table that the NEOs contributed to (i) the Excess Savings Plans and (ii) the EDCP.
(2)These amounts are reported in the “All Other Compensation” column of the Summary Compensation Table.
(3)These amounts are not reported in the “All Other Compensation” column of the Summary Compensation Table.
(4)For Mr. Dolan, the Excess Savings Plan balance includes amounts that were previously reported in the Summary Compensation Table for the transition period ended December 31, 2024 ($691,675) and the fiscal years ended June 30, 2024 ($669,594), June 30, 2023 ($568,880), June 30, 2022 ($706,172), June 30, 2021 (31,611), and June 30, 2020 ($924). For Ms. Koester, the Excess Savings Plan balance includes amounts that were previously reported in the Summary Compensation Table for the transition period ended December 31, 2024 ($35,219) and the fiscal year ended June 30, 2024 ($5,749). For Mr. Granville-Smith, the Excess Savings Plan balance includes amounts that were previously reported in the Summary Compensation Table for the transition period ended December 31, 2024 ($72,922) and the fiscal year ended June 30, 2024 ($48,945). For Ms. Greenberg, the Excess Savings Plan balance includes amounts that were previously reported in the Summary Compensation Table for the transition period ended December 31, 2024 ($1,540,824) and the fiscal years ended June 30, 2024 ($1,476,425), June 30, 2023 ($1,323,394), and June 30, 2022 (1,192,987). For Mr. Brunner, the Excess Savings Plan balance includes amounts that were previously reported in the Summary Compensation Table for the transition period ended December 31, 2024 ($15,717) and the fiscal year ended June 30, 2024 ($7,145).

EMPLOYMENT AGREEMENTS
Each of our NEOs had an employment agreement with the Company (in the case of Ms. Greenberg, with the Company and MSGN) in 2025. The Company entered into employment agreements with each of Messrs. Langer (dated as of January 6, 2025) and Winters (dated as of November 19, 2025) in connection with their commencement of employment with the Company. Set forth below is a description of the agreements between the Company and each of Messrs. Dolan and Langer, Ms. Koester, Messrs. Granville-Smith and Mr. Winters, Mses. Greenberg (which is an agreement between the Company and MSGN) and Franco and Mr. Brunner.
As noted above in the Compensation Discussion & Analysis, Mr. Dolan also serves as an executive officer and employee of MSGE and MSGS pursuant to terms of employment agreements with each of MSGE and MSGS (which are not described herein), Mr. Granville-Smith also serves as an employee of MSGS and AMC Global Media pursuant to terms of employment agreements with each of MSGS and AMC Global Media (which are not described herein). Ms. Franco also served as an executive officer and employee of MSGE pursuant to terms of an employment agreement with MSGE (which is not described herein). For a description of Mr. Dolan’s employment agreements with each of the MSGE and MSGS, Mr. Granville-Smith’s employment agreement with MSGS and Ms. Franco’s employment agreement with MSGE, see MSGE’s and MSGS’s 2025 Definitive Proxy Statements.
James L. Dolan
In connection with the expiration of Mr. Dolan’s prior employment agreement, the Company entered into a renewal employment agreement with Mr. Dolan, effective July 1, 2024.
The agreement provides for an annual base salary of not less than $230,000 and eligibility to participate in the Company’s discretionary annual bonus program with an annual target bonus opportunity equal to not less than 200% of his annual base salary.
In lieu of participating in any annual equity long-term incentive programs that are made available to similarly situated executives of the Company, subject to his continued employment by the Company, Mr. Dolan was granted (i) non-qualified performance vesting options on July 1, 2024 to purchase 1,800,000 shares of our Class A Common Stock (the First Performance Vesting Option Award) and (ii) non-qualified performance vesting options on January 8, 2025 to purchase 984,700 shares of our Class A Common Stock (the Second Performance Vesting Option Award). The performance vesting options (or the applicable portion thereof) will vest on the later of (1) June 30, 2027, with respect to the First Performance Vesting Option Award, or January 8, 2028, with respect to the Second Performance Vesting Option Award, and (2) the date on which any of the share price hurdles are achieved during the five-year performance period measured from the date of grant, in each case subject to Mr. Dolan’s continued employment with the Company (or any of its subsidiaries) through the applicable vesting date (subject to certain limited exceptions). The share price hurdles are as follows: 25% of each option award vests at a stock price of $75 per share, 25% of each option award vests at a stock price of $100 per share, 25% of each option award vests at a stock price of $125 per share and 25% of each option award vests at a stock price of $150 per share. The $75 share price hurdle has been achieved by Mr. Dolan as of December 31, 2025. The exercise price of the First Performance Vesting Option Award is $34.62 per share and the exercise price of the Second Performance Vesting Option Award is $41.37 per share.
Mr. Dolan is not eligible for our standard benefits program, with the exception of Mr. Dolan’s participation in the Company’s Excess Savings Plan and EDCP, with his full Company salary being used to determine applicable benefits under the Company’s Excess Savings Plan; provided that, if Mr. Dolan’s employment with MSGE terminates while he is employed by the Company, he will be eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms and conditions of the plans.
If, on or prior to June 30, 2027, Mr. Dolan’s employment is either terminated by the Company for any reason other than “cause” (as defined in the agreement), or is terminated by Mr. Dolan for “good reason” (as defined in the agreement) and cause does not then exist (a “Qualifying Termination”), then, subject to Mr. Dolan’s timely execution and non-revocation of a separation agreement, the Company will provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Dolan’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Mr. Dolan’s outstanding unvested long-term cash awards will immediately vest in full and will be payable to Mr. Dolan to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Mr. Dolan’s outstanding unvested shares of restricted stock or restricted stock units (including restricted stock units subject to performance criteria) will be immediately eliminated and such restricted stock and restricted stock units will be payable or deliverable to Mr. Dolan subject to satisfaction of any applicable performance criteria; and (e) each of Mr. Dolan’s outstanding unvested stock options and stock appreciation awards will immediately vest.
If Mr. Dolan’s employment is terminated due to his death or disability before June 30, 2027, and at such time cause does not exist, then, subject to timely execution and non-revocation of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in clauses (b), (d) and (e) above and any long-term cash awards will immediately vest in full, whether or not subject to performance criteria and will be on the 90th day after the termination of his employment; provided, that if any such long-term cash award were subject to any performance criteria, then (i) if the measurement period for such performance criteria had not yet been fully completed, then the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, then the payment amount of such award will be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria). If Mr. Dolan’s employment is terminated after June 30, 2027 due to a Qualifying Termination, death or disability, then, subject to timely execution and non-revocation of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in clauses (c), (d) and (e) above. Following June 30, 2027, Mr. Dolan will no longer be entitled to the benefits and rights set forth in clauses (a) and (b) above in the event of a Qualifying Termination and certain provisions of Mr. Dolan’s employment agreement regarding annual cash and equity compensation will no longer been in effect with respect to services following such date.
The agreement contains certain covenants by Mr. Dolan, including a noncompetition agreement restricting Mr. Dolan’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.
The agreement also states that the FY24 premium priced performance options and the performance vesting options described above are governed solely by the terms of the applicable award agreements and not the termination treatment otherwise applicable to Mr. Dolan’s other equity-based awards.
Robert Langer
On January 6, 2025, the Company entered into an employment agreement with Mr. Langer, which provides for Mr. Langer’s employment as Executive Vice President, Chief Financial Officer and Treasurer to commence January 13, 2025.
The employment agreement provides for an annual base salary of not less than $1,000,000 and an annual target bonus opportunity equal to not less than 100% of annual base salary. Mr. Langer is eligible, subject to his continued employment by the Company, to participate in such long-term incentive programs that are made available to similarly situated executives of the Company. It is expected that Mr. Langer will receive one or more annual long-term awards of cash and/or equity with an aggregate target value of not less than $1,700,000.
Mr. Langer received a one-time special award of restricted stock units with an aggregate grant date value of $500,000, granted at the same time equity awards were granted to active employees of the Company (in March 2025) and subject to three-year vesting (with one-third vesting in each of March 15, 2026, 2027 and 2028). Mr. Langer also received a one-time special cash payment of $250,000, paid within 30 days after January 13, 2025. If Mr. Langer’s employment with the Company had terminated prior to January 13, 2026 as a result of (a) his termination of his employment (other than for “good reason” (as defined in the agreement) or due to his death or “disability” (as defined in the Company’s long term disability plan)) or (b) an involuntary termination by the

Company for “cause” (as defined in the agreement), then Mr. Langer would have been required to refund to the Company a pro-rated amount of the special cash award on the terms set forth in the employment agreement.
Mr. Langer is eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.
If, on or prior to January 13, 2028, Mr. Langer’s employment with the Company is terminated (i) by the Company other than for “cause”, or (ii) by Mr. Langer for “good reason” and so long as “cause” does not then exist, then, subject to Mr. Langer’s execution of a separation agreement with the Company, the Company will provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Langer’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Mr. Langer’s outstanding long-term cash awards will immediately vest in full and will be payable to Mr. Langer to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Mr. Langer’s outstanding restricted stock or restricted stock units (including restricted stock units subject to performance criteria) will immediately be eliminated and will be payable or deliverable to Mr. Langer subject to satisfaction of any applicable performance criteria; and (e) each of Mr. Langer’s outstanding stock options and stock appreciation awards, if any, will immediately vest.
If Mr. Langer’s employment is terminated due to his death or disability prior to January 13, 2028, and at such time cause does not exist, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in clauses (b), (d) and (e) of the preceding paragraph and each of his outstanding long-term cash awards shall immediately vest in full, whether or not subject to performance criteria, and will be payable; provided, that if any such long-term cash award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, then the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, then the payment amount of such award will be at the same time and to the same extent that other similarly situated executives at the Company receive payment as determined by the Compensation Committee of the Board of Directors of the Company (subject to the satisfaction of the applicable performance criteria). If after January 13, 2028, Mr. Langer’s employment is terminated (i) by the Company without cause, (ii) by Mr. Langer for good reason, or (iii) as a result of Mr. Langer’s death or disability and at the time of any such termination cause does not then exist, then subject to Mr. Langer’s (or in the case of death, his representative’s) execution of a separation agreement, Mr. Langer will be provided with the benefits and rights set forth in clauses (b), (c), (d) and (e) of the second preceding paragraph above.
The employment agreement contains certain covenants by Mr. Langer, including a non-competition agreement that restricts Mr. Langer’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.
Jennifer Koester
On January 5, 2024, the Company entered into an employment agreement with Ms. Koester, effective as of February 5, 2024, which provided for Ms. Koester’s employment as President of Sphere Business Operations. Effective June 10, 2024, Ms. Koester’s employment agreement was amended to provide for her employment as President and Chief Operating Officer of Sphere.
The employment agreement, as amended, provides for an annual base salary of not less than $1,450,000 and, commencing with the Company’s fiscal year starting July 1, 2023, an annual target bonus opportunity equal to not less than 150% of annual base salary; provided that her annual bonus in respect of the fiscal year beginning July 1, 2023 was prorated to reflect Ms. Koester’s commencement date. Commencing with the Company’s fiscal year starting July 1, 2023, Ms. Koester is eligible, subject to her continued employment by the Company, to participate in future long-term incentive programs that are made available to similarly situated executives of the Company. It is expected that Ms. Koester will receive one or more annual long-term awards with an aggregate target value of not less than $4,375,000; provided that her award in respect of the fiscal year beginning July 1, 2023 was prorated to reflect Ms. Koester’s commencement date.

Ms. Koester received a one-time special award of restricted stock units with an aggregate grant date fair value of $1,600,000, which was granted at the same time mid-year long-term incentive grants were granted to active employees of the Company (in April 2024) and is subject to three-year vesting (with one-third vesting in each of September 2024, 2025 and 2026). Ms. Koester also received a one-time award of premium priced options to purchase 475,000 shares of our Class A Common Stock, which was granted on February 5, 2024, and vests on October 20, 2026. Ms. Koester also received a one-time special cash payment of $400,000, paid within 30 days after February 5, 2024. If Ms. Koester’s employment with the Company had terminated prior to February 5, 2025, as a result of her resignation (other than for “good reason” (as defined in the agreement) or due to her death or disability) or an involuntary termination by the Company for “cause” (as defined in the agreement), then Ms. Koester would have been required to refund to the Company a prorated amount of the special cash award.
Ms. Koester is eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans. Pursuant to her amended employment agreement, Ms. Koester is also entitled to a maximum of 25 hours of personal flights on corporate provided aircraft, for which she will be imputed the standard industrial fare level rate.
If, on or prior to February 4, 2027, Ms. Koester’s employment is terminated (i) by the Company other than for “cause”, or (ii) by Ms. Koester for “good reason” and so long as “cause” does not then exist, then, subject to Ms. Koester’s execution of a separation agreement, the Company will provide her with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Ms. Koester’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Ms. Koester’s outstanding unvested long-term cash awards will immediately vest in full and will be payable to Ms. Koester to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Ms. Koester’s outstanding unvested shares of restricted stock or restricted stock units (including restricted stock units subject to performance criteria) will immediately be eliminated and will be payable or deliverable to Ms. Koester subject to satisfaction of any applicable performance criteria; and (e) each of Ms. Koester’s outstanding stock options and stock appreciation awards, if any, will immediately vest.
If Ms. Koester’s employment is terminated due to her death or disability prior to February 4, 2027, and at such time cause does not exist, then, subject to execution of a separation agreement (other than in the case of death), she or her estate or beneficiary will be provided with the benefits and rights set forth in clauses (b), (d) and (e) of the preceding paragraph and any long-term cash awards will immediately vest in full, whether or not subject to performance criteria, and will be payable; provided, that if any such long-term cash award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, then the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, then the payment amount of such award will be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria). If after February 4, 2027, Ms. Koester’s employment with the Company is terminated (i) by the Company other than for “cause”, (ii) by Ms. Koester for “good reason” or (iii) due to her death or disability, and at such time “cause” does not exist, then, subject to Ms. Koester (or in the case of death, her representative’s) execution of a separation agreement, she or her estate or beneficiary will be provided with the benefits and rights set forth in clauses (b), (c), (d) and (e) of the preceding paragraph.
The employment agreement contains certain covenants by Ms. Koester, including a non-competition agreement restricting Ms. Koester’s ability to engage in competitive activities until the first anniversary of a termination of her employment with the Company.
Prior to the employment agreement amendment (which was effective June 10, 2024), Ms. Koester’s title was President of Sphere Business Operations and her employment agreement provided for an annual base salary of $1,250,000.

David Granville-Smith
In connection with Mr. Granville-Smith’s appointment as Executive Vice President, the Company entered into an employment agreement with Mr. Granville-Smith dated June 15, 2023, which was effective as of June 15, 2023. The agreement recognizes that Mr. Granville-Smith is employed by MSGS and AMC Global Media during his employment with the Company. As noted above, Mr. Granville-Smith’s MSGS and AMC Global Media employment arrangements are pursuant to a separate written employment agreement with each of MSGS and AMC Global Media, respectively (for more information regarding Mr. Granville-Smith’s employment arrangement with MSGS, see MSGS’s 2025 Definitive Proxy Statement).
The employment agreement provides for an annual base salary of not less than $800,000 and, commencing with the Company’s fiscal year starting July 1, 2023, an annual target bonus opportunity equal to not less than 100% of annual base salary. Mr. Granville-Smith is eligible, subject to his continued employment by the Company, to participate, commencing with the Company’s fiscal year starting July 1, 2023, in future long-term incentive programs that are made available to similarly situated executives of the Company. It is expected that Mr. Granville-Smith will receive one or more annual long-term awards with an aggregate target value of not less than $1,700,000. Notwithstanding the foregoing, in connection with Mr. Granville-Smith’s continuing employment with the Company, the award granted to Mr. Granville-Smith in September 2023 had an annual target value of $2,000,000.
Mr. Granville-Smith received a one-time special award of restricted stock units with an aggregate grant date fair value of $3,500,000, which was granted on the effective date of his employment agreement and is subject to three-year vesting. Mr. Granville-Smith also received a one-time special cash payment of $925,000, paid within 30 days after the effective date of the employment agreement. If Mr. Granville-Smith’s employment with the Company had terminated prior to the first anniversary of the commencement of his employment as a result of (a) an involuntary termination by the Company for “cause” (as defined in the agreement) or (b) his resignation (other than for “good reason” (as defined in the agreement)), then Mr. Granville-Smith would have been required to refund to the Company the full amount of the special cash award.
Mr. Granville-Smith is not eligible for our standard benefits program, with the exception of Mr. Granville’s participation in the Company’s Excess Saving Plans and life insurance program; provided that if Mr. Granville-Smith’s employment with MSGS is terminated while Mr. Granville-Smith remains employed by the Company, then he would be eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.
If, on or prior to June 15, 2028, Mr. Granville-Smith’s employment is either terminated by the Company for any reason other than “cause”, or is terminated by Mr. Granville-Smith for “good reason” and cause does not then exist, then, subject to Mr. Granville-Smith’s execution of a separation agreement, the Company will provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Granville-Smith’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Mr. Granville-Smith’s outstanding unvested long-term cash awards will immediately vest in full and will be payable to Mr. Granville-Smith to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Mr. Granville-Smith’s outstanding unvested shares of restricted stock or restricted stock units (including restricted stock units subject to performance criteria) will immediately be eliminated and such restricted stock and restricted stock units will be payable or deliverable to Mr. Granville-Smith subject to satisfaction of any applicable performance criteria; and (e) each of Mr. Granville-Smith’s outstanding unvested stock options and stock appreciation awards will immediately vest.
If Mr. Granville-Smith’s employment is terminated due to his death or disability before June 15, 2028, and at such time “cause” does not exist, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in clauses (b), (d) and (e) of the preceding paragraph and any long-term cash awards will immediately vest in full, whether or not subject to performance criteria and will be payable; provided, that if any such long-term cash award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, then the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, then the payment amount of such award will be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria).
The employment agreement contains certain covenants by Mr. Granville-Smith, including a non-competition agreement restricting Mr. Granville-Smith’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.
Christopher Winters
On November 19, 2025, the Company entered into an employment agreement with Mr. Winters, which provides for Mr. Winters’ employment as Senior Vice President, Controller and Principal Accounting Officer, effective as of November 24, 2025.
The employment agreement provides for an annual base salary of not less than $400,000. Mr. Winters is eligible to participate in the Company’s annual bonus program with an annual target bonus opportunity equal to not less than 40% of annual base salary, except that with respect to 2025, Mr. Winters was eligible for a pro-rated annual discretionary bonus covering the six-month period of July 1, 2025 through December 31, 2025. He is eligible, subject to his continued employment by the Company, to participate in such long-term incentive programs that are made available in the future to similarly situated executives of the Company. It is expected that Mr. Winters will receive one or more annual long-term awards with an aggregate target value of not less than $330,000, except that with respect to the fiscal year starting January 1, 2026, Mr. Winters is eligible for a grant of cash and/or equity awards with a target value of $287,500. Mr. Winters is eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.
If, on or prior to November 24, 2028, Mr. Winters’ employment with the Company is terminated (i) by the Company other than for “cause” (as defined in the agreement), or (ii) by Mr. Winters for “good reason” (as defined in the agreement) and so long as cause does not then exist, then, subject to Mr. Winters’ execution of a separation agreement with the Company, the Company will provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than the sum of Mr. Winters’ annual base salary and annual target bonus; and (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred.
If Mr. Winters’ employment is terminated due to his death or disability prior to November 24, 2028, and at such time cause does not exist, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in clause (b) above.
The employment agreement contains certain covenants by Mr. Winters, including a non-competition agreement that restricts Mr. Winters’ ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.
Andrea Greenberg
Ms. Greenberg served as President and Chief Executive Officer of MSG Networks until September 2, 2025, following the expiration of her employment agreement on September 1, 2025. On September 8, 2025, Ms. Greenberg entered into a separation agreement with the Company. See “—Termination and Severance — Quantification of Termination and Severance — Benefits Payable to Former Executives as a Result of Separation” for a description of the benefits paid thereunder.
Pursuant to her employment agreement dated August 27, 2024 and effective as of September 1, 2024, Ms. Greenberg received an annual base salary of not less than $1,350,000. Ms. Greenberg was eligible to participate in the Company’s discretionary annual incentive program with an annual target bonus opportunity equal to not less than 150% of her annual base salary, provided that for the 2024 Transition Period, Ms. Greenberg’s target bonus opportunity equaled not less than 50% of the annual target bonus opportunity otherwise contemplated under the employment agreement.
Ms. Greenberg was eligible to participate in future long-term incentive programs that were made available to similarly situated executives of MSGN, subject to Ms. Greenberg’s continued employment by MSGN, with an aggregate target value of not less than $2,525,000, provided that for the 2024 Transition Period, Ms. Greenberg’s long-term incentive awards had a target value of not less than 50% of the target value otherwise contemplated under the employment agreement.
Under the agreement, Ms. Greenberg was eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.
If, on or prior to September 1, 2025, Ms. Greenberg’s employment with MSGN had been terminated (i) by the Company other than for “cause” (as defined in the agreement), or (ii) by Ms. Greenberg for “good reason” (as defined in the agreement) and cause did not then exist, then, subject to Ms. Greenberg’s execution of a separation agreement with MSGN, MSGN would have provided her with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of MSGN, but in no event less than two times the sum of Ms. Greenberg’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Ms. Greenberg’s outstanding long-term cash awards would have immediately vested in full and would have been payable to Ms. Greenberg to the same extent that other similarly situated active executives received payment; (d) all of the time-based restrictions on each of Ms. Greenberg’s outstanding unvested restricted stock or restricted stock units (including restricted stock units subject to performance criteria) would have immediately been eliminated and would have been payable or deliverable to Ms. Greenberg subject to satisfaction of any applicable performance criteria; and (e) each of Ms. Greenberg’s outstanding stock options and stock appreciation awards under the plans of MSGN, if any, would have immediately vested.
If Ms. Greenberg’s employment had terminated due to her death or disability prior to September 1, 2024, and at such time cause did not exist, then, subject to execution of a separation agreement (other than in the case of death), she or her estate or beneficiary would have been provided with the benefits and rights set forth in clauses (b), (d) and (e) of the preceding paragraph and each of her outstanding long-term cash awards would have immediately vested in full, whether or not subject to performance criteria and would have been payable; provided, that if any such award was subject to any performance criteria, then (i) if the measurement period for such performance criteria had not yet been fully completed, then the payment amount would have been at the target amount for such award, and (ii) if the measurement period for such performance criteria had already been fully completed, then the payment amount of such award would have been at the same time and to the same extent that other similarly situated executives received payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria). If Ms. Greenberg’s employment had been terminated by Ms. Greenberg prior to September 1, 2025 for any reason on at least three months’ prior written notice, and at such time cause did not exist, then, subject to execution of a separation agreement, she would have been provided with the benefits and rights set forth in clauses (b) through (e) of the preceding paragraph.
The employment agreement contained certain covenants by Ms. Greenberg, including a non-competition agreement restricting Ms. Greenberg’s ability to engage in competitive activities until September 2, 2026.
Laura Franco
Ms. Franco served as Executive Vice President and General Counsel of the Company until October 31, 2025. On October 31, 2025, Ms. Franco entered into a separation agreement with the Company consistent with the terms of her employment agreement. See “—Termination and Severance — Quantification of Termination and Severance — Benefits Payable to Former Executives as a Result of Separation” for a description of the benefits paid thereunder.
On December 18, 2023, the Company entered into an employment agreement with Ms. Franco which provided for her employment as Executive Vice President and General Counsel of the Company effective as of February

20, 2024. The agreement recognized that Ms. Franco was employed by MSGE during her employment with the Company.
Pursuant to the employment agreement with the Company, Ms. Franco received an annual base salary of not less than $550,000. Commencing with the Company’s fiscal year starting July 1, 2023, Ms. Franco was eligible to participate in the Company’s discretionary annual incentive program with an annual target bonus opportunity equal to not less than 100% of her annual base salary; provided that her award in respect of the fiscal year beginning July 1, 2023 was pro-rated to reflect Ms. Franco’s commencement date.
Ms. Franco received a one-time special award of restricted stock units with an aggregate grant date fair value of $923,357.30, granted at the same time mid-year equity awards were granted to active employees of the Company (April 2024) and was subject to four-year vesting (with approximately 32% vesting on September 15, 2024, 40% vesting on September 15, 2025, 24% vesting on September 15, 2026 and 4% vesting on September 15, 2027). Ms. Franco also received a one-time special cash payment of $237,500, paid within 30 days after the effective date of the employment agreement. If Ms. Franco’s employment with the Company had terminated prior to the first anniversary of the commencement of her employment as a result of (a) an involuntary termination by the Company for “cause” (as defined in the agreement) or (b) her resignation (other than for “good reason” (as defined in the agreement)), then Ms. Franco would have been required to refund to the Company the full amount of the special cash award.
Commencing with the Company’s fiscal year starting July 1, 2023, Ms. Franco was eligible, subject to her continued employment by the Company, to participate in future long-term incentive programs that were made available to similarly situated executives at the Company. It was expected that Ms. Franco would receive one or more annual long-term awards with an aggregate target value of not less than $700,000.
Ms. Franco was not eligible for our standard benefits program; provided that, if Ms. Franco’s employment with MSGE had terminated while she was employed by the Company, she would have been eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms and conditions of the plans.
If, prior to February 20, 2027, Ms. Franco’s employment had been terminated (i) by the Company other than for “cause” (as defined in the agreement), or (ii) by Ms. Franco for “good reason” (as defined in the agreement) and so long as cause did not then exist, then, subject to Ms. Franco’s execution of a separation agreement with the Company, the Company would have provided her with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Ms. Franco’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) any unpaid portion of the special cash award and/or special award of restricted stock units, would have been paid within 60 days after the date of termination; (d) each of Ms. Franco’s outstanding unvested long-term cash awards would have immediately vested in full and would have been payable to Ms. Franco to the same extent that other similarly situated active executives receive payment; (e) all of the time-based restrictions on each of Ms. Franco’s outstanding unvested shares of restricted stock or restricted stock units would have immediately been eliminated and such restricted stock and restricted stock units would be payable or deliverable to Ms. Franco subject to satisfaction of any applicable performance criteria; and (f) each of Ms. Franco’s outstanding unvested stock options and stock appreciation awards would have immediately vested.
If Ms. Franco’s employment had terminated due to her death or disability prior to February 20, 2027, and at such time “cause” did not exist, then, subject to execution of a separation agreement (other than in the case of death), she or her estate or beneficiary would have been provided with the benefits and rights set forth in clauses (b), (c), (e) and (f) of the preceding paragraph and any long-term cash awards would have immediately vested in full, whether or not subject to performance criteria and would have been payable; provided, that if any such long-term cash award was subject to any performance criteria, then (i) if the measurement period for such performance criteria had not yet been fully completed, then the payment amount would have been at the target amount for such award, and (ii) if the measurement period for such performance criteria had already been fully completed, then the payment amount of such award would have been at the same time and to the same extent that other similarly situated executives received payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria).
If, after February 20, 2027, Ms. Franco’s employment with the Company had been terminated (i) by the Company other than for cause, (ii) by Ms. Franco for good reason, or (iii) as a result of her death or disability and so long as cause did not then exist, then, subject to Ms. Franco’s (or, in the case of her death, her representative’s) execution and delivery of a separation agreement, Ms. Franco would have been provided with the benefits and rights set forth in clauses (b), (d), (e) and (f) above. Following February 20, 2027, Ms. Franco would have no longer been entitled to the benefits and rights set forth in clauses (a) and (c) above in the event of a qualifying termination and certain provisions of Ms. Franco’s employment agreement regarding annual cash and equity compensation would no longer have been in effect with respect to services following such date.
The employment agreement contained certain covenants by Ms. Franco, including a non-competition agreement restricting Ms. Franco’s ability to engage in competitive activities until February 20, 2028, provided that if she had remained continuously employed with the Company through February 20, 2027, then this agreement not to compete would have expired on that date.
Gregory Brunner
Mr. Brunner served as Senior Vice President, Controller and Principal Accounting Officer until his resignation effective October 17, 2025.
Pursuant to his employment agreement dated April 20, 2023, which was effective as of June 5, 2023, Mr. Brunner received an annual base salary of not less than $450,000. Commencing with the Company’s fiscal year starting July 1, 2023, Mr. Brunner was eligible to participate in the Company’s discretionary annual incentive program with an annual target bonus opportunity equal to not less than 40% of his annual base salary. Commencing with the 2024 fiscal year, Mr. Brunner was eligible, subject to his continued employment by the Company, to participate in future long-term incentive programs that were made available to similarly situated executives at the Company. It was expected that Mr. Brunner would receive one or more annual long-term awards with an aggregate target value of not less than $330,000. Mr. Brunner was eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.
If, prior to June 5, 2026, Mr. Brunner’s employment had been terminated (i) by the Company other than for “cause” (as defined in the agreement), or (ii) by Mr. Brunner for “good reason” (as defined in the agreement) and so long as cause did not then exist, then, subject to Mr. Brunner’s execution of a separation agreement with the Company, the Company would have provided him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than the sum of Mr. Brunner’s annual base salary and annual target bonus; and (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred.
The employment agreement contained certain covenants by Mr. Brunner, including a non-competition agreement restricting Mr. Brunner’s ability to engage in competitive activities until October 17, 2026, provided that the non-competition covenant would not have applied following a termination of Mr. Brunner’s employment either by the Company other than for “cause” or by Mr. Brunner for “good reason” (if “cause” did not then exist) if Mr. Brunner (i) had waived his entitlement to the severance benefits described above or (ii) had transferred to an affiliated company such that there would have been no effective break in service and Mr. Brunner would have been subject to such affiliated company’s restrictive covenants.

TERMINATION AND SEVERANCE
This section describes the payments that would be received by our NEOs who were employed by the Company as of December 31, 2025 upon various terminations of employment scenarios. The information under “Separation from the Company” assumes that each NEO was employed by the Company under his or her applicable employment agreement, and his or her employment terminated as of December 31, 2025 (the last business day of 2025). This information is presented to illustrate the payments such NEOs would have received from the Company under the various termination scenarios.
Separation from the Company
Payments may be made to NEOs upon the termination of their employment with the Company depending upon the circumstances of their termination, which include termination by the Company without cause, termination by the Company with cause, termination by the NEO for good reason, other voluntary termination by the NEO, retirement, death, disability, or termination following a change in control of the Company or following a going private transaction. Certain of these circumstances are addressed in the employment agreement between the Company and each NEO. For a description of termination provisions in the employment agreements with our NEOs, please see “— Employment Agreements” above. In addition, award agreements for long-term incentives also address some of these circumstances.
Award Agreement Terms in the Event of a Change in Control or Going Private Transaction
The award agreements governing the restricted stock units of the Company provide that upon a change in control or going private transaction of the Company, the applicable NEO will be entitled to either (in the successor entity’s discretion) (a) cash equal to the unvested restricted stock units multiplied by the per share price paid in the change in control or going private transaction, or (b) only if the successor entity is a publicly-traded company, a replacement restricted stock unit award from the successor entity with the same terms. Any such cash award as provided in clause (a) above would be payable, and any replacement restricted stock unit award as provided in clause (b) above would vest, upon the earliest of (i) the date the restricted stock units were originally scheduled to vest so long as the applicable NEO remains continuously employed by the Company, MSGE, MSGS or any of their respective subsidiaries and if such entities remain affiliates of the Company, (ii) death, (iii) a termination without “cause” or a resignation for “good reason” (as each term is defined in the applicable award agreement) from the Company, a subsidiary or the successor entity, or (iv) only if the successor entity elects clause (b) above, upon a resignation without “good reason” from the Company, a subsidiary or the successor entity, that is at least six months, but no more than nine months, following the change in control or going private transaction.
The award agreements governing the performance stock units of the Company provide that upon a change in control or going private transaction of the Company, the unvested performance stock units will vest at the target level and be payable (i) upon a change in control, regardless of whether the applicable NEO’s employment is terminated, or (ii) following a going private transaction, upon the earlier of (x) July 1, 2026 (in the case of fiscal year 2024 awards) or January 1, 2028 (in the case of 2025 awards), if the applicable NEO is employed by the Company, MSGE, MSGS or any of their respective subsidiaries and if such entities remain affiliates of the Company, (y) death or (z) a termination without “cause” or a resignation for “good reason” (as each term is defined in the applicable award agreement) from the Company, a subsidiary or the successor entity. In March 2024, the Compensation Committee determined to deem (i) all then outstanding Company performance stock units (excluding certain Company performance stock units granted to certain employees of MSGE; for more information see “Awards Issued in Connection with the MSGE Distribution”) and (ii) any Company performance stock units granted during the remainder of the 2024 fiscal year (collectively, the “Converted PSUs”), earned at 100% of target and, accordingly, the Converted PSUs are no longer subject to performance-based vesting conditions.
The award agreements governing the stock options of the Company provide that upon a change in control or going private transaction of the Company, the applicable NEO will be entitled to either (a) cash equal to the number of options multiplied by the excess of the per share price paid in the change in control or going private transaction over the exercise price, or (b) only if the successor entity is a publicly traded company, a replacement option award from the successor entity with the same terms. Any such cash award would be payable, or substitute unvested options would vest, upon the earliest of (i) the date the options were originally scheduled to vest so long as the NEO remains continuously employed by the Company, MSGE, MSGS or any of their respective subsidiaries and if such entities remain affiliates of the Company, (ii) a termination without “cause” or a resignation for “good reason” (as each term is defined in the applicable award agreement) from the Company, a subsidiary or successor entity, within three years following the change in control or going private transaction, or (iii) only if the successor entity elects clause (b) above, upon a resignation without “good reason” from the Company, a subsidiary or successor entity, that is at least six months, but no more than nine months following the change in control or going private transaction. Any stock options that have an exercise price greater than the per share price paid in the change in control or going private transaction may be cancelled for no consideration.
The award agreements governing the FY24 premium priced performance options provide that upon a change in control or going private transaction of the Company, the applicable NEO will be entitled to either (a) cash equal to the number of options multiplied by the excess of the per share price paid in the change in control or going private transaction over the exercise price, or (b) only if the successor entity is a publicly traded company, a replacement option award from the successor entity with the same terms. Any such cash award would be payable, or substitute unvested options would vest, upon the earliest of (i) the date the options were originally scheduled to vest so long as the NEO remains continuously employed by the Company (and in the case of Mr. Dolan, as Chief Executive Officer and/or Executive Chairman), (ii) a termination without “cause” or a resignation for “good reason” (as each term is defined in the applicable award agreement) from the Company within three years following the change in control or going private transaction, or (iii) only if the successor entity elects clause (b) above, upon a resignation without “good reason” from the Company that is at least six months, but no more than nine months following the change in control or going private transaction. Any substitute stock options that vest in accordance with the foregoing sentence shall remain exercisable for the lesser of three years and the remaining term of the options. Any stock options that have an exercise price greater than the per share price paid in the change in control or going private transaction may be cancelled for no consideration.
The award agreements governing Mr. Dolan’s performance vesting options granted pursuant to his employment agreement provide that upon a change in control or going private transaction of the Company, (I) with respect to options that have achieved any of the applicable share price hurdles as of the date of the change in control or going private transaction of the Company (the “Achievement Options”) and (II) with respect to 25% of any remaining unvested options, Mr. Dolan will be entitled to either (a) cash equal to the number of options multiplied by the excess of the per share price paid in the change in control or going private transaction over the exercise price, or, with respect to the Achievement Options, the greater of the price paid in the change in control or going private transaction or the per stock price using the methodology in the award agreements, or (b) only if the successor entity is a publicly traded company, a replacement option award from the successor entity with the same terms. Any such cash award would be payable, or substitute unvested options would vest, upon the earliest of (i) the date the options were originally scheduled to vest so long as Mr. Dolan remains continuously employed by the Company, including, without limitation, as either Chief Executive Officer and/or Executive Chairman, (ii) a termination without “cause” or a resignation for “good reason” (as each term is defined in the applicable award agreement) from the Company within three years following the change in control or going private transaction, or (iii) upon a resignation without “good reason” from the Company that is at least six months, but no more than nine months following the change in control or going private transaction. Any substitute stock options that vest in accordance with the foregoing sentence shall remain exercisable for the remaining term of the options. Any stock options that have an exercise price greater than the per share price paid in the change in control or going private transaction may be cancelled for no consideration.
The award agreements governing all other performance stock options of the Company provide that upon a change in control or going private transaction of the Company, the unvested performance stock options will vest at the target level (or at actual performance if the going private transaction is effective following the applicable performance period) and be payable (i) upon a change in control, regardless of whether the applicable NEO’s employment is terminated or (ii) following a going private transaction, (x) if the options are not exercisable on the effective date, upon the earliest of (1) the date the options were originally scheduled to vest so long as the NEO remains continuously employed by the Company, MSGE, MSGS or affiliates of such entities and if such entities remain affiliates of the Company or (2) a termination without “cause” or a resignation for “good reason” (as each term is defined in the applicable award agreement) from the Company, a subsidiary or successor entity, within three years following the going private transaction, or (y) if the options are exercisable on the effective date, promptly following the going private transaction. Any performance stock options that have an exercise price greater than the per share price paid in the change in control or going private transaction may be cancelled for no consideration.
Quantification of Termination and Severance
The following tables set forth a quantification of estimated severance and other benefits payable by the Company to the NEOs who were employed by the Company as of December 31, 2025 under various circumstances regarding the termination of their employment. A discussion of the benefits payable to Mses. Greenberg and Franco and Mr. Brunner as a result of their separations from the Company follows the tables set forth below. In calculating these amounts, we have taken into consideration or otherwise assumed the following:
•Termination of employment occurred after the close of business on December 31, 2025.
•We have valued equity awards (other than stock options) using the closing market price of our Class A Common Stock of $95.08 on the NYSE on December 31, 2025.
•We have valued stock options at their intrinsic value equal to the closing market price of our Class A Common Stock of $95.08 on the NYSE on December 31, 2025, less the per share exercise price, multiplied by the number of shares underlying the stock options.
•We have assumed that the per share price paid in a change in control or going private transaction is equal to the closing market price of our Class A Common Stock of $95.08 on the NYSE on December 31, 2025.
•In the event of termination of employment, the payment of certain long-term incentive awards and other amounts may be delayed, depending upon the terms of each specific award agreement, the provisions of the applicable NEO’s employment agreement and the applicability of Code Section 409A. In quantifying aggregate termination payments, we have not taken into account the timing of the payments and we have not discounted the value of payments that would be made over time, except where otherwise disclosed.
•We have assumed that all performance objectives for performance-based long-term awards are achieved (but not exceeded).
•We have assumed that on December 31, 2025, each NEO who was also simultaneously employed by MSGE, MSGS or both is simultaneously terminated from the Company, MSGE and MSGS, as applicable.
For the avoidance of doubt, the following tables do not disclose any severance or other benefits payable to any NEO by MSGE, MSGS or AMC Global Media as a result of their termination from the Company, MSGE MSGS, or AMC Global Media as applicable, including any entitlement to the vesting of equity issued by MSGE, MSGS or AMC Global Media. For additional information regarding information payable to certain NEOs in connection with a termination as of June 30, 2025 from MSGE and MSGS, as applicable, see MSGE’s and MSGS’s 2025 Definitive Proxy Statements, as applicable, as well as such NEO’s employment agreement with MSGE and MSGS, as applicable.
Benefits Payable as a Result of Voluntary Termination of Employment by NEO, Termination of Employment by NEO Due to Retirement, or Termination of Employment by the Company for Cause
In the event of a voluntary termination of employment, a retirement, or termination by the Company for Cause, none of the NEOs would have been entitled to any payments at December 31, 2025, excluding any pension or other vested retirement benefits.

Benefits Payable as a Result of Termination of Employment by the Company Without Cause or Termination of Employment by NEO for Good Reason*

Elements	James L. Dolan		Robert Langer		Jennifer Koester		David Granville- Smith		Christopher Winters
Severance	$1,380,000	(1)	$4,000,000	(1)	$7,250,000	(1)	$3,200,000	(1)	$560,000	(2)
Pro rata bonus	$567,318	(3)	$1,000,000	(4)	$2,827,500	(3)	$986,640	(3)	$13,333	(4)
Unvested restricted stock	$2,557,367	(5)	$3,037,426	(5)	$10,642,019	(5)	$8,736,806	(5)	—
Unvested performance stock	$7,671,910	(6)	$1,912,439	(6)	$6,869,530	(6)	$4,469,806	(6)	—
Unvested stock options	$84,351,423	(7)	—		$16,367,233	(7)	—		—
_____________
*The amounts in this table do not include any pension or other vested retirement benefits.
(1)Represents severance equal to two times the sum of his or her annual base salary and annual target bonus.
(2)Represents severance equal to the sum of his annual base salary and annual target bonus.
(3)Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs under the Company’s program without regard to personal performance objectives.
(4)Represents a pro rata annual target bonus for the year in which termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs under the Company’s program without regard to Company, business unit or personal performance objectives.
(5)Represents the full vesting of the 2024 fiscal year, 2024 Transition Period and 2025 LTIP grants of restricted stock units (ratable- and cliff-vesting), as applicable, which are: Mr. Dolan, 26,897 units ($2,557,367) (2024 fiscal year only); Mr. Langer, 20,114 units ($1,912,439) (2025 only); Ms. Koester, 6,829 units ($649,301), 41,347 units ($3,931,273) and 51,763 units ($4,921,626), respectively; and Mr. Granville-Smith, 8,966 units ($852,487), 16,067 units ($1,527,650) and 20,114 units ($1,912,439), respectively. With respect to Mr. Granville-Smith, the amount also includes the full vesting of 46,742 units ($4,444,229) granted in June 2023 in connection with Mr. Granville-Smith’s commencement of employment with the Company, which was intended to compensate him for forfeited compensation from his previous employer, with respect to Mr. Langer, the amount also includes the full vesting of 11,832 units ($1,124,987) granted in March 2025 in connection with Mr. Langer’s commencement of employment with the Company, which was intended to align him with Company stockholders, and with respect to Ms. Koester, the amount also includes the full vesting of 11,988 units ($1,139,819) granted in April 2024 in connection with Ms. Koester’s commencement of employment with the Company, which was intended to compensate her for forfeited compensation from her previous employer.
(6)Represents the full vesting of the 2024 fiscal year and 2025 LTIP grants of performance stock units (in the case of the 2024 fiscal year, Converted PSUs), as applicable, which are: Mr. Dolan, 80,689 units ($7,671,910) (2024 fiscal year only); Mr. Langer, 20,114 units ($1,912,439) (2025 only); Ms. Koester, 20,487 units ($1,947,904) and 51,763 units ($4,921,626), respectively; and Mr. Granville-Smith, 26,897 units ($2,557,367) and 20,114 units ($1,912,439), respectively. The Company did not grant performance stock units during the 2024 Transition Period.
(7)With respect to Mr. Dolan and Ms. Koester, a prorata portion of all unexercised and outstanding FY24 premium priced performance options would become exercisable on October 20, 2026 (and would remain exercisable for three years), with such prorated portion calculated in accordance with their respective award agreements. For Mr. Dolan, such pro rata vesting would consist of (i) 299,321 options with an exercise price of $42.23, (ii) 299,321 options with an exercise price of $45.60 and (iii) 299,321 options with an exercise price of $50.67, and for Ms. Koester, such pro rata vesting would consist of (i) 111,539 options with an exercise price of $42.23, (ii) 111,539 options with an exercise price of $45.60 and (iii) 111,539 options with an exercise price of $50.67. With respect to Mr. Dolan, the service condition applicable to all unvested performance vesting options granted pursuant to his employment agreement would be deemed satisfied but such options would remain subject to the vesting requirements relating to the achievement of the applicable share price hurdles (one of which had been achieved as of December 31, 2025), such that 450,000 options from the First Performance Vesting Option Award and 246,175 options from the Second Performance Vesting Option Award would vest.

Benefits Payable as a Result of Termination of Employment Due to Death*

Elements	James L. Dolan		Robert Langer		Jennifer Koester		David Granville- Smith		Christopher Winters
Severance	—		—		—		—		—
Pro rata bonus	$567,318	(1)	$1,000,000	(2)	$2,827,500	(1)	$986,640	(1)	$13,333	(2)
Unvested restricted stock	$2,557,367	(3)	$3,037,426	(3)	$10,642,019	(3)	$8,736,806	(3)	—
Unvested performance stock	$7,671,910	(4)	$1,912,439	(4)	$6,869,530	(4)	$4,469,806	(4)	—
Unvested stock options	$130,644,839	(5)	—		$23,233,829	(5)	—		—
______________
*The amounts in this table do not include any pension or other vested retirement benefits.
(1)Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs under the Company’s program but without regard to personal performance objectives.
(2)Represents a pro rata annual target bonus for the year in which termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs under the Company’s program without regard to Company, business unit or personal performance objectives.
(3)Represents the full vesting of the 2024 fiscal year, 2024 Transition Period and 2025 LTIP grants of restricted stock units (ratable- and cliff-vesting), as applicable, which are: Mr. Dolan, 26,897 units ($2,557,367) (2024 fiscal year only); Mr. Langer, 20,114 units ($1,912,439) (2025 only); Ms. Koester, 6,829 units ($649,301), 41,347 units ($3,931,273) and 51,763 units ($4,921,626), respectively; and Mr. Granville-Smith, 8,966 units ($852,487), 16,067 units ($1,527,650) and 20,114 units ($1,912,439), respectively. With respect to Mr. Granville-Smith, the amount also includes the full vesting of 46,742 units ($4,444,229) granted in June 2023 in connection with Mr. Granville-Smith’s commencement of employment with the Company, which was intended to compensate him for forfeited compensation from his previous employer, with respect to Mr. Langer, the amount also includes the full vesting of 11,832 units ($1,124,987) granted in March 2025 in connection with Mr. Langer’s commencement of employment with the Company, which was intended to align him with Company stockholders, and with respect to Ms. Koester, the amount also includes the full vesting of 11,988 units ($1,139,819) granted in April 2024 in connection with Ms. Koester’s commencement of employment with the Company, which was intended to compensate her for forfeited compensation from her previous employer.
(4)Represents the full vesting of the 2024 fiscal year and 2025 LTIP grants of performance stock units (in the case of 2024, Converted PSUs), as applicable, which are: Mr. Dolan, 80,689 units ($7,671,910) (2024 fiscal year only); Mr. Langer, 20,114 units ($1,912,439) (2025 only); Ms. Koester, 20,487 units ($1,947,904) and 51,763 units ($4,921,626), respectively; and Mr. Granville-Smith, 26,897 units ($2,557,367) and 20,114 units ($1,912,439), respectively. The Company did not grant performance stock units during the 2024 Transition Period.
(5)With respect to Mr. Dolan and Ms. Koester, all unexercised and outstanding FY24 premium priced performance options would become exercisable immediately in the event of death (and would be exercisable for three years following death). For Mr. Dolan, such vesting would consist of (i) 408,164 options with an exercise price of $42.23, (ii) 408,164 options with an exercise price of $45.60 and (iii) 408,164 options with an exercise price of $50.67, and for Ms. Koester, such vesting would consist of (i) 158,333 options with an exercise price of $42.23, (ii) 158,333 options with an exercise price of $45.60 and (iii) 158,334 options with an exercise price of $50.67. With respect to Mr. Dolan, in the event of death, 25% of all unvested performance vesting options granted pursuant to his employment agreement that have not vested based on the achievement of the applicable share price hurdles would become exercisable immediately and the service condition applicable to the remaining unvested performance vesting options would be deemed satisfied but such options would remain subject to the vesting requirements relating to the achievement of the applicable share price hurdles (one of which had been achieved as of December 31, 2025), such that 787,500 options from the First Performance Vesting Option Award and 430,806 options from the Second Performance Vesting Option Award would vest.

Benefits Payable as a Result of Termination of Employment Due to Disability*

Elements	James L. Dolan		Robert Langer		Jennifer Koester		David Granville- Smith		Christopher Winters
Severance	—		—		—		—		—
Pro rata bonus	$567,318	(1)	$1,000,000	(2)	$2,827,500	(1)	$986,640	(1)	$13,333	(2)
Unvested restricted stock	$2,557,367	(3)	$3,037,426	(3)	$10,642,019	(3)	$8,736,806	(3)	—
Unvested performance stock	$7,671,910	(4)	$1,912,439	(4)	$6,869,530	(4)	$4,469,806	(4)	—
Unvested stock options	$100,323,045	(5)	—		$23,233,829	(5)	—		—
______________
*The amounts in this table do not include any pension or other vested retirement benefits.
(1)Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs under the Company’s program but without regard to personal performance objectives.
(2)Represents a pro rata annual target bonus for the year in which termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs under the Company’s program without regard to Company, business unit or personal performance objectives.
(3)Represents the full vesting of the 2024 fiscal year, 2024 Transition Period and 2025 fiscal year LTIP grants of restricted stock units (ratable- and cliff-vesting), as applicable, which are: Mr. Dolan, 26,897 units ($2,557,367) (2024 fiscal year only); Mr. Langer, 20,114 units ($1,912,439) (2025 only); Ms. Koester, 6,829 units ($649,301), 41,347 units ($3,931,273) and 51,763 units ($4,921,626), respectively; and Mr. Granville-Smith, 8,966 units ($852,487), 16,067 units ($1,527,650) and 20,114 units ($1,912,439), respectively. With respect to Mr. Granville-Smith, the amount also includes the full vesting of 46,742 units ($4,444,229) granted in June 2023 in connection with Mr. Granville-Smith’s commencement of employment with the Company, which was intended to compensate him for forfeited compensation from his previous employer, with respect to Mr. Langer, the amount also includes the full vesting of 11,832 units ($1,124,987) granted in March 2025 in connection with Mr. Langer’s commencement of employment with the Company, which was intended to align him with Company stockholders, and with respect to Ms. Koester, the amount also includes the full vesting of 11,988 units ($1,139,819) granted in April 2024 in connection with Ms. Koester’s commencement of employment with the Company, which was intended to compensate her for forfeited compensation from her previous employer.
(4)Represents the full vesting of the 2024 fiscal year and 2025 LTIP grants of performance stock units (in the case of 2024, Converted PSUs), as applicable, which are: Mr. Dolan, 80,689 units ($7,671,910) (2024 fiscal year only); Mr. Langer, 20,114 units ($1,912,439) (2025 only); Ms. Koester, 20,487 units ($1,947,904) and 51,763 units ($4,921,626), respectively; and Mr. Granville-Smith, 26,897 units ($2,557,367) and 20,114 units ($1,912,439), respectively. The Company did not grant performance stock units during the 2024 Transition Period.
(5)With respect to Mr. Dolan and Ms. Koester, all unexercised and outstanding FY24 premium priced performance options would become exercisable on October 20, 2026 in the event of termination by the Company due to disability (and would be exercisable for three years following the vesting date). For Mr. Dolan, such vesting would consist of (i) 408,164 options with an exercise price of $42.23, (ii) 408,164 options with an exercise price of $45.60 and (iii) 408,164 options with an exercise price of $50.67, and for Ms. Koester, such vesting would consist of (i) 158,333 options with an exercise price of $42.23, (ii) 158,333 options with an exercise price of $45.60 and (iii) 158,334 options with an exercise price of $50.67. With respect to Mr. Dolan, in the event of disability, the service condition applicable to all unvested performance vesting options granted pursuant to his employment agreement would be deemed satisfied but such options would remain subject to the vesting requirements relating to the achievement of the applicable share price hurdles (one of which had been achieved as of December 31, 2025), such that 450,000 options from the First Performance Vesting Option Award and 246,175 options from the Second Performance Vesting Option Award would vest.

Benefits Payable as a Result of Termination of Employment by the Company without Cause or for Good Reason Following a Change in Control or Going Private Transaction(1)(2)*

Elements	James L. Dolan		Robert Langer		Jennifer Koester		David Granville- Smith		Christopher Winters
Severance	$1,380,000	(3)	$4,000,000	(3)	$7,250,000	(3)	$3,200,000	(3)	$560,000	(4)
Pro rata bonus	$567,318	(5)	$1,000,000	(6)	$2,827,500	(5)	$986,640	(5)	$13,333	(6)
Unvested restricted stock	$2,557,367	(7)	$3,037,426	(7)	$10,642,019	(7)	$8,736,806	(7)	—	(7)
Unvested performance stock	$7,671,910	(8)	$1,912,439	(8)	$6,869,530	(8)	$4,469,806	(8)	—	(8)
Unvested stock options	$130,644,839	(9)	—		$23,233,829	(9)	—		—
______________
*The amounts in this table do not include any pension or other vested retirement benefits.
(1)The information in this table and the footnotes hereto describe amounts payable as a result of certain terminations of employment by the NEO or the Company following a change in control. The amounts payable as a result of termination of employment by the NEO or the Company following a going private transaction are generally equal to or less than the amounts payable as a result of termination of employment by the NEO or the Company following a change in control. Notwithstanding the amounts set forth in this table, if any payment otherwise due to any of the NEOs would result in the imposition of an excise tax under Code Section 4999, then the Company would instead pay to the applicable NEO either (a) the amounts set forth in this table, or (b) the maximum amount that could be paid to such NEO without the imposition of the excise tax, whichever results in a greater amount of after-tax proceeds to such NEO.
(2)The amounts in this table assume that the applicable NEO has either been terminated without “cause” or resigned for “good reason” following such a change in control or going private transaction. The award agreements applicable to stock awards held by the NEOs dictate the terms of the vesting of those awards and any severance or bonus reflected in this table is provided as a result of the terms of the applicable NEO’s employment agreement and its terms related to termination without “cause” or resigned for “good reason,” and such severance is not enhanced by the change of control or going private transaction. For additional information, see “—Award Agreement Terms in the Event of a Change in Control or Going Private Transaction” above.
(3)Represents severance equal to two times the sum of his or her annual base salary and annual target bonus.
(4)Represents severance equal to his annual base salary and annual target bonus.
(5)Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs under the Company’s program without regard to personal performance objectives.
(6)Represents a pro rata annual target bonus for the year in which termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs under the Company’s program without regard to Company, business unit or personal performance objectives.
(7)Represents the full vesting of the 2024 fiscal year, 2024 Transition Period and 2025 fiscal year LTIP grants of restricted stock units (ratable- and cliff-vesting), as applicable, which are: Mr. Dolan, 26,897 units ($2,557,367) (2024 fiscal year only); Mr. Langer, 20,114 units ($1,912,439) (2025 only); Ms. Koester, 6,829 units ($649,301), 41,347 units ($3,931,273) and 51,763 units ($4,921,626), respectively; and Mr. Granville-Smith, 8,966 units ($852,487), 16,067 units ($1,527,650) and 20,114 units ($1,912,439), respectively. With respect to Mr. Granville-Smith, the amount also includes the full vesting of 46,742 units ($4,444,229) granted in June 2023 in connection with Mr. Granville-Smith’s commencement of employment with the Company, which was intended to compensate him for forfeited compensation from his previous employer, with respect to Mr. Langer, the amount also includes the full vesting of 11,832 units ($1,124,987) granted in March 2025 in connection with Mr. Langer’s commencement of employment with the Company, which was intended to align him with Company stockholders, and with respect to Ms. Koester, the amount also includes the full vesting of 11,988 units ($1,139,819) granted in April 2024 in connection with Ms. Koester’s commencement of employment with the Company, which was intended to compensate her for forfeited compensation from her previous employer.
(8)Represents the full vesting of the 2024 and 2025 fiscal year LTIP grants of performance stock units (Converted PSUs), as applicable, which are: Mr. Dolan, 80,689 units ($7,671,910) (2024 fiscal year only); Mr. Langer, 20,114 units ($1,912,439) (2025 only); Ms. Koester, 20,487 units ($1,947,904) and 51,763 units ($4,921,626), respectively;

and Mr. Granville-Smith, 26,897 units ($2,557,367) and 20,114 units ($1,912,439), respectively. The Company did not grant performance stock units during the 2024 Transition Period.
(9)With respect to Mr. Dolan and Ms. Koester, all unexercised and outstanding FY24 premium priced performance options would become exercisable immediately in the event of a termination without “cause” or a resignation for “good reason” within three years following a change in control or going private transaction. For Mr. Dolan, such vesting would consist of (i) 408,164 options with an exercise price of $42.23, (ii) 408,164 options with an exercise price of $45.60 and (iii) 408,164 options with an exercise price of $50.67, and for Ms. Koester, such vesting would consist of (i) 158,333 options with an exercise price of $42.23, (ii) 158,333 options with an exercise price of $45.60 and (iii) 158,334 options with an exercise price of $50.67. With respect to Mr. Dolan, any performance vesting options granted pursuant to his employment agreement for which the applicable share prices hurdles were achieved as of the date of a change in control or going private transaction (one of which had been achieved as of December 31, 2025) and 25% of any remaining unvested performance vesting options would become exercisable immediately in the event of a termination without “cause” or a resignation for “good” reason within three years following a change of control or going private transaction, such that 787,500 options from the First Performance Vesting Option Award and 430,806 options from the Second Performance Vesting Option Award would vest.
Benefits Payable to Former Executives as a Result of Separation
Effective as of September 2, 2025, Ms. Greenberg separated from the Company. Based on Ms. Greenberg’s service to the Company and MSG Networks, and subject to her execution and non-revocation of a release agreement with the Company and MSG Networks, Ms. Greenberg received the following benefits in connection with her departure: (i) the vesting in full of 21,913 restricted stock units (valued at $1,302,290 as of the vesting date) and 19,781 performance stock units (Converted PSUs) (valued at $1,175,585 as of the vesting date) that were subject to performance criteria that were previously deemed satisfied by the Compensation Committee, (ii) the payment of $2,025,000, equal to Ms. Greenberg’s 2025 target bonus in lieu of any amount payable under the Company’s MPIP with respect to 2025 and (iii) the waiver by the Company and MSG Networks of the non-compete covenant contained in Ms. Greenberg’s employment agreement.
Effective as of October 31, 2025, Ms. Franco separated from the Company. Ms. Franco received the following severance benefits in accordance with her employment agreement: (i) a payment of $2,200,000 (equal to two times the sum of Ms. Franco’s annual base salary and annual target bonus) and (ii) a prorated annual bonus for 2025 of $565,263. In addition, on October 31, 2025, all of the service conditions and time-based restrictions were eliminated on each of her outstanding: (i) 21,805 restricted stock units (valued at $1,493,206 as of her separation date), (ii) 3,278 performance stock units (Converted PSUs) (valued at $224,477 as of her separation date), which performance stock units had been previously deemed earned at target by the Compensation Committee, and (iii) 8,283 2025 performance stock units (valued at $567,220 as of her separation date assuming target performance), which will vest upon the Compensation Committee’s certification of satisfaction of the applicable performance criteria.
Effective as of October 17, 2025, Mr. Brunner resigned from the Company. He did not receive any payments in connection with his separation from the Company.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information with respect to compensation plans in effect as of December 31, 2025 under which equity securities of the Company are authorized for issuance.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)(2) (a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights(3) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(2) (c)
Class A Common Stock Equity compensation plans approved by security holders	8,078,295	$41.35	2,023,962
Class A Common Stock Equity compensation plans not approved by security holders	—	—	—
Total	8,078,295	$41.35	2,023,962
______________
(1)Includes the following plans: Employee Stock Plan, MSGN’s Employee Stock Plan and the Director Stock Plan. Consists of 950,476 restricted stock units, 280,375 Converted PSUs, 281,382 performance stock units and 6,566,062 outstanding stock options. Does not reflect the gross number of shares underlying awards issued in connection with the Networks Merger as a result of the assumption of the MSG Networks stock options and restricted stock unit awards (both time-vesting and target performance-vesting), which were converted into stock options or restricted stock units, respectively, denominated in shares of Class A Common Stock. The number of stock options issued in connection with such assumption and conversion was 630,239 and the weighted average exercise price of such converted stock options was $109.77 per share of Class A Common Stock.
(2)In March 2026 the Compensation Committee granted awards of restricted stock units and target performance stock units under the Company’s Employee Stock Plan covering an aggregate of 241,106 shares, and restricted stock units and target performance stock units under MSGN’s Employee Stock Plan covering an aggregate of 5,808 shares. The number of securities in columns (a) and (c) do not reflect the grant of these units.
(3)Represents the weighted average exercise price of the 6,566,062 outstanding stock options.
In connection with the closing of the Networks Merger, we assumed MSGN’s Employee Stock Plan and may grant awards covering shares of Class A Common Stock under that plan. The material terms of MSGN’s Employee Stock Plan are described below.
MSGN’s Employee Stock Plan is administered by the Compensation Committee. Awards may be granted under MSGN’s Employee Stock Plan to certain employees of the Company (non-overlap MSG Networks employees at the time of the Networks Merger) and its affiliates as the Compensation Committee may determine. The total number of shares of MSGN Class A Common Stock that were originally eligible to be issued pursuant to awards under MSGN’s Employee Stock Plan was 12,500,000. To the extent that (i) an award is paid, settled or exchanged or expires, lapses, terminates or is cancelled for any reason, in whole or in part, without the issuance of shares, (ii) any shares under an award are not issued because of payment or withholding obligations or (iii) restricted shares revert back to the Company prior to the lapse of the restrictions or are applied by the Company for purposes of tax withholding obligations, then the Compensation Committee may also grant awards with respect to such shares or restricted shares. Awards payable only in cash or property other than shares do not reduce the aggregate remaining number of shares with respect to which awards may be made under MSGN’s

Employee Stock Plan and shares relating to any other awards that are settled in cash or property other than shares, when settled, will be added back to the aggregate remaining number of shares with respect to which awards may be made under the plan.
Under the MSGN Employee Stock Plan, the Company may grant options and stock appreciation rights, which will be exercisable at a price determined by the Compensation Committee on the date of grant, which price will be no less than the fair market value of a share of Class A Common Stock on the date the option or stock appreciation right is granted. MSGN’s Employee Stock Plan prohibits, in each case without the approval of the Company’s stockholders (1) repricing options and stock appreciation rights (other than in connection with Adjustment Events, as defined under the plan), (2) repurchasing options or stock appreciation rights for cash when the exercise price equals or exceeds the fair market value of a share of Class A Common Stock or (3) option or stock appreciation right automatic reload provisions. The Company may also grant restricted shares and restricted stock units. The participant of a restricted share will have the rights of a stockholder, subject to any restrictions and conditions specified by the Compensation Committee in the participant’s award agreement. Notwithstanding the previous sentence, unless the Compensation Committee determines otherwise, all ordinary cash dividends paid upon any restricted share prior to its vesting will be retained by the Company for the account of the relevant participant and upon vesting will be paid to the relevant participant. The Compensation Committee may grant other equity-based or equity-related awards to participants subject to terms and conditions it may specify. These awards may entail the transfer of shares or payment in cash based on the value of shares.
The Board or the Compensation Committee may discontinue MSGN’s Employee Stock Plan at any time and from time to time may amend or revise the terms of MSGN’s Employee Stock Plan or any award agreement, as permitted by applicable law, except that it may not (a) make any amendment or revision in a manner unfavorable to a participant (other than if immaterial), without the consent of the participant or (b) make any amendment or revision without the approval of the stockholders of the Company if such approval is required by the rules of the stock exchange on which the Company’s shares are listed.

CEO PAY RATIO
We are providing the following information about the relationship of the median annual total compensation of our employees and the total compensation of Mr. James L. Dolan, our Executive Chairman and Chief Executive Officer as of December 31, 2025, pursuant to the SEC’s pay ratio disclosure rules set forth in Item 402(u) of Regulation S-K (“Item 402(u)”). The pay ratio is calculated in a manner consistent with the SEC’s pay ratio disclosure rules.
To identify our median employee, we first determined our employee population as of December 31, 2025, which consisted of employees located in the U.S. and internationally, representing all full-time, part-time, seasonal and temporary employees employed by the Company on that date. Using information from our payroll records, we then measured each employee’s annual total compensation, consisting of base salary, overtime payments, short and long-term incentives, and sales incentives. For non-U.S. employees paid in local currency, the total annual compensation was translated to U.S. dollars using published exchange rates as of December 31, 2025, and total compensation for full-time and part-time employees who were employed for less than the full fiscal year (i.e., full-time and part-time employees who were hired during the course of the 2025) was annualized. The Company did not otherwise make any adjustments under Item 402(u).
Once we identified the median employee, we then determined that employee’s total compensation, including any perquisites and other benefits, in the same manner that we determined the total compensation of our NEOs for purposes of the Summary Compensation Table above.
Given the nature of our business, approximately 67% of our employee population consists of part-time, seasonal and temporary employees. These employees, by the nature of their limited hours worked during the year, have relatively low total compensation when compared to full-time employees. Item 402(u) does not permit annualized or full-time equivalent adjustments to the compensation of seasonal or temporary employees when identifying our median employee or calculating the pay ratio.

Using these guidelines, during 2025, our Executive Chairman and Chief Executive Officer had total compensation of $14,284,275 and the median-compensated employee, a Custodian, had total compensation of $37,719. The resulting ratio was 379:1.
Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio provided above may not be comparable to the pay ratio reported by other companies, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratio.

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) and Item 402(v) of Regulation S-K, the table below sets forth information about the relationship between compensation actually paid (“CAP”) to our principal executive officer (“PEO”) and Non-PEO NEOs and certain financial performance measures of the Company and how the Company aligns executive compensation with the Company’s performance.
CAP represents an amount calculated in accordance with the SEC’s prescribed formula pursuant to Dodd-Frank and does not represent compensation actually paid to or earned by our NEOs in any reporting period. Neither the Compensation Committee nor the Company directly used this information when making compensation-related decisions for any reporting period. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with Company performance, refer to the “Compensation Discussion and Analysis” section of this proxy statement.

					Value of Initial Fixed $100 Investment Based on:			Company Selected Performance Measure
Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid for PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid for Non-PEO NEOs ($)(4)	Total Shareholder Return ($)(5)	Peer Group Total Shareholder Return ($)(5)(6)	(GAAP) Net Income (Loss) ($000s)(7)	Adjusted Operating Income (Loss) ($000s)(8)
2025	14,284,275	215,581,326	4,734,461	9,617,714	274.58	291.10	33,405	261,824
TP 2024	17,997,716	27,631,283	3,155,081	3,655,625	116.44	213.79	(231,233)	22,662
2024	27,441,193	29,168,063	4,625,124	4,492,350	101.25	193.67	(200,649)	80,731
2023	16,310,205	12,079,152	3,038,031	2,642,673	79.10	131.39	505,680	(122,520)
2022	19,243,679	9,274,510	3,756,214	2,727,399	70.16	105.96	(190,147)	133,555
2021	8,323,840	(741,453)	3,228,102	3,411,600	111.96	157.08	(395,560)	(271,012)
______________
(1)The dollar amounts reported for the PEO, Mr. Dolan, under “Summary Compensation Table Total” are the amounts of total compensation reported for Mr. Dolan for each corresponding reporting period in the “Total” column of the Summary Compensation Table.
(2)The dollar amounts reported for Mr. Dolan under “Compensation Actually Paid” represent the amount of CAP to Mr. Dolan, as computed in accordance with Item 402(v) of Regulation S-K. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to Mr. Dolan’s total compensation for 2025 to determine CAP:

James L. Dolan
2025
Total Compensation as reported in Summary Compensation Table	14,284,275
Subtract change in pension value as reported in Summary Compensation Table	—
Add pension value attributable to covered reporting period’s service and any change in such value attributable to plan amendments made in covered reporting period	—
Subtract value of equity awards as reported in Summary Compensation Table	(13,027,275)
Add reporting period-end fair value of equity awards granted in covered reporting period that were unvested at end of covered reporting period	60,215,259
Add change in fair value from end of prior reporting period to vesting date for awards made in prior reporting periods that vested during covered reporting period	3,166,503
Add vesting date fair value of equity awards granted in covered reporting period that vested during covered reporting period	—
Add change in fair value from end of prior reporting period to end of covered reporting period for awards granted in prior reporting periods that were unvested at end of covered reporting period(a)	150,942,564
Subtract fair value of awards forfeited in covered reporting period determined at end of prior reporting period	—
Add dividends or other earnings paid on stock or option awards in covered reporting period that are not otherwise included in total compensation for covered reporting period	—
Compensation Actually Paid to PEO*(a)	215,581,326
______________
*    Note: Numbers in rows may not sum due to rounding.
(a)Includes change in fair value of Company awards granted prior to the MSGE Distribution.
(3)The dollar amounts reported under “Average Summary Compensation Total for Non-PEO NEOs” represent the average of the amounts reported for the Company’s NEOs as a group (excluding Mr. Dolan) in the “Total” column of the Summary Compensation Table in each applicable reporting period. The NEOs included for purposes of calculating the average amounts in each applicable reporting period are as follows: (i) for 2025, Robert Langer, Jennifer Koester, David Granville-Smith, Christopher Winters, Andrea Greenberg, Laura Franco and Gregory Brunner; (ii) for the 2024 Transition Period, Jennifer Koester, Andrea Greenberg, David Granville-Smith, Gregory Brunner and David F. Byrnes; (iii) for 2024, David F. Byrnes, Jennifer Koester, Andrea Greenberg, David Granville-Smith, Gregory Brunner, and Gautam Ranji; (iv) for 2023, Andrea Greenberg, David Granville-Smith, Gautam Ranji, Gregory Brunner, David F. Byrnes, Jamal H. Haughton, and Philip G. D’Ambrosio; (v) for 2022, Andrea Greenberg, David F. Byrnes, Jamal H. Haughton, Philip G. D’Ambrosio, Andrew Lustgarten, Mark H. FitzPatrick, and Scott S. Packman; and (vi) for 2021, Andrew Lustgarten, Mark H. FitzPatrick, Scott S. Packman, and Philip G. D’Ambrosio.
(4)The dollar amounts reported under “Average Compensation Actually Paid for Non-PEO NEOs” represent the average amount of CAP to the NEOs as a group (excluding Mr. Dolan), as computed in accordance with Item 402(v) of Regulation S-K. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to the Non-PEO NEOs’ total compensation for 2025 to determine CAP:

Non-PEO NEO Averages
2025
Total Compensation as reported in Summary Compensation Table	4,734,461
Subtract change in pension value as reported in Summary Compensation Table	(2,970)
Add pension value attributable to covered reporting period’s service and any change in such value attributable to plan amendments made in covered reporting period	—
Subtract value of equity awards as reported in Summary Compensation Table	(2,450,214)
Add reporting period-end fair value of equity awards granted in covered reporting period that were unvested at end of covered reporting period	2,772,220
Add change in fair value from end of prior reporting period to vesting date for awards made in prior reporting periods that vested during covered reporting period	492,922
Add vesting date fair value of equity awards granted in covered reporting period that vested during covered reporting period	97,754
Add change in fair value from end of prior reporting period to end of covered reporting period for awards granted in prior reporting periods that were unvested at end of covered reporting period(a)	4,404,735
Subtract fair value of awards forfeited in covered reporting period determined at end of prior reporting period	(431,194)
Add dividends or other earnings paid on stock or option awards in covered reporting period that are not otherwise included in total compensation for covered reporting period	—
Compensation Actually Paid to Non-PEO NEOs*(a)	9,617,714
______________
*    Note: Numbers in rows may not sum due to rounding.
(a)Includes change in fair value of Company awards granted prior to the MSGE Distribution.
(5)Cumulative Total Shareholder Return is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the company’s share price at the end and the beginning of the measurement period by the company’s share price at the beginning of the measurement period.
(6)As permitted by SEC rules, the peer group referenced for purposes of “Peer Group Total Shareholder Return” is the S&P 500 Media & Entertainment Index, which is the industry index reported in our Annual Report on Form 10-K in accordance with Regulation S-K Item 201(e). In prior years, we used the Bloomberg Americas Entertainment Index; however, that index was discontinued in 2025 by Bloomberg. Accordingly, we have used the S&P 500 Media & Entertainment Index as a replacement for the discontinued index and because the Bloomberg Americas Entertainment Index was discontinued, we are unable to compare our cumulative total return with that index.
(7)Reflects Net Income as reported in our Transition Report on Form 10-KT or Annual Report on Form 10-K for the relevant reporting period, as applicable. Net Income (Loss) Attributable to Sphere Stockholders was $33,405 in 2025, $(231,233) in the 2024 Transition Period, $(200,649) in fiscal year 2024, $502,772 in fiscal year 2023, $(194,395) in fiscal year 2022, and $(377,192) in fiscal year 2021.
(8)Reflects adjusted operating income as defined in our Transition Report on Form 10-KT or Annual Report on Form 10-K for the relevant reporting period, as applicable.

Financial Performance Measures
As described in greater detail in the “Compensation Discussion & Analysis” section of this proxy statement, our approach to executive compensation is designed to directly link pay to performance, recognize both corporate and individual performance, promote long-term stock ownership, attract, retain and motivate talented executives, and balance risk and reward while taking into consideration stakeholder feedback as well as market trends and practices. The most important performance measures used by the Company to link CAP to the Company’s NEOs for 2025 to the Company’s performance are:
•AOI; and
•Company business unit strategic objectives.
Analysis of the Information Presented in the Pay versus Performance Table
While we utilize several performance measures to align executive compensation with performance, all of those measures are not presented in the Pay versus Performance Table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with CAP for a particular reporting period. In accordance with Item 402(v) of Regulation S-K, we are providing the following graphic descriptions of the relationships between information presented in the Pay versus Performance Table.

Compensation Actually Paid vs. Net Income (Loss)
Compensation Actually Paid ($000s)
$250,000
$200,000
$150,000
$100,000
$50,000
$0
-$50,000
Net Income (Loss) ($000s)
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
-$500,000
2021
2022
2023
2024
TP 2024
2025
PEO CAP
Non-PEO NEO CAP
Net Income (Loss)

Compensation Actually Paid vs. Adjusted Operating Income (Loss)
$250,000
$200,000
$150,000
$100,000
$50,000
$0
-$50,000
$1,500,000
$1,200,000
$900,000
$600,000
$300,000
$0
-$300,000
Compensation Actually Paid ($000s)
Adjusted Operating Income (Loss) ($000s)
2021
2022
2023
2024
TP 2024
2025
PEO CAP
Non-PEO NEO CAP
Adjusted Operating Income (Loss)

Compensation Actually Paid vs. Company TSR
$250,000
$200,000
$150,000
$100,000
$50,000
$0
-$50,000
Compensation Actually Paid ($000s)
$375
$300
$225
$150
$75
$0
-$75
Company TSR (Value of $100 Investment Made on 6/30/2020)
2021
2022
2023
2024
TP 2024
2025
PEO CAP
Non-PEO NEO CAP
Company TSR

Company TSR vs. Peer Group TSR
(Value of $100 Investment Made on 6/30/2020)
$350
$300
$250
$200
$150
$100
$50
$0
2021
2022
2023
2024
TP 2024
2025
Company TSR
Peer Group TSR

GRANT OF CERTAIN EQUITY AWARDS CLOSE IN TIME TO THE RELEASE OF MATERIAL NON-PUBLIC INFORMATION
The Compensation Committee’s charter sets forth certain requirements with respect to the granting of equity awards. While annual equity-based compensation generally must be approved promptly following the announcement of the Company’s year-end earnings, the Compensation Committee has the authority in its discretion to approve equity-based awards at other times during the year for other reasons, including to provide compensation to new employees. Generally, the Compensation Committee does not take material non-public information into account when determining the timing of the grant of equity awards, including options. However, the Company’s employment agreement with Mr. Dolan provided the Compensation Committee the discretion to delay the grant of the 2025 non-qualified performance vesting option grant while there was material non-public information. When the Compensation Committee has had the discretion to delay the grant of an equity award because of material non-public information, the Compensation Committee has considered (i) the nature of material non-public information, (ii) the length of time until the material non-public information will be disclosed, and (iii) the lack of certainty surrounding the material non-public information and the potential impact the material non-public information could have on the Company’s stock price. The timing of the release of material non-public information is not based on affecting the value of executive compensation.
On January 8, 2025, consistent with the terms and conditions of Mr. Dolan’s employment agreement, the Compensation Committee awarded Mr. Dolan performance vesting options to purchase 984,700 shares of our Class A Common Stock. For additional information regarding Mr. Dolan’s employment agreement, see “Executive Compensation Tables — Employment Agreements.” For additional information regarding the performance vesting options, see “Compensation Discussion & Analysis — Elements of Our Compensation Program — Performance Vesting Options.”
The Company announced the appointment of Robert Langer as Executive Vice President, Chief Financial Officer and Treasurer on January 8, 2025, filing a Form 8-K following the close of the NYSE trading session (the “CFO Appointment 8-K”). The Company also announced that MSGN Holdings L.P., an indirect wholly owned subsidiary of the Company, entered into an amended and restated forbearance agreement in connection with the MSG Networks debt restructuring on January 10, 2025, filing a Form 8-K following the close of the NYSE trading session (the “Forbearance Agreement 8-K”). Accordingly, the table below sets forth certain information regarding the grant of performance vesting options to Mr. Dolan pursuant to the terms of his employment agreement, as required by Item 402(x) of Regulation S-K.

Name	Grant Date	Number of Securities Underlying the Award (#)	Exercise Price of the Award ($/Sh.)	Grant Date Fair Value of the Award ($)	Percentage change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the disclosure of material non-public information and the trading day beginning immediately following the disclosure of material nonpublic information
James L. Dolan	1/8/2025	984,700	41.37	13,027,275	0.56%	(1)
					0.07%	(2)

______________
(1)Calculated using the closing price of Class A Common Stock on the NYSE on January 8, 2025 and January 10, 2025, of $41.37, and $41.60, per share, respectively, relating to the filing of the CFO Appointment 8-K.
(2)Calculated using the closing price of Class A Common Stock on the NYSE on January 10, 2025 and January 13, 2025, of $41.60, and $41.63, per share, respectively, relating to the filing of the Forbearance Agreement 8-K.

PROPOSAL 3 — NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
We are seeking stockholder approval, on an advisory (non-binding) basis, of the compensation of our NEOs as disclosed under the “Compensation Discussion & Analysis” and “Executive Compensation Tables” sections of this proxy statement. The Company’s stockholders previously approved, in an advisory vote held at the 2020 annual meeting of stockholders, holding an advisory vote to approve the compensation of our NEOs once every three years. Notwithstanding the foregoing, the Company has determined to hold an advisory vote to approve the compensation of our NEOs this year, in advance of 2028’s required vote. At the 2025 annual meeting of stockholders, approximately 95.1% of votes cast (including a majority of votes cast by holders of our Class A Common Stock) voted “FOR” the “say-on-pay” resolution. In considering your vote, we invite you to review the Company’s compensation philosophy and program under “Compensation Discussion & Analysis.” As described in the Compensation Discussion & Analysis, we believe that the Company’s executive compensation program effectively aligns the interests of our NEOs with those of our stockholders by tying a significant portion of compensation to the Company’s performance and by providing a competitive level of compensation needed to recruit, retain and motivate talented executive officers critical to the Company’s long-term success. We are asking our stockholders to vote “FOR” the adoption of the following resolution:
“RESOLVED, that the stockholders of Sphere Entertainment Co. (“SPHR”) approve, on an advisory basis, the compensation of SPHR’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in SPHR’s Proxy Statement for the 2026 annual meeting under the headings ‘Compensation Discussion & Analysis’ and ‘Executive Compensation Tables’.”
While we intend to carefully consider the voting results of this proposal, the vote is advisory in nature and therefore not binding on us, our Board or our Compensation Committee. Our Board and Compensation Committee value the opinions of all our stockholders and will consider the outcome of this vote when making future compensation decisions for our NEOs.
Vote Required for Approval
Approval of this proposal requires the favorable vote of a majority of the votes cast by the holders of our Class A Common Stock and Class B Common Stock, voting together as a single class. In accordance with our Articles of Incorporation, holders of our Class A Common Stock will have one vote per share and holders of our Class B Common Stock will have ten votes per share.
The Board unanimously recommends that you vote FOR this proposal.

PROPOSAL 4 — NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION
As required by Regulation 14A of the Exchange Act, we are seeking a stockholder vote, on an advisory basis, on the frequency with which we include in our proxy statement an advisory vote on NEO executive compensation. By voting on this proposal, stockholders may indicate whether they prefer that we seek such an advisory vote every one, two or three years. Pursuant to Section 14A of the Exchange Act, we are required to hold at least once every six years an advisory stockholder vote to determine the frequency of the advisory stockholder vote on executive compensation.
After consideration of this proposal, our Board determined that an advisory vote on NEO compensation that occurs every three years is the most appropriate alternative for the Company and therefore recommends a vote for a triennial advisory vote. In reaching its recommendation, our Board considered that a triennial advisory vote would permit the pay for performance elements of our compensation programs to be judged over a period of time. Our Board believes that a well-structured compensation program should include policies and practices that emphasize the creation of stockholder value over the long-term and that the effectiveness of such plans cannot be best evaluated on an annual or biennial basis.
While we intend to carefully consider the voting results of this proposal, the vote is advisory in nature and therefore not binding on us, our Board or our Compensation Committee. Our Board and Compensation Committee value the opinions of all our stockholders and will consider the outcome of this vote when deciding upon the frequency of stockholder votes on executive compensation.
Vote Required for Approval
Approval of this proposal requires the favorable vote of a majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class. In accordance with our Articles of Incorporation, holders of Class A Common Stock will have one vote per share and holders of Class B Common Stock will have ten votes per share.

The Board unanimously recommends that an advisory vote to approve the compensation of our named executive officers be held every “Three Years.”

OUR EXECUTIVE OFFICERS
The following individuals are our executive officers:

James L. Dolan(1)	Executive Chairman and Chief Executive Officer
Robert Langer	Executive Vice President, Chief Financial Officer and Treasurer
Jennifer Koester	President and Chief Operating Officer of Sphere
David Granville-Smith	Executive Vice President
Allen Lo	Executive Vice President and Chief Legal Officer
Christopher Winters	Senior Vice President, Controller and Principal Accounting Officer
______________
(1)The biography for James L. Dolan appears above under “Proposal 1 — Election of Directors.”

ROBERT LANGER, 62, has served as Executive Vice President, Chief Financial Officer and Treasurer since January 2025. He was previously employed by The Walt Disney Company (together with its subsidiaries and affiliates, “Disney”), a leading diversified international entertainment and media enterprise, where he most recently served as Global Leader of Enterprise - Wide Financial Planning (from 2019 to March 2024) and Corporate Strategy (from 2022 to March 2024). In that role, he led key finance processes and oversaw forecasts, annual budgets and long-range plans, directed the corporate strategy group, orchestrated mergers and acquisitions activities, explored strategic alternatives and oversaw a technology-focused incubator program. He also oversaw certain company-wide functions, including the data analytics group, sourcing and procurement functions and the international labor standards team. Prior to that, Mr. Langer held various financial leadership positions at Disney since 1999, including Chief Financial Officer - Disney ABC Television Group; Country Manager & GM - Germany / Switzerland / Austria (GSA); General Manager - Disney Consumer Products, Europe; Chief Financial Officer - Disney Consumer Products; and Chief Financial Officer - Disneyland Resort. Prior to his time at Disney, Mr. Langer was a Senior Case Leader at The Boston Consulting Group. Mr. Langer currently serves on the advisory board of the German American Business Association and as a director on the supervisory board of Ravensburger AG, a privately held international company with several renowned toy brands.
JENNIFER KOESTER, 52, has served as President and Chief Operating Officer of Sphere since June 2024. Prior to that, she served as President, Sphere Business Operations of the Company from February to June 2024. Before joining the Company, Ms. Koester served as the Managing Director, Americas Strategic Alliances, Global Partnerships of Google LLC (“Google”), a subsidiary of Alphabet Inc. (“Alphabet”), from June 2020 to January 2024. Ms. Koester also served as a member of the Go-to-Market Advisory Board of CapitalG, Alphabet’s independent growth fund, from May 2021 to January 2024. Also at Google, Ms. Koester served as Director, Telecommunications and Video Distributors, Global Partnerships from 2016 to 2020. Prior to joining Google, Ms. Koester served as Senior Vice President, Advanced Advertising Product Development, Data Analytics and Ad Operations from 2014 to 2016, and as Vice President, Law-Privacy, Product Management and Subpoena Compliance from 2005 to 2014, of Cablevision Systems Corporation. Prior to that, she served as Associate Attorney, Intellectual Technology, Privacy, Advertising and Entertainment from 1999 to 2005 at Manatt, Phelps & Phillips, LLP and as Associate Attorney, Intellectual Property and Information Technology from 1997 to 1999 at Thelen Reid Brown Raysman & Steiner LLP.
DAVID GRANVILLE-SMITH, 59, has served as the Executive Vice President of the Company, MSGS and AMC Global Media, since June 2023. Previously, Mr. Granville-Smith served as the Chief Operating Officer and Chief Financial Officer of A&E Television Networks, LLC (“A+E Networks”), a global media and entertainment brand portfolio, from December 2016 to June 2023, and as A+E Networks’ Executive Vice President and Chief Financial Officer from July 2014 to December 2016. As Chief Financial Officer of A+E Networks, Mr. Granville-Smith led all key financial functions across the company, including Finance and Accounting, Financial Planning and Analysis, Treasury and Tax, and as Chief Operating Officer, Mr. Granville-Smith oversaw Technology, Media Production and Operations, Engineering and Broadcast Operations, Digital Product Technology and Office Services and Facilities. Mr. Granville-Smith was also responsible for the Corporate Development & Strategy Group. During his tenure at A+E Networks, he provided strategic, financial, and operational leadership across all divisions of the company, including the Brand Portfolio Group, Ad Sales,

Distribution, Digital and International, in order to drive the company’s overall growth and value creation. While at A+E Networks, Mr. Granville-Smith served on the boards of A+E Networks Latin America, Propagate Content, Vice TV and Vice Media. Prior to joining A+E Networks, Mr. Granville-Smith held various positions at J.P. Morgan Chase & Co. (“J.P. Morgan”) and The Bear Stearns Companies, Inc., which was acquired by J.P. Morgan in 2008, from 1991 to 2014, including Managing Director and Head of the Media Group in the Investment Banking Division at J.P. Morgan from 2008 to 2014. Prior to that, he worked in the Mergers & Acquisitions Group at Smith Barney from 1989 to 1991. Throughout his career in banking, Mr. Granville-Smith worked on a multitude of significant strategic and financing transactions for companies in the diversified media and entertainment, television network, content distribution and telecommunications industries. Mr. Granville-Smith serves as a trustee of the Parrish Art Museum in Water Mill, New York.
ALLEN LO, 58, has served as Executive Vice President and Chief Legal Officer of the Company and of MSGE since March 2026. Prior to that, Mr. Lo served as Deputy General Counsel at Meta Platforms, Inc. (formerly known as Facebook, Inc., “Meta”), a social technology company, from 2017 through 2026. At Meta, Mr. Lo was responsible for intellectual property matters globally, including copyright counseling for Meta's GenAI products. Previously, Mr. Lo served as Deputy General Counsel, Patents and IP Litigation at Google from 2012 to 2017, where he was responsible for patent portfolio development, licensing, litigation and policy. Prior to Google, Mr. Lo served as Deputy General Counsel and Vice President, Legal at Juniper Networks, Inc. (acquired by the Hewlett Packard Enterprise Company in 2025), a company offering networking products, including Al-native networks, from 2000 to 2011 and worked in private practice at Finnegan, Henderson, Farabow, Garrett & Dunner LLP from 1993 to 2000. Mr. Lo has also worked in the public sector as a law clerk at the U.S. District Court in San Jose, California, in 1999 and as an examiner at the U.S. Patent and Trademark Office from 1990 to 1993. Mr. Lo has served as a member of the Board of Visitors at Georgetown University Law Center since 2020.
CHRISTOPHER WINTERS, 45, has served as Senior Vice President, Controller and Principal Accounting Officer of the Company since November 2025. Previously, he served as Vice President, Accounting at MSGE from May 2023 to November 2025. In that role, he was responsible for all technical accounting and accounting policy-related matters across MSGE. He also served in a divisional controller capacity for MSGE’s Marketing Partnerships, Premium Hospitality and Accounts Receivable, Credit & Collection Shared Services Groups. Prior to his role at MSGE, Mr. Winters served as Vice President, Accounting at the Company (formerly Madison Square Garden Entertainment Corp.) from April 2020 to May 2023. Prior to his role at the Company, Mr. Winters served in various Vice President and Director roles at MSGS (formerly The Madison Square Garden Company) from January 2016 to April 2020. Prior to these roles, from October 2002 to January 2016, Mr. Winters served in the audit practice of Ernst & Young, LLP, a professional services firm providing audit, tax and advisory services, most recently as a Senior Manager, focused primarily on media & entertainment and technology clients.

TRANSACTIONS WITH RELATED PARTIES

RELATIONSHIP BETWEEN US, MSGE, MSGS AND AMC GLOBAL MEDIA
The Company, MSGE, MSGS and AMC Global Media are all under the control of the Dolan Family Group. The Company, on the one hand, and MSGE, MSGS or AMC Global Media, on the other hand, are parties to the agreements described in this section. Certain of the agreements summarized in this section are included as exhibits to our Annual Report on Form 10-K, and the following summaries of those agreements are qualified in their entirety by reference to the agreements as filed. Additional information concerning the arrangements between us and each of MSGE, MSGS and AMC Global Media is set forth in Note 19 to our financial statements included in our Annual Report on Form 10-K.
Agreements with MSGE
For purposes of governing the ongoing relationship between the Company and MSGE and to provide for our orderly transition of MSGE from a wholly-owned subsidiary of the Company to a separate, publicly traded company, we entered into several agreements with MSGE.
Distribution Agreement
On March 29, 2023, we entered into a Distribution Agreement (the “MSGE Distribution Agreement”) with MSGE as part of a series of transactions pursuant to which MSGE acquired the subsidiaries, business and other assets of ours that now constitute MSGE’s business.
Under the MSGE Distribution Agreement, the Company and MSGE provided each other with indemnities with respect to certain liabilities, and released each other from certain claims, in each case arising out of each company’s business and other matters related to the MSGE Distribution.
The MSGE Distribution Agreement also provides for access to records and information, cooperation in defending litigation, as well as methods of resolution for certain disputes.
Transition/Services Agreement
On March 29, 2023, we entered into a Transition Services Agreement with MSGE (as was amended from time to time, the “MSGE TSA”), with a term of two years, under which, in exchange for the fees specified in such agreement, MSGE agreed to provide certain corporate and other services to the Company, including with respect to such areas as information technology, security, accounts payable, payroll, tax, certain legal functions, human resources, insurance and risk management, government affairs, investor relations, corporate communications, benefit plan administration and reporting, and internal audit functions as well as certain marketing functions. The Company similarly agreed to provide certain transition services to MSGE.
Effective January 1, 2025, the MSGE TSA was terminated and was replaced by a Services Agreement with MSGE (as may be amended from time to time, the “MSGE Services Agreement”), with a term of two years, pursuant to which the Company and MSGE have agreed to provide similar services to those provided under the MSGE TSA in exchange for the fees specified in the MSGE Services Agreement. For the year ended December 31, 2025, the Company recorded approximately $68.2 million of expenses payable to MSGE pursuant to the MSGE Services Agreement (inclusive of certain amounts received for the provision of executive support discussed below under “—Other Arrangements and Agreements with Sphere Entertainment, MSG Sports and/or AMC Global Media”).
The Company and MSGE, as parties providing services under the MSGE Services Agreement, agreed to indemnify the party receiving services for losses incurred by such party that arise out of or are otherwise in connection with the provision by such party of services under the agreement, except to the extent that such losses result from the receiving party’s gross negligence, willful misconduct or breach of its obligations under the agreement. Similarly, each party receiving services under the agreement agreed to indemnify the party providing services for losses incurred by such party that arise out of or are otherwise in connection with the indemnifying party’s receipt of services under the agreement if such losses result from the receiving party’s gross negligence, willful misconduct or breach of its obligations under the agreement.
Tax Disaffiliation Agreement
On March 29, 2023, we entered into a Tax Disaffiliation Agreement (the “MSGE Tax Disaffiliation Agreement”) with MSGE that governs MSGE’s and our respective rights, responsibilities and obligations with respect to taxes and tax benefits, the filing of tax returns, the control of audits and other tax matters.
The MSGE Tax Disaffiliation Agreement requires that neither MSGE nor any of its subsidiaries will take, or fail to take, any action where such action, or failure to act, would be inconsistent with or preclude the MSGE Distribution from qualifying as a tax-free transaction to the Company and to its stockholders under Section 355 of the Code, or would otherwise cause holders of SPHR stock that received MSGE stock in the MSGE Distribution to be taxed as a result of the MSGE Distribution and certain transactions undertaken in connection with the MSGE Distribution.
Moreover, MSGE is required to indemnify the Company and its subsidiaries, directors and officers for any taxes, resulting from action or failure to act, if such action or failure to act precludes the MSGE Distribution from qualifying as a tax-free transaction (including taxes imposed as a result of a violation of the restrictions set forth above).
Employee Matters Agreement
On March 29, 2023, we entered into an employee matters agreement with MSGE that allocates assets, liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs and certain other related matters in connection with the MSGE Distribution. Following the MSGE Distribution Date, we and MSGE generally each have responsibility for our respective employees and compensation plans.
Other Arrangements and Agreements with MSGE
The Company, through its Holoplot business, is also providing certain technology services to MSG Entertainment venues. For the year ended December 31, 2025, the Company recorded approximately $1.0 million of revenues from MSGE pursuant to such arrangements.
In 2025, the Company entered into an advertising sales and representation agreement pursuant to which MSGE has the non-exclusive right and obligation, for a commission and certain cost reimbursements, to sell advertising availabilities of MSGN. The agreement has an initial term expiring on June 30, 2029, with automatic one-year renewals thereafter and subject to certain termination rights, including MSGN’s right to terminate if certain sales thresholds are not met or if MSGE no longer acts as sales representative for advertising and sponsorship assets of the Knicks and the Rangers. For the year ended December 31, 2025, the Company recorded approximately $383,266 of expenses payable to MSGE pursuant to such arrangement.
Agreements with MSGS
As a result of the 2020 Distribution, we entered into several agreements with MSGS.
Distribution Agreement
On March 31, 2020, the Company entered into a Distribution Agreement with MSGS (the “2020 Distribution Agreement”) in connection with the 2020 Distribution.
Under the 2020 Distribution Agreement, the Company and MSGS provided each other with indemnities with respect to certain liabilities, and released each other from certain claims, in each case arising out of each company’s business and other matters related to the 2020 Distribution.
The 2020 Distribution Agreement also provides for access to records and information, cooperation in defending litigation, as well as methods of resolution for certain disputes.

Tax Disaffiliation Agreement
On March 31, 2020, the Company entered into a Tax Disaffiliation Agreement with MSGS (the “2020 Tax Disaffiliation Agreement”) that governs the Company’s and MSGS’ respective rights, responsibilities and obligations with respect to taxes and tax benefits, the filing of tax returns, the control of audits and other tax matters.
The 2020 Tax Disaffiliation Agreement requires that neither us nor any of our subsidiaries take, or fail to take, any action where such action, or failure to act, would be inconsistent with or preclude the 2020 Distribution from qualifying as a tax-free transaction to MSGS and to its stockholders under Section 355 of the Code, or would otherwise cause holders of the MSGS’ stock receiving SPHR stock in the 2020 Distribution to be taxed as a result of the 2020 Distribution and certain transactions undertaken in connection with the 2020 Distribution.
Moreover, each party must indemnify the other party and its subsidiaries, directors and officers for any taxes, resulting from action or failure to act, if such action or failure to act precludes the 2020 Distribution from qualifying as a tax-free transaction (including taxes imposed as a result of a violation of the restrictions set forth above).
Employee Matters Agreement
On March 31, 2020, we entered into an employee matters agreement with MSGS that allocates assets, liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs and certain other related matters in connection with the 2020 Distribution. Following the 2020 Distribution Date, we and MSGS generally each have responsibility for our respective employees and compensation plans.
Media Rights Agreements
The media rights agreements between MSGN and MSGS covering the Knicks and the Rangers provide MSGN exclusive media rights to team games in their local markets. The media rights agreements became effective July 2015 and were amended on June 27, 2025. The amended agreements have terms that will expire after the 2028-29 NBA and NHL seasons, respectively, subject to a right of first refusal in favor of MSGN. The amended media rights agreements (among other things) eliminated the annual rights fees escalators and effectively reduced the media rights fees by 28% for the Knicks and 18% for the Rangers, respectively, as of January 1, 2025. The stated annual rights fee for the fiscal year ended June 30, 2025 was $123.7 million for the Knicks and $39.3 million for the Rangers. The rights fee is subject to adjustments in certain circumstances, including if MSGS does not make available a minimum number of games in any year. MSGN has certain rights to match third-party offers received by the Knicks or the Rangers, as the case may be, for the media rights following the term of the agreement.
Additionally on June 27, 2025, MSGN issued penny warrants to MSG Sports exercisable for 19.9% of the common stock of MSGN in connection with amendments to the media rights agreements between MSGN and each of the Knicks and the Rangers. The estimated fair value of the penny warrants was $0 at inception.
Other Arrangements and Agreements with MSGE, MSGS and/or AMC Global Media
The Company shares certain executive support costs, including office space, executive assistants, security and transportation costs, for the Company’s Executive Chairman and Chief Executive Officer with MSGE and MSGS, for Gregg G. Seibert, the Company’s Vice Chairman, with MSGE, MSGS and AMC Global Media, for David Granville-Smith, the Company’s Executive Vice President, with MSGS and AMC Global Media. The Company’s portion of such executive support expenses for 2025 was approximately $782,695. The Company’s subsidiary, MSG Networks, is party to an one or more agreements with AMC Global Media, pursuant to which AMC Global Media provides MSG Networks with (i) certain origination, master control and technical services and (ii) certain consulting services. For the year ended December 31, 2025, the Company recorded approximately $5.2 million of expenses payable to AMC Global Media pursuant to these arrangements.
The Company has also entered into a number of commercial and other arrangements and agreements with MSGE and its subsidiaries, MSGS and its subsidiaries and AMC Global Media and its subsidiaries, none of which are material to the Company. For 2025, these included, but were not limited to, arrangements for the use of equipment, lease and use of offices and other premises, provision of transport services and vendor services, access to technology, certain licensing agreements, sponsorship agreements, certain trademark licensing arrangements and lease of suites and sponsorship assets of the Company.
In addition, the Company and each of MSGE, MSGS and AMC Global Media are party to aircraft arrangements described below. See “— Aircraft Arrangements.”

AIRCRAFT ARRANGEMENTS
The Company has various arrangements with a subsidiary of MSGE and a subsidiary of MSGS, pursuant to which the Company has the right to lease on a “time-sharing” basis certain aircraft leased by MSGE and lease on a non-exclusive dry lease basis certain aircraft leased by MSGS, and pursuant to which MSGE provides certain aircraft support services. The three companies have agreed to allocate expenses in connection with the use by each company (or their executives) of aircraft leased by MSGE and MSGS. Pursuant to these arrangements, the Company made payments to MSGE of $7.4 million and MSGS of $2.3 million during the year ended December 31, 2025. In calculating the amounts payable under these agreements, the parties allocate in good faith the treatment of any flight that is for the benefit of both companies.
The Company has agreed to an allocation of the costs of personal helicopter use (including commutation) with MSGE, MSGS and AMC Global Media for certain executives. The Company’s portion of such expenses during 2025 was $273,099. See “Compensation Discussion & Analysis — Perquisites — Aircraft Arrangements.”

DOLAN FAMILY ARRANGEMENTS
From time to time, certain services of the Company may be made available to members of the Dolan family and to entities owned by them. It is the policy of the Company to receive reimbursement for the costs of these services. See “Stock Ownership Table” for a description of registration rights agreements among the Dolan family interests and the Company.
Since March 2016, Ryan Dolan, a director and the son of James L. Dolan, the Executive Chairman and Chief Executive Officer, as well as a director, of the Company, has been employed by Sphere Entertainment Group, LLC in a non-executive officer position. During 2025, Mr. Ryan Dolan earned $831,469.
In addition, the Company and certain Dolan family entities are party to aircraft arrangements described above. See “— Aircraft Arrangements.”

OTHER
Allie Greenberg, the daughter of Ms. Andrea Greenberg, the Company’s former President and Chief Executive Officer of MSG Networks, has been employed by a subsidiary of the Company in a non-executive officer position since December 2023, and previously provided services to the Company on a consulting basis. During 2025, Ms. Allie Greenberg earned $196,153.

CERTAIN RELATIONSHIPS AND POTENTIAL CONFLICTS OF INTEREST
Our Executive Chairman and Chief Executive Officer, James L. Dolan, also serves as the Executive Chairman and Chief Executive Officer of MSGE and MSGS and as Non-Executive Chairman of AMC Global Media. Furthermore, eight of our director nominees (including James L. Dolan) also serve as directors of MSGE, nine of our director nominees (including James L. Dolan) also serve as directors of MSGS, and six of our director nominees (including James L. Dolan) also serve as directors of AMC Global Media, Kristin A. Dolan serves as Chief Executive Officer and on the board of directors of AMC Global Media concurrently with her service on our Board. In addition, David Granville-Smith, the Company’s Executive Vice President, also serves as Executive Vice President of MSGS and AMC Global Media, Gregg G. Seibert, the Company’s Vice Chairman, also serves as Vice Chairman of MSGE, MSGS and AMC Global Media, Allen Lo, the Company’s Executive Vice President and Chief Legal Officer, also serves as Executive Vice President and Chief Legal Officer of MSGE, and Mark C. Cresitello, the Company’s Senior Vice President, Deputy General Counsel and Secretary, also serves as Senior Vice President, Deputy General Counsel and Secretary of MSGS and MSGE. Therefore, these individuals may have or have had actual or apparent conflicts of interest with respect to matters involving or affecting the Company, on the one hand, and MSGE, MSGS or AMC Global Media, on the other hand. For example, there is the potential for a conflict of interest when we and MSGE, MSGS and/or AMC Global Media look at certain acquisitions and other corporate opportunities that may be suitable for more than one of the companies. Also, conflicts may arise if there are issues or disputes under the commercial arrangements that exist between MSGE, MSGS and/or AMC Global Media and us. In addition, certain of our officers and directors own MSGE, MSGS and/or AMC Global Media stock, restricted stock units, performance stock units, stock options and/or performance stock options. These ownership interests could create actual, apparent or potential conflicts of interest when these individuals are faced with decisions that could have different implications for the Company, MSGE, MSGS, or AMC Global Media. See “Related Party Transaction Approval Policy” below for a discussion of certain procedures we instituted to help ameliorate any such potential conflicts that may arise.
Our Articles of Incorporation acknowledge that the Company may have overlapping directors and officers with MSGS, MSGN and AMC Global Media and their respective subsidiaries and that the Company may engage in material business transactions with such entities. In our Articles of Incorporation, the Company has renounced its rights to certain business opportunities and provided that in certain circumstances our directors and officers will not have liability to the Company or its stockholders for breach of any fiduciary duty by reason of the fact that any such individual directs a corporate opportunity to MSGS, MSGN or AMC Global Media or any of their respective subsidiaries instead of the Company, or does not refer or communicate information regarding such corporate opportunity to the Company. Our Articles of Incorporation also expressly validate certain contracts, agreements, arrangements and transactions (and amendments, modifications or terminations thereof) between the Company and MSGS, MSGN and AMC Global Media and/or any of their respective subsidiaries and provides that, to the fullest extent permitted by law, the actions of the overlapping directors and officers in connection therewith are not breaches of fiduciary duties owed to the Company or its stockholders. In connection with the Networks Merger, our Board adopted an Overlap policy to broaden the specified Company business opportunities to also cover business opportunities that had been associated with the MSGN business. In connection with the MSGE Distribution, we further updated the policy to extend similar provisions to overlapping directors and officers with MSGE and to update the specified Company business opportunities to account for the change in business following the MSGE Distribution.

RELATED PARTY TRANSACTION APPROVAL POLICY
The Company has adopted a written policy whereby an Independent Committee of our Board reviews and approves or takes such other action as it may deem appropriate with respect to transactions involving the Company and its subsidiaries, on the one hand, and in which any director, executive officer, greater than 5% stockholder of the Company or any other “related person” (as defined in Item 404 of Regulation S-K adopted by the SEC) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404, which currently apply to transactions (or any series of similar transactions) in which the amount involved exceeds the dollar threshold set forth in Item 404 (currently $120,000). To simplify the administration of the approval process under this policy, the Independent Committee may, where appropriate, establish guidelines for certain of those transactions. The policy does not cover decisions on compensation or benefits or the hiring or retention of any person. The hiring or retention of executive officers is determined by our full Board. Compensation of executive officers is subject to the approval of our Compensation Committee. This policy also does not cover any pro rata distributions to all Company stockholders, including a pro rata distribution of our Class A Common Stock to holders of our Class A Common Stock and our Class B Common Stock to holders of our Class B Common Stock. No director on the Independent Committee will participate in the consideration of a related party transaction with that director or any related person of that director.
In addition, our Board has adopted a special approval policy for transactions with MSGE, MSGS and AMC Global Media and their respective subsidiaries whether or not such transactions qualify as “related party” transactions described above. Under this policy, the Independent Committee oversees approval of all transactions and arrangements between the Company and its subsidiaries, on the one hand, and each of MSGE and its subsidiaries, MSGS and its subsidiaries and/or AMC Global Media and its subsidiaries, on the other hand, in which the amount exceeds a $1,000,000 threshold. In addition, an Independent Committee receives a quarterly update from the Company’s Internal Audit Department of all related party transactions, including transactions and arrangements between the Company and its subsidiaries on the one hand, and each of MSGE and its subsidiaries, MSGS and its subsidiaries and AMC Global Media and its subsidiaries, on the other hand, regardless of value. To simplify the administration of the approval process under this policy, an Independent Committee may, where appropriate, establish guidelines for certain of these transactions. The approval requirement does not apply to the implementation and administration of the intercompany arrangements under the policy but does cover any amendments, modifications, terminations or extensions involving amounts in excess of $1,000,000, as well as the handling and resolution of any disputes involving amounts in excess of $1,000,000. Our executive officers and directors who are also senior executives or directors of MSGE, MSGS and/or AMC Global Media may participate in the negotiation, execution, amendment, modification, or termination of intercompany arrangements subject to the policy, as well as in any resolution of disputes thereunder, on behalf of any or all of the Company, MSGE, MSGS and/or AMC Global Media, as applicable, in each case under the direction or ultimate approval of an Independent Committee or the comparable committee of the board of directors of the Company, MSGE, MSGS and/or AMC Global Media, as applicable.
Our related party transaction approval policy cannot be amended or terminated without the prior approval of a majority of the Company’s independent directors and by a majority of the directors elected by our Class B Common Stockholders. For purposes of this policy, “independent directors” means those directors who have been determined by our Board to be independent directors for purposes of the NYSE corporate governance standards.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors, certain executive officers, and persons who beneficially own more than 10% of the outstanding Class A Common Stock to file reports of ownership and changes in ownership with the SEC. The SEC regulations require the Company to identify anyone who failed to file a required report or filed a late report during 2025. With respect to Mr. Ryan Dolan, a Form 4 relating to a grant of cash-settled stock appreciation rights was not timely reported due to an administrative error by the Company. Based solely on a review of reports filed under Section 16(a) of the Exchange Act, the Company is not aware of other failures.

STOCK OWNERSHIP TABLE
The table sets forth, to the best of the Company’s knowledge and belief, certain information as of April 20, 2026 (the “Reference Date”) with respect to the beneficial ownership of Class A Common Stock and Class B Common Stock by (i) each person that beneficially owns more than 5% of any class of the outstanding shares of the Company based on the Company’s review of SEC filings, (ii) each director or director nominee of the Company and (iii) each NEO of the Company.

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
Dolan Family Group (3) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	1,831,965	6.3%	72.1%
	Class B Common Stock	6,866,754	100.0%
James L. Dolan (3)(4)(5)(6)(7)(10)(13)(17)(22) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock	1,235,503	4.2%	24.2%
	Class B Common Stock	2,244,304	32.7%
Kristin A. Dolan (3)(4)(5)(6)(7)(10)(13)(17)(22) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock	1,235,503	4.2%	24.2%
	Class B Common Stock	2,244,304	32.7%
Thomas C. Dolan (3)(5)(8)(13)(15)(18)(23) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	56,229	*	12.1%
	Class B Common Stock	1,177,861	17.2%
Brian G. Sweeney (3)(5)(9)(12)(13)(14)(20)(25) P.O. Box 509 Oyster Bay, NY 11771	Class A Common Stock	141,686	*	11.2%
	Class B Common Stock	1,082,869	15.8%
Paul J. Dolan (3)(5)(10)(17)(21) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	115,136	*	14.8%
	Class B Common Stock	1,437,495	20.9%
Marianne Dolan Weber (3)(5)(11)(13)(15)(19)(24) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock	91,831	*	11.9%
	Class B Common Stock	1,153,526	16.8%
Charles P. Dolan (5)	Class A Common Stock	11,830	*	*
	Class B Common Stock	—	—
Ryan T. Dolan (4)	Class A Common Stock	4,059	*	*
	Class B Common Stock	—	—
Quentin F. Dolan (5)	Class A Common Stock	5,405	*	*
	Class B Common Stock	—	—
Joseph J. Lhota (5)	Class A Common Stock	1,327	*	*
	Class B Common Stock	—	—
Joel M. Litvin (5)	Class A Common Stock	—	—	—
	Class B Common Stock	—	—
Debra G. Perelman (5)	Class A Common Stock	—	—	—
	Class B Common Stock	—	—

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
John L. Sykes (5)	Class A Common Stock	—	—	—
	Class B Common Stock	—	—
Vincent Tese (5)	Class A Common Stock	6,335	*	*
	Class B Common Stock	—	—
Isiah L. Thomas III (5)	Class A Common Stock	—	—	—
	Class B Common Stock	—	—
Robert H. Langer (4)	Class A Common Stock	5,232	*	*
	Class B Common Stock	—	—
Jennifer Koester (4)	Class A Common Stock	30,918	*	*
	Class B Common Stock	—	—
David Granville-Smith (4)	Class A Common Stock	56,464	*	*
	Class B Common Stock	—	—
Christopher J. Winters (4)	Class A Common Stock	3,160	*	*
	Class B Common Stock	—	—
Andrea Greenberg	Class A Common Stock	67,860	*	*
	Class B Common Stock	—	—
Laura Franco (4)	Class A Common Stock	17,770	*	*
	Class B Common Stock	—	—
Gregory Brunner	Class A Common Stock	2,292	*	*
	Class B Common Stock	—	—
All current executive officers and directors as a group (4) – (11)	Class A Common Stock	1,720,773	5.9%	65.0%
	Class B Common Stock	6,179,899	90.0%
Deborah A. Dolan-Sweeney (3)(5)(9)(12)(13)(14)(20)(25) P.O. Box 509 Oyster Bay, NY 11771	Class A Common Stock	141,686	*	11.2%
	Class B Common Stock	1,082,869	15.8%
Kathleen M. Dolan (3)(10)(13)(17) – (21)(26) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock	196,412	*	36.0%
	Class B Common Stock	3,497,067	50.9%
Mary S. Dolan (3)(14)(20)(22) – (26) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	66,869	*	43.2%
	Class B Common Stock	4,213,782	61.4%
Matthew J. Dolan (3)(15)(18)(19) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	46,357	*	9.5%
	Class B Common Stock	918,575	13.4%
Corby Dolan Leinauer (3)(16)(22) – (26) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	36,313	*	37.4%
	Class B Common Stock	3,645,746	53.1%
Charles F. Dolan Children Trust FBO James L. Dolan (3)(6)(7)(10)(13)(17) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock	44,342	*	9.4%
	Class B Common Stock	916,156	13.3%

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
Charles F. Dolan Children Trust FBO Thomas C. Dolan (3)(8)(13)(15)(18) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	20,156	*	4.8%
	Class B Common Stock	468,423	6.8%
Charles F. Dolan Children Trust FBO Marianne Dolan Weber (3)(11)(13)(15)(19) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock	24,187	*	4.6%
	Class B Common Stock	450,152	6.6%
Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney (3)(9)(12)(13)(14)(20) P.O. Box 509 Oyster Bay, NY 11771	Class A Common Stock	24,187	*	5.3%
	Class B Common Stock	511,089	7.4%
Charles F. Dolan Children Trust FBO Kathleen M. Dolan (3)(10)(13)(21) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock	24,187	*	4.8%
	Class B Common Stock	464,392	6.8%
Charles F. Dolan 2009 Family Trust FBO James L. Dolan (3)(6)(14)(16)(22) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock	6,718	*	10.7%
	Class B Common Stock	1,046,565	15.2%
Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan (3)(8)(14)(16)(23) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	6,718	*	7.3%
	Class B Common Stock	709,438	10.3%
Charles F. Dolan 2009 Family Trust FBO Marianne E. Dolan Weber (3)(11)(14)(16)(24) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock	6,718	*	6.6%
	Class B Common Stock	646,426	9.4%
Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney (3)(12)(14)(16)(25) P.O. Box 509 Oyster Bay, NY 11771	Class A Common Stock	6,718	*	5.9%
	Class B Common Stock	571,780	8.3%
Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan (3)(13)(14)(16)(26) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock	6,718	*	6.3%
	Class B Common Stock	614,590	9.0%
BlackRock, Inc. (27) 50 Hudson Yards New York, NY 10001	Class A Common Stock	3,853,804	13.3%	3.9%
	Class B Common Stock	—	—
Ariel Investments, LLC (28) 200 E. Randolph Street, Suite 2900 Chicago, IL 60601	Class A Common Stock	3,168,534	11.0%	3.2%
	Class B Common Stock	—	—

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
Jericho Capital Asset Management L.P. (29) 510 Madison Avenue, 27th Floor New York, NY 10022	Class A Common Stock	2,805,615	9.7%	2.9%
	Class B Common Stock	—	—
Morgan Stanley (30) 1585 Broadway New York, NY 10036	Class A Common Stock	1,747,934	6.0%	1.8%
	Class B Common Stock	—	—
Barclays PLC (31) 1 Churchill Place London E14 5HP United Kingdom	Class A Common Stock	1,676,042	5.8%	1.7%
	Class B Common Stock	—	—
Dimensional Fund Advisors LP (32) 6300 Bee Cave Road, Building One Austin, TX 78746	Class A Common Stock	1,435,410	5.0%	1.5%
	Class B Common Stock	—	—
______________
*Less than 1%.
(1)Beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contract, arrangement, understanding and relationship or otherwise. Unless indicated, beneficial ownership disclosed consists of sole voting and investment power. Beneficial ownership of Class A Common Stock is exclusive of the shares of Class A Common Stock that are issuable upon conversion of shares of Class B Common Stock. Share ownership reflects rounding for share-based compensation in the aggregate, not by specific tranche or award.
(2)Shares of Class B Common Stock are convertible into shares of Class A Common Stock at the option of the holder on a share for share basis. The holder of one share of Class A Common Stock has one vote per share at a meeting of our stockholders and the holder of one share of Class B Common Stock has ten votes per share at a meeting of our stockholders, except in the separate elections of directors. Holders of Class A Common Stock have the right to elect 25% of our Board rounded up to the nearest whole director and the holders of Class B Common Stock have the right to elect the remaining members of our Board.
(3)Members of the Dolan family have formed a “group” for purposes of Section 13(d) of the Exchange Act. The members of this group (the “Group Members”) are: James L. Dolan; Thomas C. Dolan; Kathleen M. Dolan, individually and as co-trustee of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan, the Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney, the Charles F. Dolan Children Trust FBO Marianne Dolan Weber, the Charles F. Dolan Children Trust FBO Thomas C. Dolan and the Charles F. Dolan Children Trust FBO James L. Dolan (hereinafter collectively referred to as the “Dolan Children Trusts” and individually, a “Dolan Children Trust”) and as sole trustee of the Ryan Dolan 1989 Trust and Tara Dolan 1989 Trust; Marianne E. Dolan Weber; Deborah A. Dolan-Sweeney; Patrick F. Dolan; the Dolan Children Trust FBO Kathleen M. Dolan; the Dolan Children Trust FBO Marianne Dolan Weber; the Dolan Children Trust FBO Deborah Dolan-Sweeney; the Dolan Children Trust FBO James L. Dolan; the Dolan Children Trust FBO Thomas C. Dolan; the Charles F. Dolan 2009 Family Trust FBO James L. Dolan; the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan; the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan; the Charles F. Dolan 2009 Family Trust FBO Marianne E. Dolan Weber; the Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney; the Charles F. Dolan 2009 Family Trust FBO Patrick F. Dolan; the Ryan Dolan 1989 Trust; the Tara Dolan 1989 Trust; the Marianne E. Dolan Weber 2012 Descendants Trust (the “MDW 2012 Descendants Trust”); and the Kathleen M. Dolan 2012 Descendants Trust (the “KMD 2012 Descendants Trust”). Individuals who are not Group Members but are trustees of trusts that are Group Members are Corby Dolan Leinauer, as co-trustee of the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan, the Charles F. Dolan 2009 Family Trust FBO James L. Dolan, the Charles F. Dolan 2009 Family Trust FBO Marianne E. Dolan

Weber, the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan, the Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney and the Charles F. Dolan 2009 Family Trust FBO Patrick F. Dolan (collectively, the “2009 Family Trusts” and individually, a “2009 Family Trust”); Paul J. Dolan, as co-trustee of the Dolan Children Trust FBO Kathleen M. Dolan, the Dolan Children Trust FBO James L. Dolan and the KMD 2012 Descendants Trust; Matthew J. Dolan, as co-trustee of the Dolan Children Trust FBO Marianne Dolan Weber and the Dolan Children Trust FBO Thomas C. Dolan; Mary S. Dolan, as co-trustee of the Dolan Children Trust FBO Deborah Dolan-Sweeney, each of the 2009 Family Trusts and the KMD 2012 Descendants Trust; and Richard Bacarri, as sole trustee of the MDW 2012 Descendants Trust. The Group Members may be deemed to beneficially own an aggregate of (i) 1,831,965 shares of Class A Common Stock and (ii) 6,866,754 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof. Group Members in the aggregate may be deemed to have the shared power to vote or direct the vote of and to dispose of or direct the disposition of 6,866,754 shares of Class B Common Stock (representing all outstanding Class B Common Stock) and the equal number of shares of Class A Common Stock issuable upon conversion thereof by reason of the terms of an agreement among the group members. Individuals who are not Group Members but are trustees of trusts that are Group Members may be deemed to beneficially own 58,744 shares of Class A Common Stock that are not beneficially owned by Group Members.
(4)Does not include unvested restricted stock units or unvested performance stock units granted under the Employee Stock Plan or MSGN’s Employee Stock Plan, or the target amount of unvested performance-based stock options granted under the Employee Stock Plan. The excluded number of restricted stock units for the following individuals are: Messrs. James L. Dolan, 26,897 units; Robert Langer, 28,825 units; David Granville-Smith, 92,712 units; Christopher Winters, 1,273 units; and Ryan T. Dolan, 6,362 units; and Ms. Jennifer Koester, 114,044. The excluded number of unvested performance stock units for the following individuals are: Messrs. James L. Dolan, 80,689 units; Robert Langer, 27,641 units: David Granville-Smith, 54,538 units; Christopher Winters, 1,273 units; and Ryan T. Dolan, 6,751 units; and Mses. Jennifer Koester, 91,621; and Laura Franco, 8,283 units. The excluded number of stock options for the following individuals are: Mr. James L. Dolan, 4,009,192 options; and Ms. Jennifer Koester, 475,000 options. With respect to Ms. Greenberg, holdings were calculated based upon a Form 144 filed with the SEC on November 25, 2025, as well Company records regarding the distribution of shares in connection with restricted stock units and performance stock units that vested subsequent to Ms. Greenberg’s termination.
(5)Does not include restricted stock units granted under the Director Stock Plan (including restricted stock units assumed by the Company in connection with the Merger in respect of existing MSG Networks awards that were granted under the MSG Networks Director Stock Plan to Messrs. Paul J. Dolan, Thomas C. Dolan, Joseph J. Lhota, Joel M. Litvin, Brian G. Sweeney, John L. Sykes and Ms. Kristin A. Dolan prior to the Merger). The excluded number of restricted stock units for each of the following individuals is: Messrs. Charles P. Dolan, 19,154 units; Paul J. Dolan, 25,762 units; Quentin F. Dolan, 19,154 units; Thomas C. Dolan, 28,786 units; Joseph J. Lhota, 27,649 units; Joel M. Litvin, 24,083 units; Brian G. Sweeney, 28,786 units; John L. Sykes, 25,919 units; Vincent Tese, 19,154 units; and Isiah L. Thomas III, 19,154 units; and Mses. Kristin A. Dolan, 23,214 units; Marianne Dolan Weber, 19,154 units and Debra G. Perelman, 4,397.
(6)James L. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of an aggregate of 1,169,693 shares of Class A Common Stock (including 977,837 shares of Class A Common Stock owned of record personally, of which 977,835 shares of Class A Common Stock have been pledged in support of one or more margin accounts as of February 25, 2026, options owned of record personally to purchase 191,110 shares of Class A Common Stock that are exercisable within 60 days of the Reference Date and 746 shares of Class A Common Stock held as custodian for one or more minor children or household members) and 281,583 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 65,810 shares of Class A Common Stock (including 631 shares of Class A Common Stock owned jointly with his spouse, 14,119 shares of Class A Common Stock owned of record personally by his spouse, 44,342 shares of Class A Common Stock owned of record by CFD 2009 Children’s Trust LLC, a wholly-owned subsidiary of the Dolan Children Trust for his benefit, of which 44,342 shares of Class A Common Stock have been pledged in support of one or more margin accounts as of February 25, 2026, and 6,718 shares of Class A Common Stock owned of record by CFD 2009 Family Trust LLC, a wholly-owned subsidiary of the 2009 Family Trust for his benefit, of which 6,717 shares of Class A Common Stock have been pledged in support of one or more margin accounts as of February 25, 2026) and an aggregate of 1,962,721 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 916,156 shares of Class B Common Stock owned of record by the Dolan Children Trust for his benefit and 1,046,565 shares of Class B Common Stock owned of record by the 2009 Family Trust for his benefit). He disclaims beneficial ownership of an aggregate of 65,925 shares of Class A Common Stock (including 746 shares of Class A Common Stock held as custodian for one or more minor children, 14,119 shares of Class A common Stock owned of record personally by his spouse, 44,342 shares of Class A Common Stock owned of record by CFD 2009 Children’s Trust LLC, a wholly-owned subsidiary of the Dolan Children Trust for his benefit, and 6,718 shares of Class A Common Stock owned of record by CFD 2009 Family Trust LLC, a wholly-owned subsidiary of the 2009 Family Trust for his benefit) and an aggregate of 1,962,721 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 916,156 shares of Class B Common Stock owned of record by the Dolan Children Trust for his benefit and 1,046,565 shares of Class B Common Stock owned of record by the 2009 Family Trust for his benefit).
(7)Kristin A. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 14,119 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 1,221,384 shares of Class A Common Stock (including 631 shares of Class A Common Stock owned jointly with her spouse, James L. Dolan, 977,837 shares of Class A Common Stock owned of record personally by her spouse, of which 977,835 shares of Class A Common Stock have been pledged in support of one or more margin accounts as of February 25, 2026, options held personally by her spouse to purchase 191,110 shares of Class A Common Stock that are exercisable within 60 days of the Reference Date, 746 shares of Class A Common Stock held by her spouse as custodian for one or more minor children or household members, 44,342 shares of Class A Common Stock owned of record by CFD 2009 Children’s Trust LLC, a wholly-owned subsidiary of the Dolan Children Trust for the benefit of her spouse, of which 44,342 shares of Class A Common Stock have been pledged in support of one or more margin accounts as of February 25, 2026, and 6,718 shares of Class A Common Stock owned of record by CFD 2009 Family Trust LLC, a wholly-owned subsidiary of the 2009 Family Trust for the benefit of her spouse, of which 6,717 shares of Class A Common Stock have been pledged in support of one or more margin accounts as of February 25, 2026) and an aggregate of 2,244,304 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 281,583 shares of Class B Common Stock owned of record personally by her spouse, 916,156 shares of Class B Common Stock owned by the Dolan Children Trust for the benefit of her spouse and 1,046,565 shares of Class B Common Stock owned of record by the 2009 Family Trust for the benefit of her spouse). She disclaims beneficial ownership of an aggregate of 1,220,753 shares of Class A Common Stock (including 977,837 shares of Class A Common Stock owned of record personally by her spouse, options held personally by her spouse to purchase 191,110 shares of Class A Common Stock that are exercisable within 60 days of the Reference Date, 746 shares of Class A Common Stock held by her spouse as custodian for one or more minor children or household members, 44,342 shares of Class A Common Stock owned of record by CFD 2009 Children’s Trust LLC, a wholly-owned subsidiary of the Dolan Children Trust for the benefit of her spouse, and 6,718 shares of Class A Common Stock owned of record by CFD 2009 Family Trust LLC, a wholly-owned subsidiary of the 2009 Family Trust for the benefit of her spouse) and an aggregate of 2,244,304 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 281,583 shares of Class B Common Stock owned of record personally by her spouse, 916,156 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of her spouse and 1,046,565 shares of Class B Common Stock owned of record by the 2009 Family Trust for the benefit of her spouse).
(8)Thomas C. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 29,355 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or to direct the disposition of an aggregate of 26,874 shares of Class A Common Stock (including 20,156 shares of Class A Common Stock owned of record by the Dolan Children Trust for his benefit and 6,718 shares of Class A Common Stock owned of record by the 2009 Family Trust for his benefit) and an aggregate of 1,177,861 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 468,423 shares of Class B Common Stock owned of record by the Dolan Children Trust for his benefit and 709,438 shares of Class B Common Stock owned of record by the 2009 Family Trust for his benefit). He disclaims beneficial ownership of an aggregate of 26,874 shares of Class A Common Stock (including 20,156 shares of Class A Common Stock owned of record by the Dolan Children Trust for his benefit and 6,718 shares of Class A Common Stock owned of record by the 2009 Family Trust for his benefit) and an aggregate of 1,177,861 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 468,423 shares of Class B Common Stock owned of record by the Dolan Children Trust for his benefit and 709,438 shares of Class B Common Stock owned of record by the 2009 Family Trust for his benefit).
(9)Brian G. Sweeney may be deemed to have (a) the sole power to vote or direct the vote of and dispose or direct the disposition of 22,427 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 119,259 shares of Class A Common Stock (including 10,419 shares of Class A Common Stock owned personally by his spouse, Deborah A. Dolan-Sweeney, an aggregate of 3,414 shares of Class A Common Stock held in trusts for his children, for which he serves as trustee, 24,187 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of his spouse,

6,718 shares of Class A Common Stock owned of record by the 2009 Family Trust for the benefit of his spouse and 74,521 shares of Class A Common Stock owned of record by the Beathra Foundation) and an aggregate of 1,082,869 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 511,089 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of his spouse and 571,780 shares of Class B Common Stock owned of record by the 2009 Family Trust for the benefit of his spouse). He disclaims beneficial ownership of an aggregate of 119,259 shares of Class A Common Stock, (including 10,419 shares of Class A Common Stock owned personally by his spouse, 3,414 shares of Class A Common Stock held in trusts for his children, for which he serves as trustee, 24,187 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of his spouse, 6,718 shares of Class A Common Stock owned of record by the 2009 Family Trust for the benefit of his spouse and 74,521 shares of Class A Common Stock owned of record by the Beathra Foundation) and an aggregate of 1,082,869 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 511,089 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of his spouse and 571,780 shares of Class B Common Stock owned of record by the 2009 Family Trust for the benefit of his spouse).
(10)Paul J. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of an aggregate of 46,607 shares of Class A Common Stock (including 398 shares of Class A Common Stock owned of record personally and 46,209 shares of Class A Common Stock owned of record by the CFD Trust No. 10, for which he serves as co-trustee) and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 68,529 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, for which he serves as co-trustee, and an aggregate of 1,437,495 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 1,380,548 shares of Class B Common Stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, for which he serves as co-trustee, and 56,947 shares of Class B Common Stock owned of record by the KMD 2012 Descendants Trust, for which he serves as co-trustee). He disclaims beneficial ownership of an aggregate of 114,738 shares of Class A Common Stock (including 46,209 shares of Class A Common Stock owned of record by the CFD Trust No. 10, for which he serves as co-trustee, and an aggregate of 68,529 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, for which he serves as co-trustee) and an aggregate of 1,437,495 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 1,380,548 shares of Class B Common Stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, for which he serves as co-trustee, and 56,947 shares of Class B Common Stock owned of record by the KMD 2012 Descendants Trust, for which he serves as co-trustee).
(11)Marianne Dolan Weber may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 11,606 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 80,225 shares of Class A Common Stock (including 49,320 shares of Class A Common Stock owned of record by the Heartfelt Wings Foundation Inc., 24,187 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit and 6,718 shares of Class A Common Stock owned of record by the 2009 Family Trust for her benefit) and an aggregate of 1,153,526 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 450,152 shares of Class B Common Stock owned of record by the Dolan Children Trust for her benefit, 646,426 shares of Class B Common Stock owned of record by the 2009 Family Trust for her benefit and 56,948 shares of Class B Common Stock owned of record by the MDW 2012 Descendants Trust). She disclaims beneficial ownership of an aggregate of 80,225 shares of Class A Common Stock (including 49,320 shares of Class A Common Stock owned of record by the Heartfelt Wings Foundation Inc., 24,187 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit and 6,718 shares of Class A Common Stock owned of record by the 2009 Family Trust for her benefit) and an aggregate of 1,153,526 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 450,152 shares of Class B Common Stock owned of record by the Dolan Children Trust for her benefit, 646,426 shares of Class B Common Stock owned of record by the 2009 Family Trust for her benefit and 56,948 shares of Class B Common Stock owned of record by the MDW 2012 Descendants Trust).
(12)Deborah A. Dolan-Sweeney may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 10,419 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 131,267 shares of Class A Common Stock (including 22,427 shares of Class A Common Stock owned of record personally by her spouse, 3,414 shares of Class A Common Stock held by trusts for her children, for which her spouse serves as trustee, 24,187 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit, 6,718 shares of Class A Common Stock owned of record by the 2009 Family Trust for her benefit and 74,521 shares of Class A

Common Stock owned of record by the Beathra Foundation) and an aggregate of 1,082,869 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 511,089 owned of record by the Dolan Children Trust for her benefit and 571,780 shares of Class B Common Stock owned of record by the 2009 Family Trust for her benefit). She disclaims beneficial ownership of an aggregate of 131,267 shares of Class A Common Stock (including 22,427 shares of Class A Common Stock owned of record personally by her spouse, 3,414 shares of Class A Common Stock held by trusts for her children, for which her spouse serves as trustee, 24,187 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit, 6,718 shares of Class A Common Stock owned of record by the 2009 Family Trust for her benefit and 74,521 shares of Class A Common Stock owned of record by the Beathra Foundation) and an aggregate of 1,082,869 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 511,089 owned of record by the Dolan Children Trust for her benefit and 571,780 shares of Class B Common Stock owned of record by the 2009 Family Trust for her benefit).
(13)Kathleen M. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of an aggregate of 3,314 shares of Class A Common Stock (including 2,378 shares of Class A Common Stock owned of record personally and 936 shares of Class A Common Stock held as custodian for one or more minor children or household members) and an aggregate of 15,318 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 7,659 shares of Class B Common Stock owned of record by the Ryan Dolan 1989 Trust and 7,659 shares of Class B Common Stock owned of record by the Tara Dolan 1989 Trust, for which she serves as sole trustee) and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 193,098 shares of Class A Common Stock (including 49,321 shares of Class A Common Stock owned of record by the Green Mountain Foundation Inc., an aggregate of 137,059 shares of Class A Common Stock owned of record by the Dolan Children Trusts, for which she serves as co-trustee, and 6,718 shares of Class A Common Stock owned of record by the 2009 Family Trust for her benefit) and an aggregate of 3,481,749 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 2,810,212 shares of Class B Common stock owned of record by the Dolan Children Trusts, for which she serves as co-trustee, 614,590 shares of Class B Common Stock owned of record by the 2009 Family Trust for her benefit and 56,947 shares of Class B Common Stock owned of record by the KMD 2012 Descendants Trust). She disclaims beneficial ownership of an aggregate of 194,034 shares of Class A Common Stock (including 936 shares of Class A Common Stock held as custodian for one or more minor children or household members, 49,321 shares of Class A Common Stock owned of record by the Green Mountain Foundation Inc., an aggregate of 137,059 shares of Class A Common Stock owned of record by the Dolan Children Trusts, for which she serves as co-trustee, and 6,718 shares of Class A Common Stock owned of record by the 2009 Family Trust for her benefit) and an aggregate of 3,497,067 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 7,659 shares of Class B Common Stock owned of record by the Ryan Dolan 1989 Trust and 7,659 shares of Class B Common Stock owned of record by the Tara Dolan 1989 Trust, for which she serves as sole trustee, 2,810,212 shares of Class B Common Stock owned of record by the Dolan Children Trusts, for which she serves as co-trustee, 614,590 shares of Class B Common Stock owned of record by the 2009 Family Trust for her benefit and 56,947 shares of Class B Common Stock owned of record by the KMD 2012 Descendants Trust).
(14)Mary S. Dolan may be deemed to have (a) the sole power to vote or direct the vote and to dispose of or direct the disposition of 3,453 shares of Class A Common Stock held as custodian for one or more minor children and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 63,416 shares of Class A Common Stock (including 3,947 shares of Class A Common Stock owned jointly with her spouse, 24,187 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, for which she serves as co-trustee, an aggregate of 1,692 shares of Class A Common Stock (including 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne Rose Weber and 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, for which she serves as co-trustee) and an aggregate of 33,590 shares of Class A Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee) and an aggregate of 4,213,782 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 56,947 shares of Class B Common Stock owned of record by the KMD 2012 Descendants Trust, for which she serves as co-trustee, 511,089 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, for which she serves as co-trustee, and an aggregate of 3,645,746 shares of Class B Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee). She disclaims beneficial ownership of an aggregate of 62,922 shares of Class A Common Stock (including 3,453 shares of Class A Common Stock held as custodian for one or more minor children, 24,187 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, for which she serves as co-trustee, an aggregate of 1,692 shares of Class A Common Stock (including 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne Rose Weber and 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, for which she serves as co-trustee) and an aggregate of 33,590 shares of Class A Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee) and an aggregate of 4,213,782 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 56,947 shares of Class B Common Stock owned of record by the KMD 2012 Descendants Trust, for which she serves as co-trustee, 511,089 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah A. Dolan-Sweeney, for which she serves as co-trustee, and an aggregate of 3,645,746 shares of Class B Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee).
(15)Matthew J. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of an aggregate of 1,206 shares of Class A Common Stock (including 619 shares of Class A Common Stock owned of record personally and 587 shares of Class A Common Stock held as custodian for one or more minor children) and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 45,151 shares of Class A Common Stock (including 480 shares of Class A Common Stock owned jointly with his spouse, 328 shares of Class A Common Stock held by his spouse as custodian for one or more minor children and an aggregate of 44,343 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan, for which he serves as co-trustee) and an aggregate of 918,575 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan, for which he serves as co-trustee. He disclaims beneficial ownership of an aggregate of 45,258 shares of Class A Common Stock (including 587 shares of Class A Common Stock held as custodian for one or more minor children, 328 shares of Class A Common Stock held by his spouse as custodian for one or more minor children and an aggregate of 44,343 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan, for which he serves as co-trustee) and an aggregate of 918,575 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan, for which he serves as co-trustee.
(16)Corby Dolan Leinauer may be deemed to have (a) the sole power to vote or direct the vote and to dispose of or direct the disposition of 192 shares of Class A Common Stock held as custodian for one or more minor children and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 36,121 shares of Class A Common Stock (including 154 shares of Class A Common Stock owned jointly with her spouse, 685 shares of Class A Common Stock owned of record by the Leinauer Family Education Trust, an aggregate of 1,692 shares of Class A Common Stock (including 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne Rose Weber and 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, for which she serves as co-trustee) and an aggregate of 33,590 shares of Class A Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee) and an aggregate of 3,645,746 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts, for which she serves as co-trustee. She disclaims beneficial ownership of an aggregate of 36,159 shares of Class A Common Stock (including 192 shares of Class A Common Stock held as custodian for one or more minor children, 685 shares of Class A Common Stock owned of record by the Leinauer Family Education Trust, an aggregate of 1,692 shares of Class A Common Stock (including 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne Rose Weber and 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, for which she serves as co-trustee) and an aggregate of 33,590 shares of Class A Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee) and an aggregate of 3,645,746 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts, for which she serves as co-trustee.
(17)Kathleen M. Dolan and Paul J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO James L. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(18)Kathleen M. Dolan and Matthew J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Thomas C. Dolan and have the shared power to vote and dispose of the shares held by the trust.
(19)Kathleen M. Dolan and Matthew J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Marianne Dolan Weber and have the shared power to vote and dispose of the shares held by the trust.
(20)Kathleen M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney and have the shared power to vote and dispose of the shares held by the trust.
(21)Kathleen M. Dolan and Paul J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan and have the shared power to vote and dispose of the shares held by the trust.
(22)Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO James L. Dolan and have the shared power to vote and dispose of the shares held by the trust.
(23)Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan and have the shared power to vote and dispose of the shares held by the trust.
(24)Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Marianne E. Dolan Weber and have the shared power to vote and dispose of the shares held by the trust.
(25)Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney and have the shared power to vote and dispose of the shares held by the trust.
(26)Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan and have the shared power to vote and dispose of the shares held by the trust.
(27)Based upon a Schedule 13G filed with the SEC on April 7, 2026, BlackRock, Inc. (“BlackRock”) beneficially owns 3,853,804 shares of Class A Common Stock. BlackRock has sole voting power over 3,811,332 shares of Class A Common Stock and sole dispositive power over 3,853,804 shares of Class A Common Stock.
(28)Based upon a Schedule 13G/A (Amendment No. 14) filed with the SEC on February 13, 2026, Ariel Investments, LLC (“Ariel”) beneficially owns 3,168,534 shares of Class A Common Stock. Ariel has sole voting power over 2,780,058 shares of Class A Common Stock and sole dispositive power over 3,168,534 shares of Class A Common Stock.
(29)Based upon a Schedule 13G/A (Amendment No. 1) filed with the SEC on November 14, 2024, Jericho Capital Asset Management L.P. and Josh Resnick, personally (together, “Jericho”), beneficially own 2,805,615 shares of Class A Common Stock. Jericho has shared voting and dispositive power over 2,805,615 shares of Class A Common Stock.
(30)Based upon a Schedule 13G filed with the SEC on November 7, 2025, Morgan Stanley beneficially owns 1,747,934 shares of Class A Common Stock. Morgan Stanley has shared voting power over 1,698,864 shares of Class A Common Stock and shared dispositive power over 1,747,934 shares of Class A Common Stock.
(31)Based upon a Schedule 13G filed with the SEC on May 13, 2025, Barclays PLC (“Barclays”) beneficially owns 1,676,042 shares of Class A Common Stock. Barclays has sole voting and dispositive power over 1,676,042 shares of Class A Common Stock.
(32)Based upon a Schedule 13G/A (Amendment No. 1) filed with the SEC on April 15, 2025, Dimensional Fund Advisors LP (“Dimensional Fund”) beneficially owns 1,435,410 shares of Class A Common Stock. Dimensional Fund has sole voting power over 1,402,959 shares of Class A Common Stock and sole dispositive power over 1,435,410 shares of Class A Common Stock.
As a result of their ownership of all of the shares of Class B Common Stock, the Dolan Family Group is able to collectively control stockholder decisions on matters on which holders of our Class A Common Stock and Class B Common Stock vote together as a single class, and to elect up to 75% of the Company’s Board. The members of the Dolan Family Group holding Class B Common Stock are parties to a Stockholders Agreement, which has the effect of causing the voting power of the holders of our Class B Common Stock to be cast as a block with respect to all matters to be voted on by holders of our Class B Common Stock. Under the Stockholders Agreement, the shares of Class B Common Stock owned by members of the Dolan Family Group (representing all of the outstanding Class B Common Stock) are to be voted on all matters in accordance with the determination of the Dolan Family Committee (as defined below), except that the decisions of the Dolan Family

Committee are non-binding with respect to the Class B Common Stock owned by certain Dolan family trusts that collectively own approximately 79.0% of the outstanding Class B Common Stock (“Excluded Trusts”). The “Dolan Family Committee” consists of James L. Dolan, Thomas C. Dolan, Patrick F. Dolan, Kathleen M. Dolan, Marianne Dolan Weber and Deborah A. Dolan-Sweeney. The Dolan Family Committee generally acts by majority vote, except that approval of a going-private transaction must be approved by a two-thirds vote and approval of a change in control transaction must be approved by not less than all but one vote. The voting members of the Dolan Family Committee are James L. Dolan, Thomas C. Dolan, Kathleen M. Dolan, Deborah A. Dolan-Sweeney and Marianne Dolan Weber, with each member having one vote other than James L. Dolan, who has two votes. Because James L. Dolan has two votes, he has the ability to block Dolan Family Committee approval of any Company change in control transaction. Shares of Class B Common Stock owned by Excluded Trusts will on all matters be voted in accordance with the determination of the Excluded Trusts holding a majority of the Class B Common Stock held by all Excluded Trusts, except in the case of a vote on a going-private transaction or a change in control transaction, in which case a vote of trusts holding two-thirds of the Class B Common Stock owned by the Excluded Trusts is required.
All holders of our Class B Common Stock (other than the Charles F. Dolan Children Trusts), certain trusts for the benefit of members of the Dolan family and the Company have entered into a registration rights agreement (the “Dolan Registration Rights Agreement”). Under this agreement, the Company will provide the parties to the Dolan Registration Rights Agreement (the “Dolan Parties”) (and, in certain cases, transferees and pledgees of shares of Class B Common Stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A Common Stock (including those issued upon conversion of shares of Class B Common Stock). As of the Reference Date, the Dolan Parties owned 4,056,542 shares of Class B Common Stock (the “Dolan Shares”), which represented approximately 59.1% of our Class B Common Stock as well as 1,694,906 shares of Class A Common Stock (inclusive of exercisable options), which represented approximately 5.8% of our Class A Common Stock. Such shares of Class B Common Stock and Class A Common Stock, collectively, represented approximately 16.0% of our Common Stock and 43.2% of the aggregate voting power of our Common Stock.
The Charles F. Dolan Children Trusts (the “Children Trusts”) and the Company have entered into a registration rights agreement (the “Children Trusts Registration Rights Agreement”). Under this agreement, the Company will provide the Children Trusts (and, in certain cases, transferees and pledgees of shares of Class B Common Stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A Common Stock (including those issued upon conversion of shares of Class B Common Stock). As of the Reference Date, the Children Trusts owned approximately 2,810,212 shares of Class B Common Stock (the “Children Trust Shares”), which represented 40.9% of our Class B Common Stock, as well as 137,059 shares of Class A Common Stock, which represented 0.5% of our Class A Common Stock. Such shares of Class B Common Stock and Class A Common Stock, collectively, represented approximately 8.2% of our Common Stock and 28.9% of the aggregate voting power of our Common Stock.
In the Children Trusts Registration Rights Agreement, each Children Trust has agreed that in the case of any sale or disposition of its shares of Class B Common Stock (other than to other Dolan family interests) by such Children Trust, or of any of the Children Trust Shares by any other Dolan family interest to which such shares of Class B Common Stock are transferred, such shares will be converted into shares of Class A Common Stock. The Dolan Registration Rights Agreement does not include a comparable conversion obligation, and the conversion obligation in the Children Trusts Registration Rights Agreement does not apply to any other shares of Class B Common Stock (including the Dolan Shares).
The Dolan Registration Rights Agreement and the Children Trusts Registration Rights Agreement are included as exhibits to our Annual Report on Form 10-K, and the foregoing discussion of those agreements is qualified in its entirety by reference to those agreements as filed.

OTHER MATTERS

STOCKHOLDER PROPOSALS FOR 2027 ANNUAL MEETING
Our stockholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals at our 2027 annual meeting and have those proposals included in the proxy materials to be distributed by us in connection with our 2027 annual meeting must submit their proposals to Sphere Entertainment Co., Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121 on or before December 29, 2026. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposal to be eligible for inclusion in our 2027 proxy statement.
In accordance with our bylaws, in order for proposals, including stockholder director nominations for election, to be properly brought before the 2027 annual meeting, notice of any proposal to be presented by any stockholder must be delivered to Sphere Entertainment Co., Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121, not less than 60 nor more than 90 days prior to the date of the annual meeting. If, however, the date of the meeting is publicly announced or disclosed less than 70 days prior to the date of the meeting, such notice must be given not more than ten days after such date is first announced or disclosed. Any stockholder who gives notice of any such proposal shall deliver the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and set forth the stockholder’s name and address, the number and class of all shares of each class of stock of the Company beneficially owned by the stockholder, any material interest of such stockholder in the proposal (other than as a stockholder) and any additional information required under the rules of the SEC. Any stockholder desiring to nominate any person for election as a director of the Company shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of each class of stock of the Company beneficially owned by such person, the information regarding such person required by Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC applicable to the Company), such person’s signed consent to serve as a director of the Company if elected, such stockholder’s name and address, the number and class of all shares of each class of stock of the Company beneficially owned by the stockholder and any additional information required under the rules of the SEC.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2027 annual meeting must comply with all applicable requirements of Rule 14a-19 under the Exchange Act. The advance notice requirement under Rule 14a-19 does not override or supersede the longer advance notice requirement under our bylaws.

ANNUAL REPORT ON FORM 10-K
A copy of our Annual Report on Form 10-K, as filed with the SEC, will be sent to any stockholder, without charge, by regular mail or by email upon written request addressed to Sphere Entertainment Co., Attention: Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121.
You also may obtain our Annual Report on Form 10-K at the SEC’s website, www.sec.gov, or at www.sphereentertainmentco.com by clicking on “Investors,” then “Financials” and following the link from our “SEC Filings” page.

Mark C. Cresitello
Secretary
New York, New York
April 28, 2026

ANNEX A — RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
The Company believes that presenting Adjusted Operating Income, a non-U.S. GAAP financial measure, is meaningful, as it reflects metrics considered by the Compensation Committee in making its compensation determinations. The Company defines adjusted operating income (loss), which is a non-GAAP financial measure, as operating income (loss) before (i) depreciation, amortization and impairments of property and equipment, goodwill and intangible assets, (ii) amortization for capitalized cloud computing arrangement costs, (iii) share-based compensation expense, (iv) restructuring charges or credits, (v) merger, debt work-out, and acquisition-related costs, including merger-related litigation expenses, net of insurance recoveries, (vi) gains or losses on sales or dispositions of businesses and associated settlements, (vii) the impact of purchase accounting adjustments related to business acquisitions, and (viii) gains and losses related to the remeasurement of liabilities under the Company’s Executive Deferred Compensation Plan. The Company believes that given the length of the arena license agreements and resulting magnitude of the difference in leasing revenue recognized and cash revenue received, the exclusion of non-cash leasing revenue provides investors with a clearer picture of the Company’s operating performance. The Company believes that the exclusion of share-based compensation expense or benefit allows investors to better track the performance of the Company’s business without regard to the settlement of an obligation that is not expected to be made in cash. The Company eliminates merger, debt work-out, and acquisition-related costs, including merger-related litigation expenses, net of insurance recoveries, when applicable, because the Company does not consider such costs to be indicative of the ongoing operating performance of the Company as they result from an event that is of a non-recurring nature, thereby enhancing comparability. In addition, management believes that the exclusion of gains and losses related to the remeasurement of liabilities under the Company’s Executive Deferred Compensation Plan provides investors with a clearer picture of the Company’s operating performance given that, in accordance with U.S. GAAP, gains and losses related to the remeasurement of liabilities under the Company’s Executive Deferred Compensation Plan are recognized in Operating income (loss) whereas gains and losses related to the remeasurement of the assets under the Company’s Executive Deferred Compensation Plan, which are equal to and therefore fully offset the gains and losses related to the remeasurement of liabilities, are recognized in Other (expense) income, net, which is not reflected in Operating income (loss).
The Company believes adjusted operating income (loss) is an appropriate measure for evaluating the operating performance of its business segments and the Company on a consolidated basis. Adjusted operating income (loss) and similar measures with similar titles are common performance measures used by investors and analysts to analyze the Company’s performance. The Company uses revenues and adjusted operating income (loss) measures as the most important indicators of its business performance, and evaluates management’s effectiveness with specific reference to these indicators. Adjusted operating income (loss) should be viewed as a supplement to and not a substitute for operating income (loss), net income (loss), cash flows from operating activities, and other measures of performance and/or liquidity presented in accordance with GAAP. Since adjusted operating income (loss) is not a measure of performance calculated in accordance with GAAP, this measure may not be comparable to similar measures with similar titles used by other companies.
All dollar amounts included in this Annex A are represented in thousands, except as otherwise noted. The following is a reconciliation of operating income (loss) (GAAP) to adjusted operating income (loss) (non-GAAP) for the year ended December 31, 2025 as disclosed in our Annual Report on Form 10-K, the 2024 fiscal transition period ended December 31, 2024 as disclosed in our Transition Report on Form 10-KT and each of the fiscal years ended June 30, 2024 and 2023 as disclosed in our Annual Report on Form 10-K for the relevant fiscal year. See our Annual Report on Form 10-K for the year ended December 31, 2025, our Transition Report on Form 10-KT for the 2024 fiscal transition period ended December 31, 2024 and each of our Annual Reports on Form 10-K for the fiscal year ended June 30, 2024 and June 30, 2023 for additional information. The MSGE Distribution and Tao Group Hospitality both qualified for discontinued operations presentation under GAAP during the fiscal year ended June 30, 2023. As such, the Company’s fiscal year ended June 30, 2023 results exclude the operations of each disposed business.

Year Ended December 31, 2025 ($)
Operating loss	(229,564)
Share-based compensation	59,005
Depreciation and amortization	336,411
Restructuring charges	11,520
Impairment and other losses, net	69,781
Merger, debt work-out, and acquisition-related costs, including merger-related litigation expenses, net of insurance recoveries	7,888
Amortization for capitalized cloud computing costs	6,316
Remeasurement of deferred compensation plan liabilities	467
Adjusted operating income (loss)	261,824

Six Months Ended December 31, 2024 ($)
Operating loss	(260,560)
Share-based compensation	33,394
Depreciation and amortization	165,232
Restructuring charges	5,164
Impairment and other losses, net	65,233
Merger, debt work-out, and acquisition-related costs, including merger-related litigation expenses, net of insurance recoveries	12,377
Amortization for capitalized cloud computing costs	1,731
Remeasurement of deferred compensation plan liabilities	91
Adjusted operating income (loss)	22,662

Year Ended June 30, 2024 ($)
Operating loss	(341,241)
Share-based compensation	46,844
Depreciation and amortization	256,494
Restructuring charges	9,486
Impairment and other losses, net	121,473
Merger, debt work-out, and acquisition-related costs, including merger-related litigation expenses, net of insurance recoveries	(12,718)
Amortization for capitalized cloud computing costs	87
Remeasurement of deferred compensation plan liabilities	306
Adjusted operating income	80,731

Year Ended June 30, 2023 ($)
Operating loss	(273,042)
Share-based compensation(a)	42,607
Depreciation and amortization	30,716
Restructuring charges	27,924
Impairment and other gains, net	(6,120)
Merger, debt work-out, and acquisition-related costs, including merger-related litigation expenses, net of insurance recoveries	55,047
Amortization for capitalized cloud computing costs	161
Remeasurement of deferred compensation plan liabilities	187
Adjusted operating loss	(122,520)
_______________
(a)For periods through the MSGE Distribution, share-based compensation includes expenses related to corporate employees that the Company does not expect to incur in future periods, but which do not meet the criteria for inclusion in discontinued operations.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V94208-P48374-Z92304 SPHERE ENTERTAINMENT CO. TWO PENNSYLVANIA PLAZA NEW YORK, NY 10121 To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. ! ! ! For All Withhold All For All Except For Against Abstain ! !! ! !! The Board of Directors recommends you vote FOR ALL the following director nominees: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed. 1.&#9; Election of the following nominees as directors: Unless otherwise specified in the spaces provided, the undersigned’s vote is cast FOR the election of the director nominees listed in Proposal 1, FOR Proposals 2 and 3 and for 3 YEARS on Proposal 4 below, as more fully described in the accompanying Proxy Statement. &#9; (01)&#9; Joseph J. Lhota &#9; (02)&#9; Joel M. Litvin &#9; (03)&#9; Debra G. Perelman &#9; (04)&#9; John L. Sykes NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends you vote FOR the following proposals: The Board of Directors recommends you vote for 3 YEARS on the following proposal: 2.&#9; Ratification of the appointment of our independent registered public accounting firm. 3.&#9; Approval of, on an advisory basis, the compensation of our named executive officers. 4.&#9; Approval of, on an advisory basis, the frequency of the future advisory votes on named executive officer compensation. SPHERE ENTERTAINMENT CO. ! !!! 3 Years 1 Year2 Years Abstain SCAN TO VIEW MATERIALS & VOTEw YOUR VOTE IS IMPORTANT, PLEASE VOTE TODAY. Vote by the Internet or Telephone or Mail 24 Hours a Day, 7 Days a Week Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR barcode above. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on June 9, 2026 (June 5, 2026 for participants in the AMC Networks Inc. 401(k) Plan). Have your proxy card in hand when you access the website and then follow the instructions provided. During The Meeting - Go to www.virtualshareholdermeeting.com/SPHR2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. SHAREHOLDER MEETING REGISTRATION To vote and/or attend the meeting, you must register at the "Attend a Meeting" link at www.proxyvote.com by 5:00 p.m., Eastern Time, on June 5, 2026. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on June 9, 2026 (June 5, 2026 for participants in the AMC Networks Inc. 401(k) Plan). Have your proxy card in hand when you call and then follow the instructions provided. VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Sphere Entertainment Co., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by June 9, 2026 (June 5, 2026 for participants in the AMC Networks Inc. 401(k) Plan). If you vote by the Internet or by telephone you do NOT need to mail back your proxy card.

V94209-P48374-Z92304 Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders: The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. FOLD AND DETACH HERE &#61553; &#61553; &#9;&#9; CLASS A PROXY CARD SPHERE ENTERTAINMENT CO. Solicited by the Board of Directors for the Annual Meeting of Stockholders on June 10, 2026 The undersigned hereby appoints Robert H. Langer, Allen M. Lo and Mark C. Cresitello, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of Sphere Entertainment Co. (the "Company") which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/SPHR2026, on Wednesday, June 10, 2026, at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you sign and return this proxy card but do not give any direction, these shares will be voted FOR each of the director nominees in Proposal 1, FOR Proposals 2 and 3 and for 3 YEARS on Proposal 4, in the discretion of the proxies, and upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof. Attention participants in the AMC Networks Inc. 401(k) Plan: If you hold shares of the Company’s Class A Common Stock through the AMC Networks Inc. 401(k) Plan, you should complete, sign and return this proxy card to instruct Fidelity Management Trust Company, as Trustee of the AMC Networks Inc. 401(k) Plan, how to vote these shares. Your proxy card must be received no later than 11:59 p.m., Eastern Time, on June 5, 2026 so that the Trustee (who votes the shares on behalf of the AMC Networks Inc. 401(k) Plan participants) has adequate time to tabulate the voting instructions. Fidelity Management Trust Company shall not vote shares of the Company’s Class A Common Stock allocated to a participant’s account for which it has not received instructions from the participant. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement and Annual Report on Form 10-K of the Company. (Continued and to be signed on the reverse side)

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V94210-Z92305 SPHERE ENTERTAINMENT CO. TWO PENNSYLVANIA PLAZA NEW YORK, NY 10121 ! ! ! For All Withhold All For All Except For Against Abstain ! !! ! !! The Board of Directors recommends you vote FOR ALL the following director nominees: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed. 1.&#9; Election of the following nominees as directors: The Board of Directors recommends you vote FOR the following proposals: SPHERE ENTERTAINMENT CO. &#9; (01)&#9; James L. Dolan &#9; (02)&#9; Charles P. Dolan &#9; (03)&#9; Kristin A. Dolan &#9; (04)&#9; Marianne Dolan Weber &#9; (05)&#9; Paul J. Dolan &#9; (06)&#9; Quentin F. Dolan &#9; (07)&#9; Ryan T. Dolan &#9; (08)&#9; Thomas C. Dolan &#9; (09)&#9; Brian G. Sweeney &#9; (10)&#9; Vincent Tese &#9; (11)&#9; Isiah L. Thomas III 2.&#9; Ratification of the appointment of our independent registered public accounting firm. 3.&#9; Approval of, on an advisory basis, the compensation of our named executive officers. To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends you vote for 3 YEARS on the following proposal: 4.&#9; Approval of, on an advisory basis, the frequency of the future advisory votes on named executive officer compensation. ! !!! Unless otherwise specified in the spaces provided, the undersigned’s vote is cast FOR the election of the director nominees listed in Proposal 1, FOR Proposals 2 and 3 and for 3 YEARS on Proposal 4 below, as more fully described in the accompanying Proxy Statement. 3 Years 1 Year2 Years Abstain SCAN TO VIEW MATERIALS & VOTEw YOUR VOTE IS IMPORTANT, PLEASE VOTE TODAY. Vote by the Internet or Telephone or Mail 24 Hours a Day, 7 Days a Week Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR barcode above. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on June 9, 2026. Have your proxy card in hand when you access the website and then follow the instructions provided. During The Meeting - Go to www.virtualshareholdermeeting.com/SPHR2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. SHAREHOLDER MEETING REGISTRATION To vote and/or attend the meeting, you must register at the "Attend a Meeting" link at www.proxyvote.com by 5:00 p.m., Eastern Time, on June 5, 2026. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on June 9, 2026. Have your proxy card in hand when you call and then follow the instructions provided. VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Sphere Entertainment Co., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by June 9, 2026. If you vote by the Internet or by telephone you do NOT need to mail back your proxy card.

V94211-Z92305FOLD AND DETACH HERE &#61553; &#61553; (Continued and to be signed on the reverse side) &#9;&#9; CLASS B PROXY CARD SPHERE ENTERTAINMENT CO. Solicited by the Board of Directors for the Annual Meeting of Stockholders on June 10, 2026 The undersigned hereby appoints Robert H. Langer, Allen M. Lo and Mark C. Cresitello, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of Sphere Entertainment Co. (the "Company") which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/SPHR2026, on Wednesday, June 10, 2026, at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you sign and return this proxy card but do not give any direction, these shares will be voted FOR each of the director nominees in Proposal 1, FOR Proposals 2 and 3 and for 3 YEARS on Proposal 4, in the discretion of the proxies, and upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement and Annual Report on Form 10-K of the Company. Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders: The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.